UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07820

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2016

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
OCTOBER 31, 2016

 AC Alternatives® Income Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALNNX	3.03%	0.41%	7/31/15
HFRX Fixed Income - Credit Index	—	0.07%	-1.46%	—
Blended Index	—	4.95%	4.03%	—
Bloomberg Barclays U.S. Universal Bond Index	—	5.07%	4.37%	—
S&P 500 Index	—	4.51%	3.06%	—
Institutional Class	ALNIX	3.19%	0.62%	7/31/15
A Class	ALNAX			7/31/15
No sales charge		2.80%	0.23%
With sales charge		-3.16%	-4.39%
C Class	ALNHX	2.03%	-0.53%	7/31/15
R Class	ALNRX	2.50%	-0.08%	7/31/15
R6 Class	ALNDX	3.39%	0.78%	7/31/15
Although the fund commenced operations on May 29, 2015, the performance inception date reflects the date the fund began investing in accordance with its investment strategy.
Effective January 2016, the fund’s benchmark changed from a blended index (represented by 60% of the Bloomberg Barclays U.S. Universal Bond Index and 40% of the S&P 500 Index) to the HFRX Fixed Income - Credit Index. The fund’s investment advisor believes that the HFRX Fixed Income - Credit Index is more reflective of the fund’s strategy.
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made July 31, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $10,052

HFRX Fixed Income - Credit Index — $9,817

Blended Index — $10,508

Bloomberg Barclays U.S. Universal Bond Index — $10,551

S&P 500 Index — $10,385

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
2.07%	1.87%	2.32%	3.07%	2.57%	1.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Chris Bittman, Kent Muckel and Darren Myers

Performance Summary

For the fiscal year ended October 31, 2016, the AC Alternatives Income Fund generated a return of 3.03%.* This compares to a return of 0.07% for the HFRX Fixed Income - Credit Index, 5.07% for the Bloomberg Barclays U.S. Universal Bond Index, and 4.51% for the S&P 500 Index during this same period of time.

Performance Review

The market environment over the last 12 months was filled with challenges leading to sharp declines in certain asset classes in the early part of the period, later followed by equally sharp rallies in other asset classes. The bottom in most markets came in mid-February as the price of oil bottomed and began to recover. This helped to alleviate concerns over a deteriorating economy and potential credit losses stemming from the oil, gas, and consumable fuels sector.

The fund’s allocation to below investment-grade credit, both high-yield bonds and bank loans, was a primary driver of performance during the period. After the asset class underperformed equities in 2015, we believed that it exhibited an attractive risk/reward trade-off, and that view was rewarded. By way of example, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index returned 10.14% during the 12-month period but 15.56% of this return has come during the 2016 calendar year. Other areas of the credit market benefited the fund as well, as securitized credit allocations recovered from weakness in the early months of 2016. The fund’s allocation to high-dividend-paying equities was another strong performer during the period, benefiting from investor flows amidst a low interest-rate environment and the relative safety of high-income equities in an uncertain market environment.

The primary detractor from fund returns during the period was the modest allocation to master limited partnerships (MLPs). The volatility in the sector was elevated over the last 12 months as the Alerian MLP Index declined -38.37% at its February lows only to rally back 59.52% by July. The asset class has since moved in tandem with oil prices to close out the period.

Asset allocation in the fund has turned somewhat more conservative recently, with higher cash balances. This seems prudent to us, given the elevated valuations across many asset classes and a likely increase in near-term downside risks due to the election cycles across the globe. We continue to prefer credit over equities given the better potential for credit returns and are favoring more floating rate assets and lower volatility income sources. We do not foresee a great degree of risk in the corporate credit markets given the cushion provided to investors by coupon payments, but acknowledge that balance sheet fundamentals are not improving and corporate leverage is at peak levels. We believe the fund is positioned for coupon-like returns for the remainder of the year and focused on security level valuations versus market beta. The structured credit market continues to offer good relative value opportunities, in our view, given the non-homogenous (i.e., varied) nature of the securities in the market. The fund continues to traffic in more niche markets requiring nimble capital and deep analysis.

*All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

5

We are currently wary of valuations in certain “bond proxy” equities, where valuations appear rich and fund flows have turned negative. We do believe that global financials can continue to perform well should interest rates trend toward levels seen at the beginning of the year. Lastly, and because cross-asset class diversification has become more difficult, the ability to position portfolios for volatility spikes and uncovering relative value opportunities is critical.

6

Fund Characteristics

OCTOBER 31, 2016
Types of Investments in Portfolio	% of net assets
Corporate Bonds	14.9%
Bank Loan Obligations	11.4%
Asset-Backed Securities	11.3%
Common Stocks	9.6%
Exchange-Traded Funds	9.1%
Collateralized Loan Obligations	7.4%
Commercial Mortgage-Backed Securities	6.3%
Collateralized Mortgage Obligations	3.4%
U.S. Treasury Securities	2.7%
Exchange-Traded Notes	2.5%
Purchased Options Contracts	—*
Corporate Bonds Sold Short	(0.2)%
Temporary Cash Investments	24.6%
Other Assets and Liabilities	(3.0)%
*Category is less than 0.05% of total net assets.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,039.50	$10.20	1.99%
Investor Class (before waiver)	$1,000	$1,039.50(2)	$10.30	2.01%
Institutional Class (after waiver)	$1,000	$1,039.90	$9.18	1.79%
Institutional Class (before waiver)	$1,000	$1,039.90(2)	$9.28	1.81%
A Class (after waiver)	$1,000	$1,037.70	$11.47	2.24%
A Class (before waiver)	$1,000	$1,037.70(2)	$11.58	2.26%
C Class (after waiver)	$1,000	$1,034.30	$15.29	2.99%
C Class (before waiver)	$1,000	$1,034.30(2)	$15.39	3.01%
R Class (after waiver)	$1,000	$1,036.90	$12.75	2.49%
R Class (before waiver)	$1,000	$1,036.90(2)	$12.85	2.51%
R6 Class (after waiver)	$1,000	$1,040.00	$8.41	1.64%
R6 Class (before waiver)	$1,000	$1,040.00(2)	$8.51	1.66%
Hypothetical
Investor Class (after waiver)	$1,000	$1,015.13	$10.08	1.99%
Investor Class (before waiver)	$1,000	$1,015.03	$10.18	2.01%
Institutional Class (after waiver)	$1,000	$1,016.14	$9.07	1.79%
Institutional Class (before waiver)	$1,000	$1,016.04	$9.17	1.81%
A Class (after waiver)	$1,000	$1,013.88	$11.34	2.24%
A Class (before waiver)	$1,000	$1,013.78	$11.44	2.26%
C Class (after waiver)	$1,000	$1,010.11	$15.11	2.99%
C Class (before waiver)	$1,000	$1,010.00	$15.21	3.01%
R Class (after waiver)	$1,000	$1,012.62	$12.60	2.49%
R Class (before waiver)	$1,000	$1,012.52	$12.70	2.51%
R6 Class (after waiver)	$1,000	$1,016.89	$8.31	1.64%
R6 Class (before waiver)	$1,000	$1,016.79	$8.42	1.66%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

OCTOBER 31, 2016

	Principal Amount/ Shares	Value
CORPORATE BONDS — 14.9%
Aerospace and Defense — 0.1%
StandardAero Aviation Holdings, Inc., 10.00%, 7/15/23(1)	$63,000	$67,095
Airlines — 0.5%
Intrepid Aviation Group Holdings LLC / Intrepid Finance Co., 6.875%, 2/15/19(1)	500,000	455,000
Auto Components — 0.2%
Allison Transmission, Inc., 5.00%, 10/1/24(1)	69,000	70,553
Goodyear Tire & Rubber Co. (The), 5.125%, 11/15/23	106,000	109,975
Goodyear Tire & Rubber Co. (The), 5.00%, 5/31/26	20,000	20,150
		200,678
Chemicals — 0.7%
TPC Group, Inc., 8.75%, 12/15/20(1)	750,000	624,375
Commercial Services and Supplies — 0.3%
ADT Corp. (The), 3.50%, 7/15/22	47,000	44,744
Advanced Disposal Services, Inc., 5.625%, 11/15/24(1)(2)	45,000	45,338
Live Nation Entertainment, Inc., 4.875%, 11/1/24(1)	57,000	57,000
Prime Security Services Borrower LLC / Prime Finance, Inc., 9.25%, 5/15/23(1)	78,000	82,906
		229,988
Communications Equipment — 0.4%
Zayo Group LLC / Zayo Capital, Inc., 6.00%, 4/1/23	172,000	181,675
Zayo Group LLC / Zayo Capital, Inc., 6.375%, 5/15/25	135,000	142,425
		324,100
Construction and Engineering — 0.2%
SBA Communications Corp., 4.875%, 7/15/22	126,000	128,218
SBA Communications Corp., 4.875%, 9/1/24(1)	62,000	62,232
		190,450
Construction Materials — 0.3%
Standard Industries, Inc., 6.00%, 10/15/25(1)	44,000	47,188
USG Corp., 5.50%, 3/1/25(1)	48,000	51,300
Vulcan Materials Co., 4.50%, 4/1/25	126,000	135,922
		234,410
Consumer Finance — 0.4%
CIT Group, Inc., 5.00%, 8/15/22	200,000	214,556
GLP Capital LP / GLP Financing II, Inc., 4.375%, 4/15/21	23,000	24,265
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	115,000	122,187
		361,008
Consumer Staples — 0.4%
Kronos Acquisition Holdings, Inc., 9.00%, 8/15/23(1)	182,000	187,460
Sabre GLBL, Inc., 5.375%, 4/15/23(1)	73,000	75,282
Sabre GLBL, Inc., 5.25%, 11/15/23(1)	53,000	54,656
		317,398

10

	Principal Amount/ Shares	Value
Containers and Packaging — 0.5%
Ball Corp., 5.25%, 7/1/25	$119,000	$127,181
Berry Plastics Corp., 5.50%, 5/15/22	89,000	93,005
BWAY Holding Co., 9.125%, 8/15/21(1)	50,000	52,500
Crown Americas LLC / Crown Americas Capital Corp. V, 4.25%, 9/30/26(1)	49,000	48,081
Sealed Air Corp., 5.125%, 12/1/24(1)	126,000	134,190
		454,957
Diversified Financial Services — 0.2%
Ally Financial, Inc., 4.25%, 4/15/21	106,000	107,192
Ally Financial, Inc., 4.125%, 2/13/22	33,000	33,093
Ally Financial, Inc., 5.125%, 9/30/24	30,000	31,500
		171,785
Diversified Telecommunication Services — 1.0%
Inmarsat Finance plc, 4.875%, 5/15/22(1)	210,000	199,101
Intelsat Jackson Holdings SA, 9.50%, 9/30/22(1)	176,000	196,240
Intelsat Jackson Holdings SA, 8.00%, 2/15/24(1)	38,000	38,684
Level 3 Financing, Inc., 5.625%, 2/1/23	400,000	412,000
		846,025
Electronic Equipment, Instruments and Components — 0.2%
WESCO Distribution, Inc., 5.375%, 6/15/24(1)	163,000	165,282
Energy Equipment and Services — 0.1%
CHC Helicopter SA, 9.25%, 10/15/20(3)(4)	252,000	125,370
Equity Real Estate Investment Trusts (REITs) — 0.1%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc., 4.50%, 9/1/26(1)	66,000	64,907
Financial Services — 0.1%
Iron Mountain, Inc., 4.375%, 6/1/21(1)	76,000	78,660
Food and Staples Retailing — 0.4%
Aramark Services, Inc., 5.125%, 1/15/24	301,000	316,050
Food Products — 0.7%
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., 4.875%, 5/1/21(5)	400,000	413,000
Post Holdings, Inc., 5.00%, 8/15/26(1)	141,000	137,122
TreeHouse Foods, Inc., 6.00%, 2/15/24(1)	84,000	90,636
		640,758
Health Care Providers and Services — 1.3%
Covenant Surgical Partners, Inc., 8.75%, 8/1/19(1)	400,000	392,000
DaVita, Inc., 5.125%, 7/15/24	125,000	122,109
HCA, Inc., 5.375%, 2/1/25	250,000	255,875
HCA, Inc., 4.50%, 2/15/27	75,000	74,250
Universal Health Services, Inc., 4.75%, 8/1/22(1)	28,000	28,826
Universal Health Services, Inc., 5.00%, 6/1/26(1)	278,000	289,120
		1,162,180
Hotels, Restaurants and Leisure — 0.8%
1011778 BC ULC / New Red Finance, Inc., 4.625%, 1/15/22(1)	300,000	310,500

11

		Principal Amount/ Shares	Value
Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24		$56,000	$59,360
Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24(1)		91,000	91,682
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.00%, 6/1/24(1)		20,000	20,600
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 5.25%, 6/1/26(1)		97,000	101,365
Six Flags Entertainment Corp., 4.875%, 7/31/24(1)		134,000	134,670
			718,177
Household Durables — 0.2%
Lennar Corp., 4.875%, 12/15/23		63,000	65,048
Tempur Sealy International, Inc., 5.50%, 6/15/26		61,000	62,983
Toll Brothers Finance Corp., 5.625%, 1/15/24		63,000	66,937
			194,968
Industrial Conglomerates — 0.2%
Gates Global LLC / Gates Global Co., 6.00%, 7/15/22(1)		213,000	202,350
Insurance — 0.5%
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 4.625%, 10/30/20		27,000	28,485
AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust, 5.00%, 10/1/21		250,000	266,250
Aircastle Ltd., 5.50%, 2/15/22		125,000	134,687
			429,422
Machinery — 0.1%
Huntington Ingalls Industries, Inc., 5.00%, 12/15/21(1)		29,000	30,486
Huntington Ingalls Industries, Inc., 5.00%, 11/15/25(1)		102,000	107,547
			138,033
Media — 2.7%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/26(1)(2)		22,000	22,220
AMC Entertainment Holdings, Inc., 5.75%, 6/15/25		60,000	60,375
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 1/15/24		387,000	410,220
CCO Holdings LLC / CCO Holdings Capital Corp., 5.75%, 2/15/26(1)		226,000	236,029
Lamar Media Corp., 5.75%, 2/1/26		131,000	140,746
National CineMedia LLC, 6.00%, 4/15/22		250,000	261,250
National CineMedia LLC, 5.75%, 8/15/26(1)		33,000	34,073
Nielsen Finance LLC / Nielsen Finance Co., 5.00%, 4/15/22(1)		94,000	96,085
Regal Entertainment Group, 5.75%, 6/15/23		13,000	13,423
Regal Entertainment Group, 5.75%, 2/1/25		65,000	65,650
Sirius XM Radio, Inc., 6.00%, 7/15/24(1)		59,000	62,761
Sirius XM Radio, Inc., 5.375%, 7/15/26(1)		80,000	81,475
Unison Ground Lease Funding LLC, 6.27%, 3/15/43(1)		171,000	159,870
Unitymedia GmbH, 3.75%, 1/15/27	EUR	250,000	262,100
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH, 5.00%, 1/15/25(1)		$101,000	102,894
Univision Communications, Inc., 6.75%, 9/15/22(1)		50,000	52,877
Univision Communications, Inc., 5.125%, 5/15/23(1)		40,000	40,800

12

		Principal Amount/ Shares	Value
Univision Communications, Inc., 5.125%, 2/15/25(1)		$250,000	$251,562
			2,354,410
Metals and Mining — 0.2%
Compass Minerals International, Inc., 4.875%, 7/15/24(1)		48,000	45,900
Constellium NV, MTN, 4.625%, 5/15/21	EUR	125,000	125,089
			170,989
Multiline Retail — 0.1%
JC Penney Corp., Inc., 5.875%, 7/1/23(1)		$49,000	50,544
Oil, Gas and Consumable Fuels — 0.5%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp., 9.625%, 10/15/18		98,000	92,855
Diamondback Energy, Inc., 4.75%, 11/1/24(1)		50,000	50,063
Gulfport Energy Corp., 6.00%, 10/15/24(1)		70,000	71,312
Talos Production LLC / Talos Production Finance, Inc., 9.75%, 2/15/18(1)		500,000	250,625
			464,855
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., 4.50%, 5/15/23	EUR	100,000	84,727
Semiconductors and Semiconductor Equipment — 0.1%
NXP BV / NXP Funding LLC, 4.625%, 6/1/23(1)		$60,000	65,850
Software — 0.2%
Inception Merger Sub, Inc. / Rackspace Hosting, Inc., 8.625%, 11/15/24(1)(2)		63,000	63,236
Sophia LP / Sophia Finance, Inc., 9.00%, 9/30/23(1)		94,000	99,170
			162,406
Specialty Retail — 0.1%
Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/1/25		127,000	136,208
Technology Hardware, Storage and Peripherals — 0.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 5.875%, 6/15/21(1)		15,000	15,744
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 6.02%, 6/15/26(1)		63,000	68,770
			84,514
Textiles, Apparel and Luxury Goods — 0.3%
Hanesbrands, Inc., 4.875%, 5/15/26(1)		100,000	102,250
L Brands, Inc., 5.625%, 2/15/22		63,000	69,064
PVH Corp., 4.50%, 12/15/22		61,000	63,135
			234,449
Wireless Telecommunication Services — 0.6%
T-Mobile USA, Inc., 6.00%, 4/15/24		150,000	159,937
T-Mobile USA, Inc., 6.375%, 3/1/25(5)		12,000	12,893
T-Mobile USA, Inc., 6.50%, 1/15/26		301,000	332,605
			505,435
TOTAL CORPORATE BONDS (Cost $13,185,628)			13,027,813
BANK LOAN OBLIGATIONS(6) — 11.4%
Aerospace and Defense — 0.5%
DAE Aviation Holdings, Inc., 1st Lien Term Loan, 5.25%, 7/7/22		265,909	267,970

13

	Principal Amount/ Shares	Value
Sequa Corporation, New Term Loan B, 5.25%, 6/19/17	$161,727	$149,429
		417,399
Air Freight and Logistics — 0.4%
XPO Logistics, Inc., Term Loan B2, 4.25%, 10/30/21	347,419	349,962
Chemicals — 0.3%
Ascend Performance Materials Operations LLC, Term Loan B, 6.50%, 8/12/22	220,119	220,348
Commercial Services and Supplies — 0.7%
ADS Waste Holdings, Inc., Term Loan B2, 3.75%, 10/9/19	262,815	263,344
Fort Dearborn Company, 2016 1st Lien Term Loan, 5.00%, 10/19/23	30,388	30,597
Monitronics International Inc., Term Loan B2, 6.50%, 9/30/22	60,157	59,866
Sterling Infosystems, Inc., 1st Lien Term Loan B, 6/20/22(7)	150,000	149,860
USAGM HoldCo LLC, 2016 Incremental Term Loan, 5.50%, 7/28/22(8)	140,881	141,708
		645,375
Communications Equipment — 0.1%
Polycom, Inc., 1st Lien Term Loan, 7.50%, 9/27/23	129,100	126,195
Construction and Engineering†
SRS Distribution Inc., 2015 Term Loan B, 5.25%, 8/25/22	33,443	33,812
Construction Materials — 0.3%
CPG International Inc., New Term Loan, 4.75%, 9/30/20	240,503	241,932
Consumer Discretionary — 0.8%
Jeld-Wen Inc., Term Loan B, 5.25%, 10/15/21	123,741	124,862
National Vision, Inc., 1st Lien Term Loan, 4.00%, 3/12/21	247,462	246,327
William Morris Endeavor Entertainment, LLC, 1st Lien Term Loan, 5.25%, 5/6/21	247,468	249,263
William Morris Endeavor Entertainment, LLC, 2nd Lien Term Loan, 8.25%, 5/6/22	100,000	100,209
		720,661
Containers and Packaging — 0.3%
BWAY Holding Company, Inc., New Term Loan B, 5.50%, 8/14/20	217,569	219,404
Distributors — 0.4%
American Tire Distributors Holdings, Inc., 2015 Term Loan, 5.25%, 9/1/21	94,782	94,042
Spin Holdco Inc., New Term Loan B, 4.25%, 11/14/19	247,481	246,615
		340,657
Diversified Financial Services — 0.3%
Camelot UK Holdco Limited, Term Loan B, 4.75%, 10/3/23	30,181	30,266
Hub International Limited, Term Loan B, 4.00%, 10/2/20	89,826	89,919
Opal Acquisition, Inc., Term Loan B, 5.00%, 11/27/20	93,729	86,621
UFC Holdings, LLC, 1st Lien Term Loan, 5.00%, 8/18/23	95,268	96,229
		303,035

14

	Principal Amount/ Shares	Value
Diversified Telecommunication Services — 0.2%
Intelsat Jackson Holdings S.A., Term Loan B2, 3.75%, 6/30/19	$218,750	$209,801
Electric Utilities†
Lonestar Generation LLC, Term Loan B, 5.47%, 2/22/21	4,578	4,006
Electronic Equipment, Instruments and Components — 0.2%
Excelitas Technologies Corp., 1st Lien Term Loan, 6.00%, 10/31/20	203,924	197,806
Energy — 0.2%
Granite Acquisition Inc., Term Loan B, 12/19/21(7)	191,427	190,072
Granite Acquisition Inc., Term Loan C, 12/19/21(7)	8,573	8,512
		198,584
Energy Equipment and Services — 0.3%
Murray Energy Corporation, Term Loan B1, 9.25%, 4/16/17	7,290	7,294
Murray Energy Corporation, Term Loan B2, 8.25%, 4/16/20	298,272	274,503
		281,797
Food and Staples Retailing†
Genoa, a QoL Healthcare Company, LLC, 2016 1st Lien Term Loan,10/25/23(7)	31,221	31,299
Health Care Providers and Services — 0.8%
BioClinica, Inc., 1st Lien Term Loan, 5.25%, 10/20/23	71,656	71,791
inVentiv Health, Inc., 2016 Term Loan B, 9/28/23(7)	69,678	69,766
Jaguar Holding Company II, 2015 Term Loan B, 4.25%, 8/18/22	429,758	429,833
Precyse Acquisition Corp., 2016 1st Lien Term Loan, 6.50%, 10/20/22	111,093	112,031
		683,421
Health Care Technology — 0.1%
Press Ganey Holdings, Inc., 1st Lien Term Loan, 4.25%, 10/21/23	62,500	62,578
Insurance — 0.2%
Alliant Holdings I, Inc., 2015 Term Loan B, 4.75%, 8/12/22	167,847	168,121
Internet Software and Services — 0.7%
Ancestry.com, 1st Lien Term Loan, 5.25%, 10/19/23	125,000	125,449
MH Sub I, LLC, 1st Lien Term Loan, 4.75%, 7/8/21	243,838	244,867
MH Sub I, LLC, 2nd Lien Term Loan, 8.50%, 7/8/22	163,447	162,426
Rackspace Hosting, Inc., 1st Lien Term Loan, 10/26/23(7)	102,893	103,601
		636,343
IT Services — 0.7%
Alion Science and Technology Corporation, 2015 Term Loan B, 5.50%, 8/19/21	90,293	88,713
First Data Corporation, Extended 2021 Term Loan, 3.52%, 3/24/21	354,093	354,364
Travelport Finance (Luxembourg) S.a.r.l., 2016 Term Loan B, 5.00%, 9/2/21	85,546	86,177
WEX Inc., Term Loan B, 4.25%, 7/1/23	96,113	97,367
		626,621
Machinery — 0.1%
Silver II US Holdings, LLC, Term Loan, 4.00%, 12/13/19	61,936	57,136

15

		Principal Amount/ Shares	Value
Media — 1.5%
Advantage Sales & Marketing, Inc., 2014 1st Lien Term Loan, 7/23/21(7)		$250,000	$247,916
CBS Radio Inc., Term Loan B, 4.50%, 10/17/23		19,644	19,775
CDS U.S. Intermediate Holdings, Inc., 1st Lien Term Loan, 5.00%, 7/8/22		118,208	118,578
Checkout Holding Corp., 1st Lien Term Loan, 4.50%, 4/9/21		159,847	144,795
Checkout Holding Corp., 2nd Lien Term Loan, 7.75%, 4/11/22		50,000	36,250
Cumulus Media Holdings Inc., 2013 Term Loan, 4.25%, 12/23/20		170,696	118,390
Deluxe Entertainment Services Group, Inc., Term Loan 2014, 6.50%, 2/28/20		149,812	146,816
Entercom Radio, LLC, 2016 Term Loan, 10/25/23(7)		62,104	62,570
Live Nation Entertainment, Inc., Term Loan B, 10/26/23(7)		13,492	13,525
Mission Broadcasting, Inc., 2016 Term Loan B2, 9/26/23(7)		5,001	5,027
Nexstar Broadcasting, Inc., 2016 Term Loan B, 9/21/23(7)		56,118	56,417
Trader Corporation, Term Loan, 5.00%, 9/28/23		25,763	25,957
Ziggo Secured Finance BV, EUR Term Loan C, 8/31/24(7)	EUR	250,000	276,401
			1,272,417
Metals and Mining — 0.2%
TurboCombustor Technology, Inc, New Term Loan B, 5.50%, 12/2/20		$126,368	114,363
WireCo WorldGroup, Inc., 1st Lien Term Loan, 6.50%, 9/30/23		69,322	69,842
			184,205
Multiline Retail — 0.1%
J.C. Penney Corporation, Inc., 2016 Term Loan B, 5.25%, 6/23/23		58,920	59,421
Personal Products — 0.3%
KIK Custom Products, Inc., 2015 Term Loan B, 6.00%, 8/26/22		217,437	217,800
Pharmaceuticals — 0.1%
PCI Pharma Services, 1st Lien Term Loan, 5.00%, 6/30/23		61,415	61,569
Software — 1.0%
Dell Software Group, Term Loan B, 9/23/22(7)		82,632	82,756
Emdeon Business Services, LLC, Term Loan B2, 3.75%, 11/2/18		187,487	188,132
Epicor Software Corporation, 1st Lien Term Loan, 4.75%, 6/1/22		50,000	49,547
Epicor Software Corporation, 2016 Term Loan, 5.00%, 6/1/22		55,476	55,545
RP Crown Parent, LLC, 2016 Term Loan B, 4.50%, 10/12/23		125,000	125,234
SolarWinds, Inc., 2016 USD Term Loan, 5.50%, 2/5/23		47,527	47,842
Sophia, L.P., 2015 Term Loan B, 4.75%, 9/30/22		175,197	175,690
STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.25%, 6/30/22		149,564	147,601
			872,347
Specialty Retail — 0.4%
Harbor Freight Tools USA, Inc., 2016 Term Loan B, 4.14%, 8/19/23		77,857	78,501

16

	Principal Amount/ Shares	Value
Outerwall Inc., 1st Lien Term Loan, 5.25%, 9/27/23	$34,925	$35,289
Petco Animal Supplies, Inc., 2016 Term Loan B1, 5.00%, 1/26/23	173,818	175,556
Serta Simmons Holdings, LLC, 1st Lien Term Loan, 10/20/23(7)	58,396	58,480
		347,826
Textiles, Apparel and Luxury Goods — 0.2%
Ascena Retail Group, Inc., 2015 Term Loan B, 5.25%, 8/21/22	161,520	157,364
TOTAL BANK LOAN OBLIGATIONS (Cost $9,786,138)		9,949,242
ASSET-BACKED SECURITIES(9) — 11.3%
American Credit Acceptance Receivables Trust, Series 2014-2, Class B, 2.26%, 3/10/20(1)	43,633	43,651
AmeriCredit Automobile Receivables, Series 2015-4, Class D, 3.72%, 12/8/21	80,000	82,914
AmeriCredit Automobile Receivables Trust, Series 2013-4, Class D, 3.31%, 10/8/19	365,000	371,513
Bear Stearns Asset Backed Securities Trust, Series 2007-2, Class A2, VRN, 0.85%, 11/25/16	236,135	229,672
CAL Funding II Ltd., Series 2012-1A, Class A SEQ, 3.47%, 10/25/27(1)	300,000	293,660
CAL Funding II Ltd., Series 2013-1A, Class A SEQ, 3.35%, 3/27/28(1)	295,167	288,853
CLI Funding V LLC, Series 2013-2A, Class NOTE SEQ, 3.22%, 6/18/28(1)	286,020	278,213
CLI Funding V LLC, Series 2014-1A, Class A SEQ, 3.29%, 6/18/29(1)	415,127	403,276
CPS Auto Receivables Trust, Series 2012-B, Class D, 7.86%, 9/16/19(1)	161,143	167,101
CPS Auto Receivables Trust, Series 2013-A, Class E, 6.41%, 6/15/20(1)	53,813	53,924
CPS Auto Receivables Trust, Series 2015-C, Class D SEQ, 4.63%, 8/16/21(1)	207,000	209,391
CPS Auto Receivables Trust, Series 2016-A, Class E, 7.65%, 12/15/21(1)	250,000	260,091
CPS Auto Trust, Series 2016-D, Class D SEQ, 4.53%, 1/17/23(1)	250,000	249,931
Drive Auto Receivables Trust, Series 2015-AA, Class D, 4.12%, 7/15/22(1)	550,000	564,063
Drive Auto Receivables Trust, Series 2015-CA, Class D, 4.20%, 9/15/21(1)	300,000	306,321
DT Auto Owner Trust, Series 2015-2A, Class D, 4.25%, 2/15/22(1)	380,000	386,546
DT Auto Owner Trust, Series 2016-2A, Class C, 3.67%, 1/18/22(1)	295,000	300,915
Exeter Automobile Receivables Trust, Series 2015-2A, Class A SEQ, 1.54%, 11/15/19(1)	144,225	144,091
Exeter Automobile Receivables Trust, Series 2015-2A, Class D, 5.79%, 5/16/22(1)	275,000	277,351
Flagship Credit Auto Trust, Series 2013-2, Class A SEQ, 1.94%, 1/15/19(1)	10,896	10,897
Flagship Credit Auto Trust, Series 2014-2, Class B, 2.84%, 11/16/20(1)	357,000	359,236
Flagship Credit Auto Trust, Series 2014-2, Class C, 3.95%, 12/15/20(1)	132,000	132,853

17

	Principal Amount/ Shares	Value
Flagship Credit Auto Trust, Series 2015-1, Class C, 3.76%, 6/15/21(1)	$250,000	$250,671
Flagship Credit Auto Trust, Series 2015-2, Class C, 4.08%, 12/15/21(1)	300,000	302,858
Global SC Finance II SRL, Series 2013-1A, Class A SEQ, 2.98%, 4/17/28(1)	227,500	219,768
Global SC Finance II SRL, Series 2014-1A, Class A2, 3.09%, 7/17/29(1)	497,375	476,152
OneMain Financial Issuance Trust, Series 2015-2A, Class A SEQ, 2.57%, 7/18/25(1)	450,000	452,056
OneMain Financial Issuance Trust, Series 2016-3A, Class A SEQ, 3.83%, 6/18/31(1)	475,000	490,251
Progreso Receivables Funding IV LLC, Series 2015-B, Class A, 3.00%, 7/28/20(1)	450,000	449,092
Santander Drive Auto Receivables Trust, Series 2016-1, Class D, 4.02%, 4/15/22	280,000	293,624
Sierra Timeshare Receivables Funding LLC, Series 2011-3A, Class C, 9.31%, 7/20/28(1)	100,357	100,672
Sierra Timeshare Receivables Funding LLC, Series 2014-2A, Class B, 2.40%, 6/20/31(1)	144,060	144,365
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24(1)	130,000	130,426
TAL Advantage V LLC, Series 2014-1A, Class A, 3.51%, 2/22/39(1)	374,000	366,917
TAL Advantage V LLC, Series 2014-3A, Class A SEQ, 3.27%, 11/21/39(1)	242,500	235,110
Vertical Bridge CC LLC, Series 2016-2A, Class A SEQ, 5.19%, 10/15/46(1)	500,000	500,156
TOTAL ASSET-BACKED SECURITIES (Cost $9,783,966)		9,826,581
COMMON STOCKS — 9.6%
Air Freight and Logistics — 0.2%
CH Robinson Worldwide, Inc.	2,427	165,327
Automobiles — 0.2%
General Motors Co.	5,363	169,471
Beverages — 0.4%
PepsiCo, Inc.	3,538	379,274
Biotechnology — 0.3%
AbbVie, Inc.(5)	2,566	143,131
Amgen, Inc.	987	139,325
		282,456
Chemicals — 0.7%
Air Products & Chemicals, Inc.	1,131	150,898
Scotts Miracle-Gro Co. (The), Class A	5,116	450,668
		601,566
Commercial Services and Supplies — 0.4%
KAR Auction Services, Inc.(5)	8,966	381,772
Containers and Packaging — 0.7%
Packaging Corp. of America(5)	2,295	189,337
Sonoco Products Co.	7,531	378,734
		568,071

18

	Principal Amount/ Shares	Value
Distributors — 0.2%
Genuine Parts Co.	1,688	$152,916
Electric Utilities — 0.4%
PG&E Corp.	6,020	373,962
Electrical Equipment — 0.4%
Hubbell, Inc.	3,532	369,165
Electronic Equipment, Instruments and Components — 0.4%
National Instruments Corp.(5)	13,440	377,530
Food and Staples Retailing — 0.4%
Sysco Corp.(5)	7,448	358,398
Gas Utilities — 0.4%
Spire, Inc.(5)	5,587	350,864
Health Care Equipment and Supplies — 0.2%
Abbott Laboratories	3,898	152,958
Hotels, Restaurants and Leisure — 0.4%
Carnival Corp.	3,574	175,483
Darden Restaurants, Inc.	2,754	178,432
		353,915
Leisure Products — 0.2%
Hasbro, Inc.	2,074	172,992
Machinery — 0.4%
PACCAR, Inc.(5)	6,524	358,298
Metals and Mining — 0.2%
Nucor Corp.	3,213	156,955
Multi-Utilities — 0.2%
Black Hills Corp.	2,710	167,614
Multiline Retail — 0.2%
Target Corp.	2,260	155,330
Pharmaceuticals — 0.4%
Johnson & Johnson(5)	3,049	353,654
Road and Rail — 0.2%
Union Pacific Corp.	1,823	160,752
Semiconductors and Semiconductor Equipment — 0.9%
Analog Devices, Inc.	2,691	172,493
Intel Corp.	10,812	377,015
QUALCOMM, Inc.	2,699	185,475
Versum Materials, Inc.(3)	560	12,712
		747,695
Software — 0.2%
Microsoft Corp.	3,033	181,737
Specialty Retail — 0.4%
Tiffany & Co.(5)	2,711	199,041
Williams-Sonoma, Inc.	3,172	146,610
		345,651
Technology Hardware, Storage and Peripherals — 0.2%
Western Digital Corp.(5)	3,589	209,741

19

	Principal Amount/ Shares	Value
Textiles, Apparel and Luxury Goods — 0.4%
Coach, Inc.	4,033	$144,744
VF Corp.	2,812	152,439
		297,183
TOTAL COMMON STOCKS (Cost $8,287,797)		8,345,247
EXCHANGE-TRADED FUNDS — 9.1%
iShares Global Financials ETF	38,072	1,992,308
iShares iBoxx $ High Yield Corporate Bond ETF(5)	7,529	647,645
iShares International Select Dividend ETF	100,322	2,919,370
iShares U.S. Preferred Stock ETF	34,878	1,358,498
PowerShares Preferred Portfolio ETF	65,149	975,932
TOTAL EXCHANGE-TRADED FUNDS (Cost $7,848,396)		7,893,753
COLLATERALIZED LOAN OBLIGATIONS(9) — 7.4%
ALM VII Ltd., Series 2013-7R2A, 4/24/24(1)(10)	$475,000	256,996
Babson Collateralized Loan Obligations Ltd., Series 2013-IA, Class D, VRN, 4.38%, 1/20/17(1)	300,000	293,090
CIFC Funding Ltd., Series 2014-3A, Class E, VRN, 5.63%, 1/23/17(1)	500,000	433,349
Golub Capital Partners Collateralized Loan Obligations Ltd., Series 2015-22A, Class C, VRN, 4.96%, 11/21/16(1)	300,000	302,581
Neuberger Berman Collateralized Loan Obligations XVI Ltd., Series 2014-16A, Class D, VRN, 4.23%, 1/17/17(1)	1,000,000	970,532
OZLM Funding II Ltd., Series 2012-2A, Class CR, VRN, 4.87%, 1/30/17(1)	500,000	495,700
OZLM VI Ltd., Series 2014-6A, Class D, VRN, 5.63%, 1/17/17(1)	535,000	463,310
Pinnacle Park Collateralized Loan Obligations Ltd., Series 2014-1A, Class E, VRN, 5.83%, 1/17/17(1)	520,000	458,620
Sound Point Collateralized Loan Obligations IX Ltd., Series 2015-2A, Class D, VRN, 4.43%, 1/20/17(1)	300,000	290,026
Sound Point Collateralized Loan Obligations V Ltd., Series 2014-1A, Class D, VRN, 4.28%, 1/18/17(1)	300,000	289,958
TICP Collateralized Loan Obligations VI 2016-2 Ltd., Series 2016-6A, Class D, VRN, 5.08%, 12/2/16(1)(2)	1,000,000	959,700
Venture XIV Collateralized Loan Obligations Ltd., Series 2013-14A, Class D, VRN, 4.58%, 11/28/16(1)	300,000	289,454
Venture XVI Collateralized Loan Obligations Ltd., Series 2014-16A, Class B1L, VRN, 4.33%, 1/17/17(1)	1,000,000	933,341
TOTAL COLLATERALIZED LOAN OBLIGATIONS (Cost $6,640,343)		6,436,657
COMMERCIAL MORTGAGE-BACKED SECURITIES(9) — 6.3%
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW15, Class A1A SEQ, 5.32%, 2/11/44	494,886	497,837
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class DPB, VRN, 4.38%, 11/15/16(1)	222,573	221,517
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class EPA, VRN, 4.78%, 11/15/16(1)	280,672	279,032
COMM Mortgage Trust, Series 2007-C9, Class G, VRN, 5.81%, 11/1/16(1)	200,000	189,645
GE Commercial Mortgage Corp., Series 2007-C1, Class A1A, VRN, 5.48%, 11/1/16	349,994	352,457

20

	Principal Amount/ Shares	Value
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class E, VRN, 4.33%, 11/15/16(1)	$1,000,000	$996,470
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2016-WPT, Class D, VRN, 4.28%, 11/15/16(1)(2)	1,000,000	1,000,938
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-INN, Class E, VRN, 4.14%, 11/15/16(1)	400,000	394,462
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-BXH, Class E, VRN, 4.28%, 11/15/16(1)	300,000	293,932
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-CBM, Class E, VRN, 4.39%, 11/15/16(1)	300,000	288,906
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class D, VRN, 3.83%, 11/15/16(1)	1,000,000	1,001,885
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $5,526,633)		5,517,081
COLLATERALIZED MORTGAGE OBLIGATIONS(9) — 3.4%
Private Sponsor Collateralized Mortgage Obligations — 1.5%
Credit Suisse Mortgage Trust, Series 2015-SAND, Class E, VRN, 4.38%, 11/15/16(1)	300,000	292,167
First Horizon Alternative Mortgage Securities Trust, Series 2004-FA2, Class 1A1 SEQ, 6.00%, 1/25/35	981,520	977,613
		1,269,780
U.S. Government Agency Collateralized Mortgage Obligations — 1.9%
GNMA, Series 2012-87, IO, VRN, 0.67%, 11/1/16	6,623,886	248,649
GNMA, Series 2012-99, IO, SEQ, VRN, 0.56%, 11/1/16	4,738,503	202,565
GNMA, Series 2014-126, IO, SEQ, VRN, 0.75%, 11/1/16	5,712,356	342,699
GNMA, Series 2014-126, IO, SEQ, VRN, 0.99%, 11/1/16	7,030,592	489,803
GNMA, Series 2015-85, IO, VRN, 0.69%, 11/1/16	7,040,658	386,291
		1,670,007
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $3,113,396)		2,939,787
U.S. TREASURY SECURITIES — 2.7%
U.S. Treasury Notes, 1.625%, 5/15/26 (Cost $2,400,650)	2,390,000	2,348,968
EXCHANGE-TRADED NOTES — 2.5%
Credit Suisse X-Links Cushing MLP Infrastructure ETN	17,114	357,340
ETRACS Alerian MLP Infrastructure Index ETN	23,764	634,974
JPMorgan Alerian MLP Index ETN	40,932	1,233,691
TOTAL EXCHANGE-TRADED NOTES (Cost $2,137,483)		2,226,005
PURCHASED OPTIONS CONTRACTS†
SPDR S&P 500 ETF Trust, Put $188, Expires December 2016	15	975
SPDR S&P 500 ETF Trust, Put $189, Expires December 2016	8	560
SPDR S&P 500 ETF Trust, Put $183, Expires March 2017	9	1,962
SPDR S&P 500 ETF Trust, Put $184, Expires March 2017	4	912
SPDR S&P 500 ETF Trust, Put $195, Expires June 2017	3	1,885
TOTAL PURCHASED OPTIONS CONTRACTS (Cost $25,110)		6,294

21

	Principal Amount/ Shares	Value
TEMPORARY CASH INVESTMENTS — 24.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $21,440,619)	21,440,619	$21,440,619
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 103.2% (Cost $90,176,159)		89,958,047
CORPORATE BONDS SOLD SHORT — (0.2)%
Automobiles — (0.1)%
Fiat Chrysler Automobiles NV, 4.50%, 4/15/20	$(98,000)	(100,695)
Chemicals — (0.1)%
Tronox Finance LLC, 144A, 7.50%, 3/15/22	(60,000)	(54,000)
TOTAL CORPORATE BONDS SOLD SHORT (Proceeds $152,064)		(154,695)
OTHER ASSETS AND LIABILITIES — (3.0)%		(2,676,289)
TOTAL NET ASSETS — 100.0%		$87,127,063

22

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Premiums Received	Value
Abbott Laboratories	29	Call	$44.00	November 2016	$1,466	$(58)
AbbVie, Inc.	19	Call	$67.50	November 2016	1,182	(19)
Air Products & Chemicals, Inc.	8	Call	$160.00	November 2016	634	(160)
Amgen, Inc.	7	Call	$185.00	November 2016	617	(17)
Analog Devices, Inc.	20	Call	$67.50	November 2016	984	(400)
Black Hills Corp.	20	Call	$65.00	November 2016	2,084	(600)
Carnival Corp.	26	Call	$50.00	November 2016	2,449	(1,625)
CH Robinson Worldwide, Inc.	18	Call	$75.00	November 2016	796	(45)
Coach, Inc.	30	Call	$38.00	November 2016	2,226	(1,650)
Darden Restaurants, Inc.	20	Call	$67.50	November 2016	384	(500)
General Motors Co.	40	Call	$34.00	November 2016	1,248	(200)
Genuine Parts Co.	12	Call	$105.00	November 2016	1,130	(180)
Hasbro, Inc.	15	Call	$85.00	November 2016	1,488	(1,237)
Intel Corp.	80	Call	$38.00	November 2016	5,777	(80)
iShares iBoxx $ High Yield Corporate Bond ETF	115	Put	$84.00	December 2016	12,997	(8,339)
iShares iBoxx $ High Yield Corporate Bond ETF	115	Call	$87.00	December 2016	8,189	(4,198)
Microsoft Corp.	22	Call	$60.00	November 2016	1,941	(1,947)
National Instruments Corp.	100	Call	$30.00	November 2016	4,921	(1,500)
Nucor Corp.	24	Call	$52.50	November 2016	1,325	(300)
PACCAR, Inc.	48	Call	$60.00	November 2016	4,042	(240)
PepsiCo, Inc.	26	Call	$110.00	November 2016	2,971	(741)
QUALCOMM, Inc.	20	Call	$67.50	November 2016	1,564	(5,690)
Sonoco Products Co.	56	Call	$55.00	November 2016	2,756	(1,260)
Sysco Corp.	55	Call	$50.00	November 2016	4,646	(1,513)
Target Corp.	16	Call	$70.00	November 2016	2,227	(1,488)
Tiffany & Co.	20	Call	$75.00	November 2016	2,584	(1,940)
Union Pacific Corp.	13	Call	$100.00	November 2016	1,459	(26)
VF Corp.	21	Call	$60.00	November 2016	1,663	(52)
Western Digital Corp.	26	Call	$60.00	November 2016	7,571	(2,964)
Williams-Sonoma, Inc.	23	Call	$52.50	November 2016	3,547	(345)
					$86,868	$(39,314)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	602,168	EUR	550,000	State Street Bank & Trust Co.	11/25/16	$(2,150)
USD	164,853	EUR	150,000	State Street Bank & Trust Co.	11/25/16	39
						$(2,111)

23

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
18	Euro-Bund 10-Year Bonds	December 2016	$3,204,399	$58,838
19	S&P 500 E-Mini	December 2016	2,014,095	24,262
			$5,218,494	$83,100

SWAP AGREEMENTS

CENTRALLY CLEARED CREDIT DEFAULT
Reference Entity	Notional Amount		Buy/Sell* Protection	Interest Rate	Termination Date	Implied Credit Spread**	Unrealized Appreciation (Depreciation)	Value
Markit CDX North America High Yield 27 Index		$1,500,000	Sell	5.00%	12/20/21	4.21%	$1,342	$60,166
Markit iTraxx Europe Senior Financials 26	EUR	1,073,000	Buy	1.00%	12/20/21	0.97%	(5,133)	(3,092)
Markit iTraxx Europe Series 26	EUR	1,073,000	Sell	1.00%	12/20/21	0.73%	1,831	17,466
							$(1,960)	$74,540

CREDIT DEFAULT
Counterparty/ Reference Entity	Notional Amount	Buy/Sell Protection	Interest Rate	Termination Date	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Value***
Bank of America N.A./ 21st Century Fox America, Inc.	$190,000	Buy	1.00%	12/20/21	$(4,787)	$(74)	$(4,861)
Bank of America N.A./ Comcast Corp.	114,000	Buy	1.00%	12/20/21	(3,132)	43	(3,089)
Bank of America N.A./ Cox Communications, Inc.	190,000	Buy	1.00%	12/20/21	823	(270)	553
Bank of America N.A./ Verizon Communications, Inc.	190,000	Buy	1.00%	12/20/21	(3,832)	192	(3,640)
					$(10,928)	$(109)	$(11,037)

*
The maximum potential amount the fund could be required to deliver as a seller of credit protection if a credit event occurs as defined under the terms of the agreement is the notional amount. The maximum potential amount may be partially offset by any recovery values of the reference entities and upfront payments received upon entering into the agreement.

24

** Implied credit spreads for centrally cleared credit default swap agreements are linked to the weighted average spread across the underlying reference entities included in a particular index. Implied credit spreads serve as an indication of the seller's performance risk related to the likelihood of a credit event occurring as defined in the agreement. Implied credit spreads are used to determine the value of swap agreements and reflect the cost of buying/selling protection, which may include upfront payments made/received upon entering the agreement. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform under the contract terms. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk.

***The value for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability or profit at the period end. Increasing values in absolute terms when compared to the notional amount of the credit default swap agreement represent a deterioration of the referenced entity's credit soundness and an increased likelihood or risk of a credit event occurring as defined in the agreement.

NOTES TO SCHEDULE OF INVESTMENTS
CDX	-	Credit Derivatives Indexes
EUR	-	Euro
GNMA	-	Government National Mortgage Association
IO	-	Interest Only
MTN	-	Medium Term Note
SEQ	-	Sequential Payer
USD	-	United States Dollar
VRN	-	Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $27,063,513, which represented 31.1% of total net assets. Of these securities, 1.8% of total net assets were deemed illiquid under policies approved by the Board of Directors.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(3)	Non-income producing.

(4)	Security is in default.

(5)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on options contracts and/or securities sold short. At the period end, the aggregate value of securities pledged was $1,569,170.

(6)
The interest rate on a bank loan obligation adjusts periodically based on a predetermined schedule. Rate shown is effective at period end. The maturity date on a bank loan obligation may be less than indicated as a result of contractual or optional prepayments. These prepayments cannot be predicted with certainty. Final maturity date is indicated.

(7)	The interest rate will be determined upon settlement of the bank loan obligation after period end.

(8)	Bank loan obligation includes unfunded delayed draw commitments. The principal amount and value of these unfunded commitments at the period end were $12,493 and $12,567, respectively.

(9)	Final maturity date indicated, unless otherwise noted.

(10)	Security is a collateralized loan obligation equity. These securities do not have stated interest rate but are entitled to receive excess cash flow generated by the collateralized loan obligation.

See Notes to Financial Statements.

25

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $90,176,159)	$89,958,047
Cash	367,670
Foreign currency holdings, at value (cost of $117,802)	112,149
Deposits with brokers for securities sold short and derivative instruments	503,995
Receivable for investments sold	601,534
Receivable for capital shares sold	1,021,419
Receivable for variation margin on futures contracts	3,515
Unrealized appreciation on forward foreign currency exchange contracts	39
Swap agreements, at value (including net premiums paid (received) of $823)	553
Interest and dividends receivable	350,578
92,919,499

Liabilities
Securities sold short, at value (proceeds of $152,064)	154,695
Written options contracts, at value (premiums of $86,868)	39,314
Payable for investments purchased	5,432,560
Payable for capital shares redeemed	11,323
Unrealized depreciation on forward foreign currency exchange contracts	2,150
Swap agreements, at value (including net premiums paid (received) of $(11,751))	11,590
Payable for variation margin on swap agreements	1,164
Payable for variation margin on futures contracts	1,817
Accrued management fees	123,299
Distribution and service fees payable	13,719
Interest expense payable on securities sold short	771
Broker fees and charges payable on securities sold short	34
5,792,436

Net Assets	$87,127,063

Net Assets Consist of:
Capital (par value and paid-in surplus)	$89,480,686
Undistributed net investment income	274,370
Accumulated net realized loss	(2,529,458)
Net unrealized depreciation	(98,535)
$87,127,063

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$41,447,137	4,372,206	$9.48
Institutional Class, $0.01 Par Value	$7,111,063	749,918	$9.48
A Class, $0.01 Par Value	$20,327,669	2,144,552	$9.48*
C Class, $0.01 Par Value	$12,129,031	1,286,614	$9.43
R Class, $0.01 Par Value	$1,955,590	206,711	$9.46
R6 Class, $0.01 Par Value	$4,156,573	438,297	$9.48
*Maximum offering price $10.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.

26

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Interest	$2,143,968
Dividends (net of foreign taxes withheld of $175)	386,507
2,530,475

Expenses:
Management fees	1,091,144
Distribution and service fees:
A Class	26,806
C Class	95,175
R Class	8,935
Directors' fees and expenses	1,846
Interest expense on securities sold short	5,025
Broker fees and charges on securities sold short	405
Other expenses	590
1,229,926
Fees waived	(5,213)
1,224,713

Net investment income (loss)	1,305,762

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(938,967)
Securities sold short transactions	(1,563)
Futures contract transactions	126,155
Swap agreement transactions	(1,179,719)
Written options contract transactions	20,336
Foreign currency transactions	14,831
(1,958,927)

Change in net unrealized appreciation (depreciation) on:
Investments	1,361,816
Securities sold short	(2,381)
Futures contracts	83,100
Swap agreements	753,595
Written options contracts	47,554
Translation of assets and liabilities in foreign currencies	(7,736)
2,235,948

Net realized and unrealized gain (loss)	277,021

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,582,783

See Notes to Financial Statements.

27

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016 AND PERIOD ENDED OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)
Operations
Net investment income (loss)	$1,305,762	$480,867
Net realized gain (loss)	(1,958,927)	(177,692)
Change in net unrealized appreciation (depreciation)	2,235,948	(2,334,483)
Net increase (decrease) in net assets resulting from operations	1,582,783	(2,031,308)

Distributions to Shareholders
From net investment income:
Investor Class	(978,526)	—
Institutional Class	(234,250)	—
A Class	(386,150)	—
C Class	(297,352)	—
R Class	(60,792)	—
R6 Class	(77,674)	—
Decrease in net assets from distributions	(2,034,744)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	36,711,052	52,899,280

Net increase (decrease) in net assets	36,259,091	50,867,972

Net Assets
Beginning of period	50,867,972	—
End of period	$87,127,063	$50,867,972

Undistributed net investment income	$274,370	$640,013

(1)	May 29, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

28

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Income Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide diverse sources of income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced operations on May 29, 2015, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Fixed income securities are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Corporate bonds, U.S. Treasury and Government Agency securities and bank loan obligations are valued using market models that consider trade data, quotations from dealers and active market makers, relevant yield curve and spread data, creditworthiness, trade data or market information on comparable securities, and other relevant security specific information. Mortgage-related and asset-backed securities are valued based on models that consider trade data, prepayment and default projections, benchmark yield and spread data and estimated cash flows of each tranche of the issuer. Collateralized loan obligations are valued based on discounted cash flow models that consider trade and economic data, prepayment assumptions and default projections. Fixed income securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Exchange-traded notes and equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures and options contracts are valued based on quoted prices as provided by the appropriate exchange. Swap agreements and over-the-counter options contracts are valued at an evaluated

29

mean as provided by independent pricing services or independent brokers. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income. Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

30

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, but may be paid less frequently. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP is responsible for making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were Arrowpoint Asset Management, LLC, Bain Capital Credit, LP (formerly Sankaty Advisors, LP), and Good Hill Partners LP. PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s subadvisors own 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 2.00% for the Investor Class, A Class, C Class and R Class, 1.80% for the Institutional Class and 1.65% for the R6 Class. Effective October 1, 2016, the investment advisor agreed to waive 0.08% of the fund’s management fee. The investment advisor expects this waiver to continue until February 28, 2018, and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $2,560, $418, $1,199, $738, $120 and $178 for the Investor Class, Institutional Class, A Class, C Class,

31

R Class and the R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.99% for the Investor Class, A Class, C Class and R Class, 1.79% for the Institutional Class and 1.64% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases of investment securities and securities sold short, excluding short-term investments, for the year ended October 31, 2016 totaled $71,021,127, of which $3,627,664 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities and securities sold short, excluding short-term investments, for the year ended October 31, 2016 totaled $47,533,402, of which $1,236,759 represented U.S. Treasury and Government Agency obligations.

Transactions in written options contracts during the year ended October 31, 2016 were as follows:

	Outstanding, Beginning of Period	Written	Closed	Exercised	Expired	Outstanding, End of Period
Number of Contracts	—	2,727	(152)	(1,139)	(392)	1,044
Premiums Received	—	$193,038	$(4,195)	$(77,133)	$(24,842)	$86,868

32

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Period ended October 31, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	3,292,955	$31,071,814	2,298,236	$22,883,895
Issued in reinvestment of distributions	104,730	976,510	—	—
Redeemed	(1,304,988)	(12,393,227)	(18,727)	(182,732)
	2,092,697	19,655,097	2,279,509	22,701,163
Institutional Class/Shares Authorized	80,000,000		100,000,000
Sold	223,611	2,118,179	600,000	6,000,000
Issued in reinvestment of distributions	25,141	234,250	—	—
Redeemed	(98,834)	(946,715)	—	—
	149,918	1,405,714	600,000	6,000,000
A Class/Shares Authorized	40,000,000		40,000,000
Sold	1,296,924	12,305,538	1,007,990	10,077,617
Issued in reinvestment of distributions	41,367	385,742	—	—
Redeemed	(201,729)	(1,924,374)	—	—
	1,136,562	10,766,906	1,007,990	10,077,617
C Class/Shares Authorized	40,000,000		40,000,000
Sold	407,147	3,836,114	1,012,561	10,120,500
Issued in reinvestment of distributions	31,818	295,025	—	—
Redeemed	(164,912)	(1,564,736)	—	—
	274,053	2,566,403	1,012,561	10,120,500
R Class/Shares Authorized	20,000,000		40,000,000
Sold	33,029	312,786	200,000	2,000,000
Issued in reinvestment of distributions	6,535	60,792	—	—
Redeemed	(32,853)	(313,388)	—	—
	6,711	60,190	200,000	2,000,000
R6 Class/Shares Authorized	30,000,000		40,000,000
Sold	262,927	2,495,176	200,000	2,000,000
Issued in reinvestment of distributions	8,336	77,674	—	—
Redeemed	(32,966)	(316,108)	—	—
	238,297	2,256,742	200,000	2,000,000
Net increase (decrease)	3,898,238	$36,711,052	5,300,060	$52,899,280

(1)	May 29, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

33

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Corporate Bonds	—	$13,027,813	—
Bank Loan Obligations	—	9,949,242	—
Asset-Backed Securities	—	9,826,581	—
Common Stocks	$8,345,247	—	—
Exchange-Traded Funds	7,893,753	—	—
Collateralized Loan Obligations	—	6,436,657	—
Commercial Mortgage-Backed Securities	—	5,517,081	—
Collateralized Mortgage Obligations	—	2,939,787	—
U.S. Treasury Securities	—	2,348,968	—
Exchange-Traded Notes	2,226,005	—	—
Purchased Options Contracts	6,294	—	—
Temporary Cash Investments	21,440,619	—	—
	$39,911,918	$50,046,129	—
Other Financial Instruments
Futures Contracts	$24,262	$58,838	—
Swap Agreements	—	78,185	—
Forward Foreign Currency Exchange Contracts	—	39	—
	$24,262	$137,062	—

Liabilities
Securities Sold Short
Corporate Bonds	—	$154,695	—
Other Financial Instruments
Swap Agreements	—	$14,682	—
Forward Foreign Currency Exchange Contracts	—	2,150	—
Written Options Contracts	$39,314	—	—
	$39,314	$16,832	—
7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Upon entering into a centrally cleared swap, a fund is required to deposit cash or securities (initial margin) with a financial intermediary in an amount equal to a certain percentage of the notional amount. Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the value and is a component of unrealized gains and losses. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that

34

there may be unfavorable changes in the underlying investments or instruments. The fund's average notional amount held during the period was $2,275,859.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts, total return swap agreements or option contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specified exercise price within a certain period or on a specific date.  A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments during the period was 90 purchased options contracts and 920 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin).
Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments during the period was 117 futures contracts.

A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund’s average swap agreement units held during the period was 8,341.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward foreign currency exchange contract or purchased call option contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms.

A fund may purchase a call option contract for the right to purchase a specific amount of a currency at a specific price on a specific date in the future. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The cost of currencies received through the exercise of call

35

option contracts is increased by the premium paid to purchase the option contracts. A fund recognizes a realized gain or loss when the option contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. The fund’s average exposure to foreign currency option contracts during the period was $350,000.

A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. Forward foreign currency exchange contracts are transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date in the future. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the forward foreign currency exchange contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. The fund’s average U.S. dollar exposure to forward foreign currency exchange contracts held during the period was $583,400.

Interest Rate Risk — The fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The value of bonds generally declines as interest rates rise. A fund may enter into futures contracts based on a bond index or a specific underlying security. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value.
Upon entering into a futures contract, a fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Subsequent payments (variation margin)
are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the futures contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average exposure to interest rate risk derivative instruments held during the period was 16 contracts.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Credit Risk	Receivable for variation margin on swap agreements*	—	Payable for variation margin on swap agreements*	$1,164
Credit Risk	Swap agreements	$553	Swap agreements	11,590
Equity Price Risk	Investment securities	6,294	Investment securities	—
Equity Price Risk	Receivable for variation margin on futures contracts*	3,515	Payable for variation margin on futures contracts*	—
Equity Price Risk	Written options contracts	—	Written options contracts	39,314
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	39	Unrealized depreciation on forward foreign currency exchange contracts	2,150
Interest Rate Risk	Receivable for variation margin on futures contracts*	—	Payable for variation margin on futures contracts*	1,817
		$10,401		$56,035

* Included in the unrealized appreciation (depreciation) on centrally cleared credit default swap agreements or futures contracts, as applicable, as reported in the Schedule of Investments.

36

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(26,471)	Change in net unrealized appreciation (depreciation) on swap agreements	$(1,744)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	142,191	Change in net unrealized appreciation (depreciation) on futures contracts	24,262
Equity Price Risk	Net realized gain (loss) on investment transactions	(64,399)	Change in net unrealized appreciation (depreciation) on investments	(14,362)
Equity Price Risk	Net realized gain (loss) on written options contract transactions	20,336	Change in net unrealized appreciation (depreciation) on written options contracts	47,554
Equity Price Risk	Net realized gain (loss) on swap agreement transactions	(1,153,248)	Change in net unrealized appreciation (depreciation) on swap agreements	755,339
Foreign Currency Risk	Net realized gain (loss) on investment transactions	(1,785)	Change in net unrealized appreciation (depreciation) on investments	1,331
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	5,373	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(3,398)
Interest Rate Risk	Net realized gain (loss) on futures contract transactions	(16,036)	Change in net unrealized appreciation (depreciation) on futures contracts	58,838
		$1,094,039		$867,820

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund’s investments in secured and unsecured participations in bank loan obligations and assignments of such loans may create substantial risk. The market for bank loans may not be highly liquid and the fund may have difficulty selling them. The fund’s bank loan investments typically will result in the fund having a contractual relationship only with the lender, not with the borrower. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation.

The fund may invest in collateralized debt obligations, collateralized loan obligations and other related instruments. Collateralized debt obligations are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

Issuers of high-yield securities (also known as “junk bonds”) are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political

37

changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations.

The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price.

Mortgage-related and other asset-backed securities are subject to additional risks including prepayment and extension risk. Mortgage-backed securities offered by non-governmental issuers are subject to specific risks, such as the failure of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets underlying the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.

9. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 and the period May 29, 2015 (fund inception) through October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$2,034,744	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$90,196,104
Gross tax appreciation of investments	$945,914
Gross tax depreciation of investments	(1,183,971)
Net tax appreciation (depreciation) of investments	(238,057)
Net tax appreciation (depreciation) on securities sold short	44,924
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(12,218)
Net tax appreciation (depreciation)	$(205,351)
Other book-to-tax adjustments	$(11,544)
Undistributed ordinary income	$278,142
Accumulated short-term capital losses	$(2,277,603)
Accumulated long-term capital losses	$(137,267)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on futures contracts. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

38

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Operating Expenses (before expense waiver)(3)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.61	0.24	0.04	0.28	(0.41)	$9.48	3.03%	2.00%	2.01%	2.57%	2.56%	98%	$41,447
2015(4)	$10.00	0.10	(0.49)	(0.39)	—	$9.61	(3.90)%	2.00%(5)	2.00%(5)	2.55%(5)	2.55%(5)	23%	$21,898
Institutional Class
2016	$9.61	0.26	0.05	0.31	(0.44)	$9.48	3.19%	1.80%	1.81%	2.77%	2.76%	98%	$7,111
2015(4)	$10.00	0.11	(0.50)	(0.39)	—	$9.61	(3.80)%	1.80%(5)	1.80%(5)	2.75%(5)	2.75%(5)	23%	$5,769
A Class
2016	$9.60	0.22	0.04	0.26	(0.38)	$9.48	2.80%	2.25%	2.26%	2.32%	2.31%	98%	$20,328
2015(4)	$10.00	0.09	(0.49)	(0.40)	—	$9.60	(4.00)%	2.25%(5)	2.25%(5)	2.30%(5)	2.30%(5)	23%	$9,673
C Class
2016	$9.57	0.14	0.05	0.19	(0.33)	$9.43	2.03%	3.00%	3.01%	1.57%	1.56%	98%	$12,129
2015(4)	$10.00	0.06	(0.49)	(0.43)	—	$9.57	(4.30)%	3.00%(5)	3.00%(5)	1.55%(5)	1.55%(5)	23%	$9,687
R Class
2016	$9.59	0.19	0.04	0.23	(0.36)	$9.46	2.50%	2.50%	2.51%	2.07%	2.06%	98%	$1,956
2015(4)	$10.00	0.08	(0.49)	(0.41)	—	$9.59	(4.10)%	2.50%(5)	2.50%(5)	2.05%(5)	2.05%(5)	23%	$1,917
R6 Class
2016	$9.62	0.27	0.04	0.31	(0.45)	$9.48	3.39%	1.65%	1.66%	2.92%	2.91%	98%	$4,157
2015(4)	$10.00	0.12	(0.50)	(0.38)	—	$9.62	(3.80)%	1.65%(5)	1.65%(5)	2.90%(5)	2.90%(5)	23%	$1,924

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	May 29, 2015 (fund inception) through October 31, 2015.

(5)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Income Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 29, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Income Fund of American Century Capital Portfolios, Inc. as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from May 29, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

41

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

42

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

43

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

44

Approval of Management and Subadvisory Agreements

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were Arrowpoint Asset Management, LLC; Bain Capital Credit, LP (previously known as Sankaty Advisors, LP); Good Hill Partners LP; and MAST Capital Management, LLC (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

45

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including the following:
Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with

46

the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund had less than one-year of performance history at the time of the Board’s review. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.

47

Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

48

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements with each Subadvisor, should be renewed.

Approval of the Timbercreek Subadvisory Agreement
The Board, in considering the approval of the underlying subadvisory agreement between the Advisor and Timbercreek Asset Management (U.S.) LLC (“Timbercreek”), referred to herein as the “Timbercreek Subadvisory Agreement,” received detailed information regarding the Fund, its investment objective and strategy, characteristics, and key attributes, as well as the experience of those designated to manage the Fund.
The Board received a recommendation from the Advisor and PWP to approve Timbercreek as an underlying subadvisor for the Fund. The information considered and the discussions held with regard to Timbercreek included, but were not limited to:

•	the nature, extent, and quality of investment management services to be provided by Timbercreek to the Fund;

•	Timbercreek’s breadth of experience in managing its particular investment strategy and in managing investments generally;

•	the expected composition and liquidity of the securities held in Timbercreek’s portion of the Fund;

•	data comparing the performance of Timbercreek’s proposed investment strategies employed in similar accounts to appropriate benchmarks; and

•	the compliance policies, procedures, and regulatory experience of Timbercreek, including management of other 1940 Act registered investment companies, if applicable.

The independent Directors reviewed the proposed fee for Timbercreek, noting that the compensation paid to Timbercreek would be paid by the Advisor out of the Fund’s unified fee. They also noted that the terms of the Timbercreek Subadvisory Agreement were the result of arms’ length negotiations between the Advisor and Timbercreek. The independent Directors considered all of the information provided by the Advisor, Timbercreek, and the independent Directors’ independent counsel in connection with the approval, and concluded that they had sufficient information to evaluate the proposed agreement on behalf of the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. Based on all of the information considered, the independent Directors concluded that the Timbercreek Subadvisory Agreement was fair and reasonable in light of the services to be provided and should be approved.

49

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

50

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $145,753, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

51

Notes

52

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90982 1612

ANNUAL REPORT
OCTOBER 31, 2016

 AC Alternatives® Long Short Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ALEVX	0.18%	0.18%	10/30/15
HFRX Equity Hedge Index	—	-2.57%	-2.56%	—
MSCI ACWI Index	—	2.05%	2.04%	—
Institutional Class	ALEJX	0.22%	0.22%	10/30/15
A Class	ALEQX			10/30/15
No sales charge		-0.17%	-0.17%
With sales charge		-5.94%	-5.91%
C Class	ALEHX	-0.92%	-0.92%	10/30/15
R Class	ALEWX	-0.42%	-0.42%	10/30/15
R6 Class	ALEDX	0.45%	0.45%	10/30/15
Although the fund commenced operations on October 15, 2015, the performance inception date reflects the date the fund began investing in accordance with its investment strategy.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made October 30, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $10,018

HFRX Equity Hedge Index — $9,743

MSCI ACWI Index — $10,205

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
3.33%	3.13%	3.58%	4.33%	3.83%	2.98%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Subadvisor: Perella Weinberg Partners Capital Management LP
Portfolio Managers: Chris Bittman, Kent Muckel and Darren Myers

Performance Summary

For the fiscal year ended October 31, 2016, AC Alternatives Long Short Fund generated a return of 0.18%*. This compares favorably to a return of -2.57% for the HFRX Equity Hedge Index. The fund generated that outperformance with less volatility, as measured by standard deviation, than the HFRX Equity Hedge Index. In comparison to the broad equity market, the MSCI ACWI Index returned 2.05% for the year.

Performance Review

In its inaugural year, the fund generated outperformance versus its benchmark in what proved to be a volatile market environment. The MSCI ACWI Index, for example, fell -9.12% from November to February before rallying back 12.29% from March to October. Sectors such as utilities and telecommunication services, along with so-called “low volatility” stocks, outperformed during the first part of the year as investors sought income in a low-yield environment before reversing sharply in more recent months. Technology and financials sectors had the opposite dynamic, falling in the early part of the year before regaining traction. Global macroeconomic events, such as the Brexit referendum in June and the uncertainty ahead of the November U.S. presidential election, added to the market’s instability. While the subadvisors were collectively able to generate outperformance relative to the benchmark, the general environment for stock selection was challenging.

Outperformance came from a variety of areas, a testament to the diversification provided through the fund’s multi-manager approach. During the equity market’s drawdown in January and February, for example, the fund was able to minimize losses through defensive positioning and its use of hedges within the overlay strategy (a strategy that attempts to dynamically adjust the risk profile of the fund for the anticipated market environment). This positioning helped to reduce overall net market exposure. Coming out of that market drawdown, exposure to the technology sector increased as the subadvisors found value in some of the names that had performed poorly. As technology rebounded, that exposure proved to be the biggest single contributor to outperformance over the remainder of the year. One detractor for the year was the fund’s exposure to European equities. After generating losses earlier in the year, the European equity markets recouped some of the losses as markets rallied following the Brexit event in June.

The fund benefited from some of its more unique positions. An investment in a group of Argentinean equities, for example, outperformed the market. Equity values increased as political changes in Argentina boosted expectations for future economic growth in the region. Finally, an overlay position that sought to benefit from outperformance of value equities over growth equities contributed favorably to performance. Exposure to merger arbitrage (a strategy to take advantage of short-term price changes in stocks involved in or rumored to be involved in mergers and acquisitions) and activist strategies proved less successful. Both of those strategies finished with negative performance for the year.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund's benchmark, other share classes may not. See page 3 for returns for all share classes.

Outlook

We believe the fund’s long/short, multi-manager approach is well-suited for the years ahead. The overall environment for hedged strategies, and stock selection more broadly, may have favorable tailwinds going forward should market volatility increase. With equity markets generally showing elevated valuations relative to historic levels, and economic growth continuing to be a cause for concern globally, the ability to go both long and short can be an important tool in the search for alpha in the years ahead.

Fund Characteristics

OCTOBER 31, 2016
Types of Investments in Portfolio	% of net assets
Common Stocks	75.7%
Exchange-Traded Funds	2.4%
Participatory Notes	1.7%
Exchange-Traded Funds Sold Short	(13.1)%
Common Stocks Sold Short	(9.6)%
Temporary Cash Investments	16.1%
Other Assets and Liabilities	26.8%*
*Amount relates primarily to deposits with brokers for securities sold short and derivative instruments.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,030.80	$15.82	3.10%
Institutional Class	$1,000	$1,031.80	$14.81	2.90%
A Class	$1,000	$1,028.70	$17.08	3.35%
C Class	$1,000	$1,024.70	$20.87	4.10%
R Class	$1,000	$1,027.70	$18.35	3.60%
R6 Class	$1,000	$1,032.80	$14.05	2.75%
Hypothetical
Investor Class	$1,000	$1,009.55	$15.66	3.10%
Institutional Class	$1,000	$1,010.56	$14.66	2.90%
A Class	$1,000	$1,008.30	$16.91	3.35%
C Class	$1,000	$1,004.53	$20.66	4.10%
R Class	$1,000	$1,007.04	$18.16	3.60%
R6 Class	$1,000	$1,011.31	$13.90	2.75%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 75.7%
Aerospace and Defense — 0.9%
Airbus Group SE	2,848	$169,294
Arconic, Inc.	149	4,279
General Dynamics Corp.(1)	69	10,401
L-3 Communications Holdings, Inc.(1)	29	3,971
Lockheed Martin Corp.(1)	984	242,438
Northrop Grumman Corp.(1)	45	10,305
Textron, Inc.(1)	74	2,966
United Technologies Corp.	277	28,310
		471,964
Air Freight and Logistics — 0.8%
FedEx Corp.(1)	2,383	415,405
Auto Components — 0.1%
Adient plc(2)	1,252	56,978
Goodyear Tire & Rubber Co. (The)(1)	90	2,613
		59,591
Automobiles — 0.5%
Bayerische Motoren Werke AG	970	84,515
Daimler AG	2,336	166,452
Ford Motor Co.(1)	1,302	15,285
General Motors Co.(1)	534	16,874
		283,126
Banks — 5.2%
ABN AMRO Group NV CVA	13,226	305,259
Banco Macro SA ADR(1)	1,511	115,183
Bank of America Corp.	35,249	581,608
Bank of the Ozarks, Inc.	5,381	198,882
BB&T Corp.	265	10,388
BBVA Banco Frances SA ADR	4,028	79,070
CIT Group, Inc.	58	2,107
Citigroup, Inc.(1)	1,020	50,133
Citizens Financial Group, Inc.(1)	106	2,792
Comerica, Inc.(1)	60	3,125
Danske Bank A/S	5,843	180,400
DNB ASA	16,673	241,145
Erste Group Bank AG	3,403	106,877
Fifth Third Bancorp(1)	272	5,919
First Republic Bank(1)	48	3,573
Grupo Financiero Galicia SA ADR(1)	3,529	109,893
Huntington Bancshares, Inc.(1)	272	2,883
JPMorgan Chase & Co.(1)	1,256	86,991
KBC Group NV(2)	1,954	119,069
KeyCorp(1)	288	4,067
M&T Bank Corp.(1)	54	6,627
Nordea Bank AB	29,105	305,965
PNC Financial Services Group, Inc. (The)(1)	175	16,730

	Shares	Value
Regions Financial Corp.(1)	451	$4,830
SunTrust Banks, Inc.(1)	174	7,870
U.S. Bancorp	565	25,289
Wells Fargo & Co.(1)	1,590	73,156
Western Alliance Bancorp(1)(2)	2,878	107,522
		2,757,353
Beverages — 2.1%
Constellation Brands, Inc., Class A(1)	5,832	974,644
Heineken NV	1,923	158,429
Molson Coors Brewing Co., Class B(1)	47	4,879
		1,137,952
Biotechnology — 0.5%
Actelion Ltd.	567	81,937
Alnylam Pharmaceuticals, Inc.(2)	733	26,095
Biogen, Inc.(2)	187	52,393
Incyte Corp.(2)	1,243	108,104
		268,529
Building Products — 1.0%
Johnson Controls International plc(1)	12,522	504,887
Capital Markets — 2.1%
Affiliated Managers Group, Inc.(1)(2)	4,208	558,233
Bank of New York Mellon Corp. (The)	336	14,539
BlackRock, Inc.	29	9,896
Charles Schwab Corp. (The)(1)	113	3,582
CME Group, Inc.	109	10,911
E*TRADE Financial Corp.(1)(2)	98	2,760
Franklin Resources, Inc.(1)	130	4,376
Goldman Sachs Group, Inc. (The)(1)	147	26,201
Intercontinental Exchange, Inc.(1)	436	117,890
Invesco Ltd.	126	3,539
Morgan Stanley(1)	524	17,591
Northern Trust Corp.(1)	79	5,721
OM Asset Management plc	7,141	100,474
Raymond James Financial, Inc.(1)	44	2,645
State Street Corp.(1)	137	9,619
Thomson Reuters Corp.	113	4,453
UBS Group AG	17,146	242,579
		1,135,009
Chemicals — 3.0%
Akzo Nobel NV	1,868	120,739
Albemarle Corp.	2,020	168,771
BASF SE	4,322	380,981
Celanese Corp.(1)	48	3,500
Dow Chemical Co. (The)(1)	326	17,542
E.I. du Pont de Nemours & Co.(1)	166	11,419
Eastman Chemical Co.(1)	37	2,661
Ingevity Corp.(2)	13	538
Linde AG	1,480	244,188
Mosaic Co. (The)(1)	122	2,871
Sherwin-Williams Co. (The)(1)	1,729	423,363
Valvoline, Inc.(2)	2,455	50,082

	Shares	Value
Yara International ASA	4,312	$152,391
		1,579,046
Commercial Services and Supplies — 0.3%
Republic Services, Inc.(1)	82	4,315
Securitas AB, B Shares	8,655	133,771
Waste Management, Inc.	142	9,324
		147,410
Communications Equipment — 2.3%
Arista Networks, Inc.(1)(2)	2,100	177,975
ARRIS International plc(2)	4,000	111,120
Brocade Communications Systems, Inc.	4,600	48,760
Cisco Systems, Inc.	6,925	212,459
CommScope Holding Co., Inc.(2)	1,293	39,501
F5 Networks, Inc.(2)	900	124,389
Finisar Corp.(2)	1,900	52,022
Harris Corp.(1)	35	3,122
Juniper Networks, Inc.(1)	4,499	118,504
Oclaro, Inc.(2)	14,294	104,489
Palo Alto Networks, Inc.(2)	1,100	169,213
Radware Ltd.(2)	4,876	65,875
		1,227,429
Construction Materials — 0.6%
Cemex SAB de CV ADR(2)	20,817	180,691
HeidelbergCement AG	693	65,545
LafargeHolcim Ltd.	1,168	62,381
Martin Marietta Materials, Inc.(1)	20	3,708
Vulcan Materials Co.	39	4,415
		316,740
Consumer Finance — 0.1%
Ally Financial, Inc.	154	2,783
American Express Co.	239	15,874
Capital One Financial Corp.(1)	188	13,920
Discover Financial Services(1)	151	8,506
		41,083
Containers and Packaging†
WestRock Co.	79	3,649
Diversified Consumer Services — 0.4%
LifeLock, Inc.(1)(2)	13,165	211,957
Diversified Financial Services — 0.2%
Berkshire Hathaway, Inc., Class B(2)	586	84,560
Voya Financial, Inc.	77	2,352
		86,912
Diversified Telecommunication Services — 1.1%
AT&T, Inc.	1,761	64,787
Cellnex Telecom SA	7,982	131,083
CenturyLink, Inc.(1)	193	5,130
Deutsche Telekom AG	7,405	120,673
Level 3 Communications, Inc.(1)(2)	89	4,997
Ooma, Inc.(2)	3,000	25,950
Sunrise Communications Group AG	1,906	130,206
Telecom Argentina SA ADR	4,745	89,301

	Shares	Value
Verizon Communications, Inc.	100	$4,810
		576,937
Electric Utilities — 0.5%
American Electric Power Co., Inc.	172	11,152
Duke Energy Corp.(1)	241	19,285
Edison International(1)	114	8,377
Entergy Corp.(1)	63	4,642
Eversource Energy(1)	111	6,112
Exelon Corp.(1)	303	10,323
FirstEnergy Corp.(1)	145	4,972
Pampa Energia SA ADR(2)	3,888	132,464
PG&E Corp.(1)	168	10,436
PPL Corp.(1)	233	8,001
Southern Co. (The)(1)	314	16,193
Xcel Energy, Inc.	174	7,230
		239,187
Electrical Equipment — 0.5%
Eaton Corp. plc	157	10,012
Emerson Electric Co.(1)	70	3,547
Mabuchi Motor Co. Ltd.	300	17,479
Prysmian SpA	4,910	122,190
Vestas Wind Systems A/S	1,533	122,965
		276,193
Electronic Equipment, Instruments and Components — 0.7%
Corning, Inc.(1)	420	9,538
Fitbit, Inc.(2)	3,000	39,780
Flex Ltd.(2)	17,212	244,239
Orbotech Ltd.(2)	2,600	71,240
		364,797
Energy Equipment and Services — 0.6%
Baker Hughes, Inc.	144	7,978
Halliburton Co.(1)	2,902	133,492
National Oilwell Varco, Inc.(1)	132	4,237
Schlumberger Ltd.	2,035	159,198
Weatherford International plc(2)	263	1,268
		306,173
Equity Real Estate Investment Trusts (REITs) — 0.4%
AvalonBay Communities, Inc.	45	7,703
Crown Castle International Corp.	1,218	110,826
Equity Residential(1)	124	7,657
Essex Property Trust, Inc.(1)	22	4,710
General Growth Properties, Inc.(1)	198	4,940
HCP, Inc.(1)	157	5,377
Host Hotels & Resorts, Inc.(1)	265	4,102
Kimco Realty Corp.(1)	139	3,699
Macerich Co. (The)(1)	52	3,681
Prologis, Inc.(1)	178	9,284
Realty Income Corp.(1)	83	4,917
SL Green Realty Corp.(1)	33	3,241
UDR, Inc.	88	3,077
Ventas, Inc.	113	7,656

	Shares	Value
Vornado Realty Trust	64	$5,938
Welltower, Inc.	67	4,592
Weyerhaeuser Co.	153	4,579
		195,979
Food and Staples Retailing — 0.1%
CVS Health Corp.	28	2,355
Sysco Corp.	138	6,640
Wal-Mart Stores, Inc.	514	35,990
Walgreens Boots Alliance, Inc.	242	20,021
		65,006
Food Products — 0.9%
Adecoagro SA(2)	8,752	96,272
Archer-Daniels-Midland Co.	218	9,498
Bunge Ltd.	51	3,162
ConAgra Foods, Inc.(1)	123	5,926
J.M. Smucker Co. (The)(1)	41	5,384
Mondelez International, Inc., Class A(1)	554	24,897
Nestle SA	4,260	308,883
Tyson Foods, Inc., Class A	93	6,589
		460,611
Health Care Equipment and Supplies — 0.6%
Abbott Laboratories	501	19,659
Baxter International, Inc.	66	3,141
Becton Dickinson and Co.(1)	1,211	203,339
Boston Scientific Corp.(2)	423	9,306
Danaher Corp.(1)	162	12,725
Medtronic plc	481	39,452
St. Jude Medical, Inc.(1)	41	3,192
Stryker Corp.(1)	58	6,690
Zimmer Biomet Holdings, Inc.	55	5,797
		303,301
Health Care Providers and Services — 1.0%
Acadia Healthcare Co., Inc.(2)	1,861	66,922
Aetna, Inc.	90	9,661
Anthem, Inc.	71	8,652
DaVita, Inc.(1)(2)	43	2,521
Express Scripts Holding Co.(1)(2)	37	2,494
Fresenius Medical Care AG & Co. KGaA	1,703	138,733
HCA Holdings, Inc.(1)(2)	1,602	122,601
Laboratory Corp. of America Holdings(1)(2)	22	2,757
Quest Diagnostics, Inc.(1)	48	3,909
Universal Health Services, Inc., Class B	1,594	192,412
		550,662
Hotels, Restaurants and Leisure — 0.9%
Arcos Dorados Holdings, Inc., Class A(1)(2)	30,399	186,954
Carnival Corp.(1)	147	7,218
McDonald's Corp.	2,522	283,902
MGM Resorts International(1)(2)	143	3,742
Royal Caribbean Cruises Ltd.	59	4,535
		486,351

	Shares	Value
Household Durables†
Whirlpool Corp.	24	$3,596
Household Products — 0.5%
Colgate-Palmolive Co.(1)	38	2,712
Kimberly-Clark Corp.(1)	25	2,860
Procter & Gamble Co. (The)	786	68,225
Svenska Cellulosa AB SCA, B Shares	6,388	180,985
		254,782
Industrial Conglomerates — 1.6%
General Electric Co.(1)	3,453	100,482
Koninklijke Philips NV	4,079	122,958
Rheinmetall AG	3,700	256,332
Roper Technologies, Inc.(1)	21	3,640
Siemens AG	3,366	382,251
		865,663
Insurance — 1.0%
Aflac, Inc.	146	10,055
Ageas	4,419	161,416
Alleghany Corp.(2)	6	3,097
Allianz SE	1,082	168,663
Allstate Corp. (The)	139	9,438
American International Group, Inc.	448	27,642
Arch Capital Group Ltd.(2)	43	3,353
Chubb Ltd.	158	20,066
Cincinnati Financial Corp.(1)	55	3,893
eHealth, Inc.(2)	1,000	7,830
Everest Re Group Ltd.	15	3,053
FNF Group(1)	94	3,376
Hartford Financial Services Group, Inc. (The)(1)	144	6,352
Lincoln National Corp.(1)	86	4,222
Loews Corp.(1)	106	4,561
Markel Corp.(1)(2)	3	2,632
Marsh & McLennan Cos., Inc.(1)	73	4,627
MetLife, Inc.(1)	319	14,980
Patriot National, Inc.(2)	2,200	13,948
Principal Financial Group, Inc.(1)	99	5,405
Progressive Corp. (The)(1)	198	6,239
Prudential Financial, Inc.(1)	153	12,973
Torchmark Corp.	44	2,790
Travelers Cos., Inc. (The)	107	11,575
Unum Group	85	3,009
XL Group Ltd.	105	3,643
		518,838
Internet and Direct Marketing Retail — 0.7%
Ctrip.com International Ltd. ADR(2)	1,300	57,395
Priceline Group, Inc. (The)(2)	35	51,598
Yoox Net-A-Porter Group SpA(2)	8,790	252,810
		361,803
Internet Software and Services — 4.8%
Alibaba Group Holding Ltd. ADR(2)	4,735	481,502
Alphabet, Inc., Class A(1)(2)	400	323,960

	Shares	Value
Alphabet, Inc., Class C(2)	700	$549,178
eBay, Inc.(2)	2,400	68,424
Facebook, Inc., Class A(2)	2,128	278,747
MercadoLibre, Inc.(1)	970	162,970
SINA Corp.(2)	3,055	220,388
Tencent Holdings Ltd.	12,286	326,019
United Internet AG	2,510	103,022
Yahoo!, Inc.(2)	324	13,462
		2,527,672
IT Services — 1.3%
Amdocs Ltd.	52	3,039
Automatic Data Processing, Inc.	32	2,786
Cognizant Technology Solutions Corp., Class A(1)(2)	700	35,945
Computer Sciences Corp.(1)	46	2,505
CSRA, Inc.	3,555	89,195
Fidelity National Information Services, Inc.(1)	1,054	77,912
International Business Machines Corp.(1)	136	20,902
Leidos Holdings, Inc.	216	8,979
Total System Services, Inc.	500	24,940
Travelport Worldwide Ltd.	9,500	134,140
Visa, Inc., Class A(1)	3,500	288,785
Xerox Corp.	371	3,624
		692,752
Leisure Products†
Mattel, Inc.(1)	113	3,563
Life Sciences Tools and Services†
Agilent Technologies, Inc.	108	4,705
Thermo Fisher Scientific, Inc.	90	13,233
		17,938
Machinery — 0.9%
Caterpillar, Inc.(1)	172	14,355
Deere & Co.(1)	94	8,300
Dover Corp.(1)	54	3,612
Fortive Corp.	81	4,135
Ingersoll-Rand plc	84	5,652
Parker-Hannifin Corp.(1)	26	3,192
Pentair plc	61	3,363
Sandvik AB	17,701	201,269
SKF AB, B Shares	14,333	242,952
Stanley Black & Decker, Inc.(1)	47	5,351
		492,181
Media — 3.5%
Altice NV(2)	2,851	52,579
Comcast Corp., Class A(1)	69	4,266
Discovery Communications, Inc., Class A(2)	5,022	131,124
DISH Network Corp., Class A(2)	5,852	342,693
JCDecaux SA	6,827	208,755
Liberty Global plc(2)	12,416	394,829
Liberty Media Corp.-Liberty Braves, Class C(2)	12	200
Liberty Media Corp.-Liberty Media, Class C(2)	16	438
Liberty Media Corp.-Liberty SiriusXM, Class C(2)	68	2,257

	Shares	Value
Publicis Groupe SA	600	$41,166
Schibsted ASA	5,299	127,050
Time Warner, Inc.(1)	5,932	527,889
Twenty-First Century Fox, Inc., Class A	131	3,441
		1,836,687
Metals and Mining — 1.2%
AngloGold Ashanti Ltd. ADR(2)	14,725	202,321
APERAM SA	1,672	75,978
Freeport-McMoRan, Inc.(1)	401	4,483
Newmont Mining Corp.(1)	6,201	229,685
Nucor Corp.(1)	106	5,178
Silver Wheaton Corp.	4,542	109,508
		627,153
Mortgage Real Estate Investment Trusts (REITs)†
Annaly Capital Management, Inc.	326	3,377
Multi-Utilities — 0.1%
Ameren Corp.	85	4,246
CenterPoint Energy, Inc.(1)	149	3,397
CMS Energy Corp.	96	4,046
Consolidated Edison, Inc.(1)	100	7,555
Dominion Resources, Inc.(1)	197	14,814
DTE Energy Co.(1)	63	6,049
Public Service Enterprise Group, Inc.(1)	178	7,490
SCANA Corp.(1)	50	3,668
Sempra Energy	85	9,104
WEC Energy Group, Inc.	109	6,510
		66,879
Multiline Retail — 0.3%
Dollar Tree, Inc.(2)	1,850	139,768
Kohl's Corp.(1)	68	2,975
Target Corp.(1)	207	14,227
		156,970
Oil, Gas and Consumable Fuels — 3.3%
Anadarko Petroleum Corp.	2,951	175,407
Apache Corp.	132	7,851
Cabot Oil & Gas Corp.	4,671	97,531
California Resources Corp.	3	31
Canadian Natural Resources Ltd.	5,487	173,993
Cheniere Energy, Inc.(1)(2)	83	3,129
Chevron Corp.	641	67,145
Cimarex Energy Co.(1)	32	4,132
Concho Resources, Inc.(1)(2)	2,604	330,552
ConocoPhillips(1)	425	18,466
Devon Energy Corp.(1)	142	5,380
Eni SpA	12,586	182,513
EOG Resources, Inc.(1)	173	15,643
EQT Corp.	55	3,630
Exxon Mobil Corp.	1,442	120,147
Hess Corp.(1)	88	4,221
HollyFrontier Corp.(1)	55	1,372
Kinder Morgan, Inc.(1)	610	12,462

	Shares	Value
Marathon Oil Corp.(1)	236	$3,111
Marathon Petroleum Corp.(1)	167	7,280
Noble Energy, Inc.(1)	146	5,033
Occidental Petroleum Corp.	263	19,175
Parsley Energy, Inc., Class A(2)	10,493	345,220
Phillips 66(1)	184	14,932
Pioneer Natural Resources Co.(1)	52	9,309
Spectra Energy Corp.(1)	231	9,658
Tesoro Corp.	41	3,484
Valero Energy Corp.	172	10,189
YPF SA ADR	4,370	77,611
		1,728,607
Personal Products†
Coty, Inc., Class A	543	12,484
Pharmaceuticals — 3.2%
Allergan plc(1)(2)	4,520	944,409
Bristol-Myers Squibb Co.	1,469	74,787
Endo International plc(2)	48	900
Johnson & Johnson	821	95,228
Merck & Co., Inc.	6,485	380,799
Merck KGaA	1,003	103,124
Perrigo Co. plc	39	3,244
Pfizer, Inc.	2,098	66,527
		1,669,018
Road and Rail†
CSX Corp.	242	7,384
Kansas City Southern(1)	37	3,247
Norfolk Southern Corp.(1)	100	9,300
		19,931
Semiconductors and Semiconductor Equipment — 13.8%
Advanced Energy Industries, Inc.(1)(2)	906	43,216
Applied Materials, Inc.	2,769	80,523
ASML Holding NV New York Shares(1)	2,156	227,717
Broadcom Ltd.(1)	4,175	710,919
Cavium, Inc.(1)(2)	6,600	372,570
Infineon Technologies AG	20,829	373,958
Integrated Device Technology, Inc.(2)	5,700	118,047
Intel Corp.(1)	1,466	51,119
Intersil Corp., Class A	1,100	24,288
KLA-Tencor Corp.	2,800	210,308
Lam Research Corp.	10,313	998,917
Lattice Semiconductor Corp.(2)	35,800	217,306
Marvell Technology Group Ltd.(1)	30,915	402,822
Maxim Integrated Products, Inc.(1)	8,627	341,888
Mellanox Technologies Ltd.(2)	6,316	274,114
Micron Technology, Inc.(1)(2)	325	5,577
Microsemi Corp.(1)(2)	3,300	139,029
NVIDIA Corp.(1)	182	12,951
NXP Semiconductors NV(2)	3,400	340,000
ON Semiconductor Corp.(2)	17,500	204,225
Qorvo, Inc.(1)(2)	10,300	573,195

	Shares	Value
QUALCOMM, Inc.	1,819	$125,002
Rudolph Technologies, Inc.(2)	1,728	31,277
Skyworks Solutions, Inc.(1)	4,300	330,842
Synaptics, Inc.(1)(2)	6,272	326,897
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	7,663	238,319
Teradyne, Inc.(1)	16,809	391,482
Tower Semiconductor Ltd.(2)	7,263	112,940
Xilinx, Inc.	67	3,408
		7,282,856
Software — 6.6%
Activision Blizzard, Inc.	165	7,123
CA, Inc.	104	3,197
Check Point Software Technologies Ltd.(2)	1,300	109,928
CommVault Systems, Inc.(2)	103	5,511
CyberArk Software Ltd.(2)	1,646	76,950
Dell Technologies, Inc. - VMware, Inc., Class V(2)	68	3,338
Fortinet, Inc.(1)(2)	6,200	198,772
Mentor Graphics Corp.	1,400	40,460
Microsoft Corp.(1)	9,210	551,863
Nuance Communications, Inc.(2)	12,100	169,642
Oracle Corp.(1)	9,367	359,880
PTC, Inc.(2)	6,424	304,755
salesforce.com, Inc.(2)	1,400	105,224
Splunk, Inc.(2)	700	42,133
Symantec Corp.	9,767	244,468
Synopsys, Inc.(1)(2)	7,454	442,097
Tableau Software, Inc., Class A(2)	963	46,272
TiVo Corp.(1)(2)	14,059	279,071
Verint Systems, Inc.(2)	5,056	182,016
VMware, Inc., Class A(1)(2)	3,128	245,861
Zynga, Inc., Class A(2)	23,200	65,192
		3,483,753
Specialty Retail†
Best Buy Co., Inc.	105	4,086
Staples, Inc.	233	1,724
		5,810
Technology Hardware, Storage and Peripherals — 4.0%
Apple, Inc.(1)	4,600	522,284
CPI Card Group, Inc.	12,053	66,291
Electronics For Imaging, Inc.(1)(2)	4,100	174,373
Hewlett Packard Enterprise Co.(1)	9,216	207,084
HP, Inc.	608	8,810
NetApp, Inc.(1)	11,984	406,737
Western Digital Corp.(1)	12,363	722,494
		2,108,073
Textiles, Apparel and Luxury Goods†
PVH Corp.(1)	28	2,995
Tobacco — 1.0%
British American Tobacco plc	7,197	413,280
Philip Morris International, Inc.	265	25,557

	Shares	Value
Swedish Match AB	3,005	$104,568
		543,405
Water Utilities†
American Water Works Co., Inc.	62	4,590
Wireless Telecommunication Services — 0.5%
China Mobile Ltd.	14,374	164,673
T-Mobile US, Inc.(2)	96	4,774
VimpelCom Ltd. ADR	20,864	69,686
		239,133
TOTAL COMMON STOCKS (Cost $38,189,815)		40,003,748
EXCHANGE-TRADED FUNDS — 2.4%
iShares Global Financials ETF (Cost $1,273,063)	24,310	1,272,142
PARTICIPATORY NOTES — 1.7%
Banks — 0.8%
Alinma Bank (HSBC Bank plc), 1/22/18(3)	121,637	435,524
Materials — 0.9%
Saudi Basic Industries Corp. (Merrill Lynch International & Co. C.V.), 3/2/17(3)	21,733	490,881
TOTAL PARTICIPATORY NOTES (Cost $888,443)		926,405
TEMPORARY CASH INVESTMENTS — 16.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $8,517,376)	8,517,376	8,517,376
TOTAL INVESTMENT SECURITIES BEFORE SECURITIES SOLD SHORT — 95.9% (Cost $48,868,697)		50,719,671
SECURITIES SOLD SHORT — (22.7)%
EXCHANGE-TRADED FUNDS SOLD SHORT — (13.1)%
Consumer Discretionary Select Sector SPDR Fund	(2,545)	(198,764)
Health Care Select Sector SPDR Fund	(1,278)	(86,086)
Industrial Select Sector SPDR Fund	(4,036)	(230,900)
iShares Russell 1000 Growth ETF	(25,120)	(2,555,709)
Materials Select Sector SPDR Fund	(2,466)	(115,285)
SPDR S&P 500 ETF Trust	(5,302)	(1,126,940)
SPDR S&P Regional Banking ETF	(4,215)	(184,575)
Technology Select Sector SPDR Fund	(51,490)	(2,441,656)
TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $6,761,116)		(6,939,915)
COMMON STOCKS SOLD SHORT — (9.6)%
Aerospace and Defense — (0.1)%
Boeing Co. (The)	(394)	(56,118)
Air Freight and Logistics — (0.3)%
United Parcel Service, Inc., Class B	(1,312)	(141,381)
Auto Components — (0.4)%
Delphi Automotive plc	(1,643)	(106,910)
Dorman Products, Inc.	(1,600)	(102,784)
		(209,694)
Automobiles — (1.5)%
Bayerische Motoren Werke AG	(1,395)	(121,544)
Ford Motor Co.	(14,566)	(171,005)
Harley-Davidson, Inc.	(2,786)	(158,858)

	Shares	Value
Tesla Motors, Inc.	(800)	$(158,184)
Volkswagen AG Preference Shares	(1,338)	(183,892)
		(793,483)
Banks — (0.1)%
Societe Generale SA	(1,730)	(67,532)
Diversified Telecommunication Services — (0.7)%
AT&T, Inc.	(5,039)	(185,385)
Verizon Communications, Inc.	(3,298)	(158,634)
		(344,019)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(600)	(134,142)
Food and Staples Retailing — (0.7)%
Wal-Mart Stores, Inc.	(1,995)	(139,690)
Whole Foods Market, Inc.	(1,894)	(53,581)
Woolworths Ltd.	(9,680)	(174,149)
		(367,420)
Health Care Equipment and Supplies — (0.2)%
Becton Dickinson and Co.	(652)	(109,477)
Hotels, Restaurants and Leisure — (1.0)%
Chipotle Mexican Grill, Inc.	(209)	(75,399)
Darden Restaurants, Inc.	(1,439)	(93,233)
McDonald's Corp.	(1,524)	(171,557)
Starbucks Corp.	(3,247)	(172,318)
		(512,507)
Household Durables — (0.2)%
Lennar Corp., Class A	(2,521)	(105,101)
Internet and Direct Marketing Retail — (0.4)%
JD.com, Inc. ADR	(4,493)	(116,593)
Netflix, Inc.	(900)	(112,383)
		(228,976)
Internet Software and Services — (0.3)%
Zillow Group, Inc.	(4,400)	(146,784)
IT Services — (0.9)%
Accenture plc, Class A	(1,000)	(116,240)
International Business Machines Corp.	(2,500)	(384,225)
		(500,465)
Machinery — (0.2)%
Caterpillar, Inc.	(1,379)	(115,091)
Media — (0.3)%
Walt Disney Co. (The)	(1,893)	(175,462)
Multi-Utilities — (0.2)%
Consolidated Edison, Inc.	(1,475)	(111,436)
Software — (1.0)%
Autodesk, Inc.	(1,300)	(93,964)
CA, Inc.	(5,400)	(165,996)
Oracle Corp.	(2,984)	(114,645)
Workday, Inc., Class A	(1,800)	(156,024)
		(530,629)
Textiles, Apparel and Luxury Goods — (0.5)%
Cie Financiere Richemont SA	(1,923)	(123,692)
Swatch Group AG (The)	(397)	(119,435)
		(243,127)

	Shares	Value
Trading Companies and Distributors — (0.3)%
Fastenal Co.	(1,403)	$(54,689)
W.W. Grainger, Inc.	(511)	(106,349)
		(161,038)
TOTAL COMMON STOCKS SOLD SHORT (Proceeds $5,119,949)		(5,053,882)
TOTAL SECURITIES SOLD SHORT (Proceeds $11,881,065)		(11,993,797)
OTHER ASSETS AND LIABILITIES(4) — 26.8%		14,154,859
TOTAL NET ASSETS — 100.0%		$52,880,733

WRITTEN OPTIONS CONTRACTS
Reference Entity	Contracts	Type	Exercise Price	Expiration Date	Premiums Received	Value
Arista Networks, Inc.	12	Call	$90.00	December 2016	$2,496	$(3,090)
Euronet Worldwide, Inc.	5	Call	$90.00	November 2016	895	(75)
F5 Networks, Inc.	6	Call	$135.00	January 2017	2,544	(4,905)
					$5,935	$(8,070)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	35,000	USD	35,287	State Street Bank & Trust Co.	11/16/16	$107
CHF	418,000	USD	421,156	State Street Bank & Trust Co.	11/16/16	1,551
CHF	6,000	USD	6,184	Morgan Stanley	11/17/16	(116)
USD	473,925	CHF	467,000	State Street Bank & Trust Co.	11/16/16	1,666
USD	210,367	CHF	209,000	State Street Bank & Trust Co.	11/16/16	(987)
USD	163,833	CHF	162,000	State Street Bank & Trust Co.	11/16/16	9
USD	17,112	CHF	17,000	Morgan Stanley	11/17/16	(81)
USD	105,931	CHF	104,000	Morgan Stanley	11/17/16	754
USD	11,354	CHF	11,000	Morgan Stanley	11/17/16	229
DKK	97,000	USD	14,262	State Street Bank & Trust Co.	11/16/16	62
DKK	2,190,000	USD	321,298	State Street Bank & Trust Co.	11/16/16	2,104
USD	50,870	DKK	342,000	State Street Bank & Trust Co.	11/16/16	367
USD	52,939	DKK	362,000	State Street Bank & Trust Co.	11/16/16	(518)
USD	94,182	DKK	638,000	State Street Bank & Trust Co.	11/16/16	(33)
USD	446,365	DKK	3,001,000	State Street Bank & Trust Co.	11/16/16	3,200
EUR	561,000	USD	612,079	State Street Bank & Trust Co.	11/16/16	4,101
EUR	1,265,000	USD	1,389,327	State Street Bank & Trust Co.	11/16/16	99
EUR	10,000	USD	11,275	Morgan Stanley	11/17/16	(291)
EUR	21,000	USD	23,660	Morgan Stanley	11/17/16	(594)
EUR	27,000	USD	30,328	Morgan Stanley	11/17/16	(671)
EUR	9,000	USD	10,072	Morgan Stanley	11/17/16	(186)
EUR	9,000	USD	10,040	Morgan Stanley	11/17/16	(155)
EUR	13,000	USD	14,384	Morgan Stanley	11/17/16	(104)
EUR	24,000	USD	26,414	Morgan Stanley	11/17/16	(52)
EUR	9,000	USD	9,941	Morgan Stanley	11/17/16	(55)
EUR	12,000	USD	13,258	Morgan Stanley	11/17/16	(77)
EUR	15,000	USD	16,815	Morgan Stanley	11/17/16	(339)
USD	4,420,963	EUR	3,996,000	State Street Bank & Trust Co.	11/16/16	31,915

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	537,733	EUR	486,000	State Street Bank & Trust Co.	11/16/16	$3,930
USD	62,650	EUR	57,000	State Street Bank & Trust Co.	11/16/16	44
USD	54,680	EUR	50,000	State Street Bank & Trust Co.	11/16/16	(238)
USD	1,047,557	EUR	963,000	State Street Bank & Trust Co.	11/16/16	(10,164)
USD	51,139	EUR	47,000	Morgan Stanley	11/17/16	(486)
USD	53,400	EUR	49,000	Morgan Stanley	11/17/16	(421)
USD	81,257	EUR	74,000	Morgan Stanley	11/17/16	(25)
USD	441,319	EUR	397,000	Morgan Stanley	11/17/16	5,252
USD	43,731	EUR	39,000	Morgan Stanley	11/17/16	893
USD	9,057	EUR	8,000	Morgan Stanley	11/17/16	270
GBP	63,000	USD	77,215	State Street Bank & Trust Co.	11/16/16	(82)
NOK	303,000	USD	36,668	State Street Bank & Trust Co.	11/16/16	5
USD	45,921	NOK	376,000	State Street Bank & Trust Co.	11/16/16	413
USD	148,929	NOK	1,231,000	State Street Bank & Trust Co.	11/16/16	(62)
USD	237,639	NOK	1,963,000	State Street Bank & Trust Co.	11/16/16	52
USD	126,683	NOK	1,034,000	State Street Bank & Trust Co.	11/16/16	1,535
SEK	3,685,000	USD	415,642	State Street Bank & Trust Co.	11/16/16	(7,401)
USD	875,992	SEK	7,691,000	State Street Bank & Trust Co.	11/16/16	23,948
USD	48,893	SEK	436,000	State Street Bank & Trust Co.	11/16/16	591
USD	546,507	SEK	4,951,000	State Street Bank & Trust Co.	11/16/16	(1,987)
USD	92,468	SEK	835,000	State Street Bank & Trust Co.	11/16/16	(38)
						$57,934

FUTURES CONTRACTS
Contracts Sold		Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
3	Amsterdam Exchange Index	November 2016	$297,183	$378
24	Cotation Assistée en Continu 40 Index	November 2016	1,187,283	91
3	Deutscher Aktienindex Index	December 2016	879,051	(13,841)
143	Euro STOXX 50 Index	December 2016	4,792,547	(66,650)
7	FTSE 100 Index	December 2016	593,677	(6,625)
2	FTSE Milano Italia Borsa Index	December 2016	187,803	(8,105)
26	OMX Stockholm 30 Index	November 2016	415,887	1,874
39	S&P 500 E-Mini	December 2016	4,134,195	15,107
			$12,487,626	$(77,771)

TOTAL RETURN SWAP AGREEMENTS*
Counterparty	Units	Reference Entity	Notional Amount		Value
Purchased
Credit Suisse Capital LLC	13,339	Credit Suisse Activist Index**	USD	1,335,384	$(54,950)
Morgan Stanley Capital Services LLC	8,714	Aggreko plc	GBP	73,551	(4,552)
Morgan Stanley Capital Services LLC	1,624	Air Liquide SA	EUR	150,329	200
Morgan Stanley Capital Services LLC	9,939	Ashtead Group plc	GBP	126,035	1,163
Morgan Stanley Capital Services LLC	61,883	Banco Santander SA	EUR	277,072	(25)
Morgan Stanley Capital Services LLC	118,490	Barclays plc	GBP	225,630	(179)
Morgan Stanley Capital Services LLC	5,456	BNP Paribas SA	EUR	288,318	(37)
Morgan Stanley Capital Services LLC	2,930	British American Tobacco plc	GBP	135,113	2,870
Morgan Stanley Capital Services LLC	3,108	Burberry Group plc	GBP	46,468	(786)
Morgan Stanley Capital Services LLC	3,694	Cie Generale des Etablissements Michelin	EUR	359,077	5,764
Morgan Stanley Capital Services LLC	6,124	Gamesa Corp. Tecnologica SA	EUR	126,293	3,032
Morgan Stanley Capital Services LLC	14,629	GlaxoSmithKline plc	GBP	238,545	(2,178)
Morgan Stanley Capital Services LLC	11,985	Hitachi Ltd.	JPY	5,989,023	7,317
Morgan Stanley Capital Services LLC	2,317	Imperial Brands plc	GBP	89,835	2,128
Morgan Stanley Capital Services LLC	4,839	Industria de Diseno Textil SA	EUR	159,337	(4,404)
Morgan Stanley Capital Services LLC	3,009	Intertek Group plc	GBP	105,610	(3,414)
Morgan Stanley Capital Services LLC	1,203	Kering	EUR	243,086	(21)
Morgan Stanley Capital Services LLC	2,629	Komatsu Ltd.	JPY	5,960,063	2,455
Morgan Stanley Capital Services LLC	1,861	LVMH Moet Hennessy Louis Vuitton SE	EUR	306,043	2,226
Morgan Stanley Capital Services LLC	7,126	Micro Focus International plc	GBP	154,431	(2,324)
Morgan Stanley Capital Services LLC	13,198	Mitsubishi Heavy Industries Ltd.	JPY	5,950,245	391
Morgan Stanley Capital Services LLC	3,821	National Grid plc	GBP	40,869	(233)
Morgan Stanley Capital Services LLC	1,318	Nexans SA	EUR	65,145	3,401
Morgan Stanley Capital Services LLC	2,349	Pernod Ricard SA	EUR	258,301	(4,166)
Morgan Stanley Capital Services LLC	4,234	Renault SA	EUR	336,037	(1,193)
Morgan Stanley Capital Services LLC	6,865	RPC Group plc	GBP	60,499	5,584
Morgan Stanley Capital Services LLC	4,074	Sanofi	EUR	289,114	(25)
Morgan Stanley Capital Services LLC	7,641	Taisei Corp.	JPY	5,968,436	938
Morgan Stanley Capital Services LLC	3,836	Technip SA	EUR	231,964	(212)
Morgan Stanley Capital Services LLC	5,085	TOTAL SA	EUR	222,334	(26)
Morgan Stanley Capital Services LLC	13,298	Vallourec SA	EUR	59,772	(281)
Morgan Stanley Capital Services LLC	5,248	Vinci SA	EUR	345,294	1,063
					$(40,474)

* The fund will pay or receive a floating rate as determined by the counterparty in accordance with guidelines outlined in the Master Confirmation Agreement. The floating rate and termination date adjust periodically and cannot be predicted with certainty.

** The Credit Suisse Activist Index is constructed to gain exposure to U.S. stocks with high ownership from 29 custom activist investors. The index consists of 25 stocks with high ownership (as filed on Form 13F with the Securities and Exchange Commission) subject to constraints on risk, liquidity and the size of activist exposure relative to firm value.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
CHF	-	Swiss Franc
CVA	-	Certificaten Van Aandelen
DKK	-	Danish Krone
EUR	-	Euro
GBP	-	British Pound
JPY	-	Japanese Yen
NOK	-	Norwegian Krone
SEK	-	Swedish Krona
USD	-	United States Dollar

†	Category is less than 0.05% of total net assets.

(1)
Security, or a portion thereof, has been pledged at the custodian bank or with a broker for collateral requirements on securities sold short and options contracts. At the period end, the aggregate value of securities pledged was $7,670,319.

(2)	Non-income producing.

(3)
Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration, normally to qualified institutional investors. The aggregate value of these securities at the period end was $926,405, which represented 1.7% of total net assets.

(4)	Amount relates primarily to deposits with brokers for securities sold short and derivative instruments.
See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $48,868,697)	$50,719,671
Foreign currency holdings, at value (cost of $45,143)	36,952
Deposits with brokers for securities sold short and derivative instruments	13,740,636
Receivable for investments sold	2,695,250
Receivable for variation margin on futures contracts	66,896
Unrealized appreciation on forward foreign currency exchange contracts	83,097
Swap agreements, at value	38,532
Dividends and interest receivable	73,580
67,454,614

Liabilities
Securities sold short, at value (proceeds of $11,881,065)	11,993,797
Written options contracts, at value (premiums of $5,935)	8,070
Disbursements in excess of demand deposit cash	233,100
Payable for investments purchased	2,120,859
Unrealized depreciation on forward foreign currency exchange contracts	25,163
Swap agreements, at value	79,006
Accrued management fees	93,276
Distribution and service fees payable	10,406
Dividend expense payable on securities sold short	9,326
Broker fees and charges payable on securities sold short	878
14,573,881

Net Assets	$52,880,733

Net Assets Consist of:
Capital (par value and paid-in surplus)	$52,797,150
Accumulated net investment loss	(589,934)
Accumulated net realized loss	(1,001,255)
Net unrealized appreciation	1,674,772
$52,880,733

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$20,168,495	2,007,709	$10.05
Institutional Class, $0.01 Par Value	$6,324,283	628,479	$10.06
A Class, $0.01 Par Value	$10,044,417	1,002,001	$10.02*
C Class, $0.01 Par Value	$9,969,413	1,000,823	$9.96
R Class, $0.01 Par Value	$2,004,378	200,373	$10.00
R6 Class, $0.01 Par Value	$4,369,747	433,678	$10.08
*Maximum offering price $10.63 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,341)	$706,355
Interest	40,411
746,766

Expenses:
Dividend expense on securities sold short	276,730
Broker fees and charges on securities sold short	60,108
Management fees	1,111,472
Distribution and service fees:
A Class	23,488
C Class	93,581
R Class	9,383
Directors' fees and expenses	1,622
Other expenses	7,742
1,584,126

Net investment income (loss)	(837,360)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(367,096)
Securities sold short transactions	(299,826)
Futures contract transactions	(312,103)
Swap agreement transactions	189,408
Written options contract transactions	404
Foreign currency transactions	328,723
(460,490)

Change in net unrealized appreciation (depreciation) on:
Investments	1,474,266
Securities sold short	(119,997)
Futures contracts	50,549
Swap agreements	(196,098)
Written options contracts	(2,135)
Translation of assets and liabilities in foreign currencies	(193,912)
1,012,673

Net realized and unrealized gain (loss)	552,183

Net Increase (Decrease) in Net Assets Resulting from Operations	$(285,177)

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016 AND PERIOD ENDED OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)
Operations
Net investment income (loss)	$(837,360)	$(55,220)
Net realized gain (loss)	(460,490)	(45,758)
Change in net unrealized appreciation (depreciation)	1,012,673	662,099
Net increase (decrease) in net assets resulting from operations	(285,177)	561,121

Distributions to Shareholders
From net investment income:
Investor Class	(154,800)	—
Institutional Class	(48,900)	—
A Class	(72,200)	—
C Class	(56,500)	—
R Class	(13,400)	—
R6 Class	(16,940)	—
Decrease in net assets from distributions	(362,740)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	2,967,529	50,000,000

Net increase (decrease) in net assets	2,319,612	50,561,121

Net Assets
Beginning of period	50,561,121	—
End of period	$52,880,733	$50,561,121

Accumulated net investment loss	$(589,934)	$(55,594)

(1)	October 15, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. AC Alternatives Long Short Fund (formerly AC Alternatives Equity Fund) (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek to provide capital appreciation.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees. All classes of the fund commenced operations on October 15, 2015, the fund's inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Participatory notes and equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures and options contracts are valued based on quoted prices as provided by the appropriate exchange. Swap agreements are valued at an evaluated mean as provided by independent pricing services or at the closing price of the reference entity on the exchange where primarily traded. Forward foreign currency exchange contracts are valued at the mean of the appropriate forward exchange rate at the close of the NYSE as provided by an independent pricing service. Investments initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities Sold Short — The fund enters into short sales, which is selling securities it does not own, as part of its normal investment activities. Upon selling a security short, the fund will segregate cash, cash equivalents or other appropriate liquid securities in at least an amount equal to the current market value of the securities sold short until the fund replaces the borrowed security. Interest earned on segregated cash for securities sold short is reflected as interest income. The fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. The fund may pay fees or charges to the broker on the assets borrowed for securities sold short. These fees are calculated daily based upon the value of each security sold short and a rate that is dependent on the availability of such security. If the market price of a security increases after the fund borrows the security, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to the lender of the borrowed security. Liabilities for securities sold short are valued daily and changes in value are recorded as change in net unrealized appreciation (depreciation) on securities sold short. The fund records realized gain (loss) on a security sold short when it is terminated by the fund and includes as a component of net realized gain (loss) on securities sold short transactions.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized foreign currency exchange gains or losses related to securities sold short are a component of net realized gain (loss) on securities sold short transactions and change in net unrealized appreciation (depreciation) on securities sold short, respectively.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, short sales, futures contracts, options contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on short sales, futures contracts, options contracts, forward commitments and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. ACIM has engaged Perella Weinberg Partners Capital Management LP (PWP) as a subadvisor for the fund. PWP is responsible for making recommendations with respect to hiring, terminating, or replacing the fund’s underlying subadvisors. The fund’s underlying subadvisors at the period end were Passport Capital, LLC, Sirios Capital Management, L.P., Three Bridges Capital, LP and Columbia Management Investment Advisers, LLC. PWP determines the percentage of the fund’s portfolio allocated to each subadvisor, including PWP, in order to seek to achieve the fund’s investment objective. ACIM is responsible for entering into subadvisory agreements and overseeing the activities of each of the subadvisors including monitoring compliance with fund objectives, strategies and restrictions. ACIM pays all costs associated with retaining the subadvisors of the fund. ACIM and the fund’s subadvisors own 99% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, expenses on securities sold short, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The annual management fee is 2.40% for the Investor Class, A Class, C Class and R Class, 2.20% for the Institutional Class and 2.05% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Other Expenses - The fund’s other expenses may include interest charges, clearing exchange fees, proxy solicitation expenses, filing fees for foreign tax reclaims and other miscellaneous expenses. The impact of other expenses to the ratio of operating expenses to average net assets was 0.02% for the year ended October 31, 2016.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund's assets but are reflected in the return realized by the fund on its investment in the acquired funds.

4. Investment Transactions

Purchases and sales of investment securities and securities sold short, excluding short-term investments, for the year ended October 31, 2016 were $157,324,057 and $148,590,515, respectively.

Transactions in written options contracts during the year ended October 31, 2016 were as follows:

	Outstanding, Beginning of Period	Written	Closed	Expired	Outstanding, End of Period
Number of Contracts	—	235	(47)	(165)	23
Premiums Received	—	$16,498	$(2,418)	$(8,145)	$5,935

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Period ended October 31, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	307,292	$3,097,087	2,000,000	$20,000,000
Issued in reinvestment of distributions	15,573	154,800	—	—
Redeemed	(315,156)	(3,088,835)	—	—
	7,709	163,052	2,000,000	20,000,000
Institutional Class/Shares Authorized	80,000,000		100,000,000
Sold	117,993	1,192,010	600,000	6,000,000
Issued in reinvestment of distributions	4,920	48,900	—	—
Redeemed	(94,434)	(926,468)	—	—
	28,479	314,442	600,000	6,000,000
A Class/Shares Authorized	40,000,000		40,000,000
Sold	151,981	1,528,938	1,000,000	10,000,000
Issued in reinvestment of distributions	7,264	72,200	—	—
Redeemed	(157,244)	(1,539,558)	—	—
	2,001	61,580	1,000,000	10,000,000
C Class/Shares Authorized	40,000,000		40,000,000
Sold	152,137	1,521,364	1,000,000	10,000,000
Issued in reinvestment of distributions	5,684	56,500	—	—
Redeemed	(156,998)	(1,532,468)	—	—
	823	45,396	1,000,000	10,000,000
R Class/Shares Authorized	20,000,000		40,000,000
Sold	30,458	305,788	200,000	2,000,000
Issued in reinvestment of distributions	1,348	13,400	—	—
Redeemed	(31,433)	(307,440)	—	—
	373	11,748	200,000	2,000,000
R6 Class/Shares Authorized	30,000,000		40,000,000
Sold	263,462	2,663,605	200,000	2,000,000
Issued in reinvestment of distributions	1,704	16,940	—	—
Redeemed	(31,488)	(309,234)	—	—
	233,678	2,371,311	200,000	2,000,000
Net increase (decrease)	273,063	$2,967,529	5,000,000	$50,000,000

(1)	October 15, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Aerospace and Defense	$302,670	$169,294	—
Automobiles	32,159	250,967	—
Banks	1,498,638	1,258,715	—
Beverages	979,523	158,429	—
Biotechnology	186,592	81,937	—
Capital Markets	892,430	242,579	—
Chemicals	680,747	898,299	—
Commercial Services and Supplies	13,639	133,771	—
Construction Materials	188,814	127,926	—
Diversified Telecommunication Services	194,975	381,962	—
Electrical Equipment	13,559	262,634	—
Food Products	151,728	308,883	—
Health Care Providers and Services	411,929	138,733	—
Household Products	73,797	180,985	—
Industrial Conglomerates	104,122	761,541	—
Insurance	188,759	330,079	—
Internet and Direct Marketing Retail	108,993	252,810	—
Internet Software and Services	2,098,631	429,041	—
Machinery	47,960	444,221	—
Media	1,407,137	429,550	—
Metals and Mining	551,175	75,978	—
Oil, Gas and Consumable Fuels	1,546,094	182,513	—
Pharmaceuticals	1,565,894	103,124	—
Semiconductors and Semiconductor Equipment	6,908,898	373,958	—
Tobacco	25,557	517,848	—
Wireless Telecommunication Services	74,460	164,673	—
Other Industries	11,094,418	—	—
Exchange-Traded Funds	1,272,142	—	—
Participatory Notes	—	926,405	—
Temporary Cash Investments	8,517,376	—	—
	$41,132,816	$9,586,855	—
Other Financial Instruments
Futures Contracts	$15,107	$2,343	—
Swap Agreements	—	38,532	—
Forward Foreign Currency Exchange Contracts	—	83,097	—
	$15,107	$123,972	—

	Level 1	Level 2	Level 3
Liabilities
Securities Sold Short
Common Stocks
Consumer Discretionary	$1,719,787	$548,563	—
Consumer Staples	193,271	174,149	—
Financials	—	67,532	—
Other Industries	2,350,580	—	—
Exchange-Traded Funds	6,939,915	—	—
	$11,203,553	$790,244	—
Other Financial Instruments
Futures Contracts	—	$95,221	—
Written Options Contracts	$8,070	—	—
Swap Agreements	—	79,006	—
Forward Foreign Currency Exchange Contracts	—	25,163	—
	$8,070	$199,390	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts, total return swap agreements or options contracts based on an equity index or specific security in order to manage its exposure to changes in market conditions. The risks of entering into equity price risk derivative instruments include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments.

A fund may purchase or write an option contract to protect against declines in market value on the underlying index or security. A purchased option contract provides the fund a right, but not an obligation, to buy (call) or sell (put) an equity-related asset at a specfied excercise price within a certain period or on a specific date. A written option contract holds the corresponding obligation to sell (call writing) or buy (put writing) the underlying equity-related asset if the purchaser exercises the option contract. The buyer pays the seller an initial purchase price (premium) for this right. Option contracts purchased by a fund are accounted for in the same manner as marketable portfolio securities. The premium received by a fund for option contracts written is recorded as a liability and valued daily. The proceeds from securities sold through the exercise of option contracts are decreased by the premium paid to purchase the option contracts. A fund may recognize a realized gain or loss when the option contract is closed, exercised or expires. Net realized and unrealized gains or losses occurring during the holding period of purchased options contracts are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively. Net realized and unrealized gains or losses occurring during the holding period of written options contracts are a component of net realized gain (loss) on written options contract transactions and change in net unrealized appreciation (depreciation) on written options contracts, respectively. The fund’s average exposure to these equity price risk derivative instruments during the period was 123 purchased options contracts and 67 written options contracts.

A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. The fund's average exposure to these equity price risk derivative instruments during the period was 171 futures contracts.

A fund may enter into total return swap agreements in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets or gain exposure to certain markets in the most economical way possible. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The fund's average swap agreement units held during the period was 406,267.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund's exposure to foreign currency exchange rate fluctuations or to gain exposure to the fluctuations in the value of foreign currencies. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The fund's average U.S. dollar exposure to foreign currency risk derivative instruments held during the period was $9,546,339.

Value of Derivative Instruments as of October 31, 2016

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Equity Price Risk	Written options contracts	—	Written options contracts	$8,070
Equity Price Risk	Receivable for variation margin on futures contracts*	$66,896	Payable for variation margin on futures contracts*	—
Equity Price Risk	Swap agreements	38,532	Swap agreements	79,006
Foreign Currency Risk	Unrealized appreciation on forward foreign currency exchange contracts	83,097	Unrealized depreciation on forward foreign currency exchange contracts	25,163
		$188,525		$112,239

*	Included in the unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on investment transactions	$(99,756)	Change in net unrealized appreciation (depreciation) on investments	—
Equity Price Risk	Net realized gain (loss) on written options contract transactions	404	Change in net unrealized appreciation (depreciation) on written options contracts	$(2,135)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	(312,103)	Change in net unrealized appreciation (depreciation) on futures contracts	50,549
Equity Price Risk	Net realized gain (loss) on swap agreement transactions	189,408	Change in net unrealized appreciation (depreciation) on swap agreements	(196,098)
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	488,510	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(192,845)
		$266,463		$(340,529)

8. Risk Factors

ACIM utilizes multiple subadvisors to manage the fund’s assets, each employing its own particular investment strategy. Multi-manager strategies can increase the fund's portfolio turnover rate, which could result in higher levels of realized capital gains or losses, higher brokerage commissions and other transaction costs.

The fund may invest in foreign securities, which are generally riskier than U.S. securities. As a result the fund may be subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where the fund invests could cause the fund’s investments in that country to experience losses. For these and other reasons, securities of foreign issuers may be less liquid and more volatile. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries.

The fund is subject to short sales risk. If the market price of a security increases after the fund borrows the security to sell short, the fund may suffer a loss when it replaces the borrowed security at the higher price. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the fund must pay to a lender of the security.

9. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 and the period October 15, 2015 (fund inception) through October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$362,740	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to foreign currency gains and losses and net operating losses, were made to capital $(164,434), accumulated net investment loss $665,760, and accumulated net realized loss $(501,326).

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$49,316,798
Gross tax appreciation of investments	$2,429,928
Gross tax depreciation of investments	(1,027,055)
Net tax appreciation (depreciation) of investments	1,402,873
Net tax appreciation (depreciation) on securities sold short	(112,732)
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(4,921)
Net tax appreciation (depreciation)	$1,285,220
Other book-to-tax adjustments	$(18,903)
Undistributed ordinary income	—
Accumulated short-term capital losses	$(453,428)
Accumulated long-term capital losses	$(152,833)
Late-year ordinary loss deferral	$(576,473)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (excluding expenses on securities sold short)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$10.11	(0.15)	0.17	0.02	(0.08)	$10.05	0.18%	3.14%	2.42%	(1.55)%	410%	$20,168
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	2.75%(4)	2.40%(4)	(2.28)%(4)	81%	$20,227
Institutional Class
2016	$10.11	(0.13)	0.16	0.03	(0.08)	$10.06	0.22%	2.94%	2.22%	(1.35)%	410%	$6,324
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.20%	2.55%(4)	2.20%(4)	(2.08)%(4)	81%	$6,068
A Class
2016	$10.11	(0.18)	0.16	(0.02)	(0.07)	$10.02	(0.17)%	3.39%	2.67%	(1.80)%	410%	$10,044
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.00%(4)	2.65%(4)	(2.53)%(4)	81%	$10,112
C Class
2016	$10.11	(0.25)	0.16	(0.09)	(0.06)	$9.96	(0.92)%	4.14%	3.42%	(2.55)%	410%	$9,969
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.75%(4)	3.40%(4)	(3.28)%(4)	81%	$10,109
R Class
2016	$10.11	(0.20)	0.16	(0.04)	(0.07)	$10.00	(0.42)%	3.64%	2.92%	(2.05)%	410%	$2,004
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.10%	3.25%(4)	2.90%(4)	(2.78)%(4)	81%	$2,022
R6 Class
2016	$10.11	(0.11)	0.16	0.05	(0.08)	$10.08	0.45%	2.79%	2.07%	(1.20)%	410%	$4,370
2015(3)	$10.00	(0.01)	0.12	0.11	—	$10.11	1.20%	2.40%(4)	2.05%(4)	(1.93)%(4)	81%	$2,023

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	October 15, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.
See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AC Alternatives® Long Short Fund (formerly, AC AlternativesTM Equity Fund) (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from October 15, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AC Alternatives® Long Short Fund of American Century Capital Portfolios, Inc. as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from October 15, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

Approval of Management and Subadvisory Agreements

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. The Board also unanimously approved the renewal of the Subadvisory Agreement with PWP (the “PWP Agreement”) and each underlying subadvisory agreement between the Advisor and each of the Fund’s underlying subadvisors (collectively, with the PWP Agreement, the “Subadvisory Agreements”). The underlying subadvisors approved by the Board were Levin Capital Strategies, L.P.; Passport Capital, LLC; Seligman Investments, an offering brand of Columbia Management Investment Advisers, LLC; Sirios Capital Management, L.P.; and Three Bridges Capital, LP (each a “Subadvisor,” and collectively with PWP, the “Subadvisors”). Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.
The Fund is a multi-manager fund, which means that the Advisor has retained several subadvisors, each employing its own particular investment strategy, to manage and make investment decisions with respect to the Fund’s assets. The Advisor has engaged Perella Weinberg Partners Capital Management LP (“PWP”) to manage a portion of the Fund and to identify and recommend other underlying subadvisors to manage distinct investment strategies. PWP uses a flexible and opportunistic investment strategy that allocates Fund assets among underlying subadvisors with expertise in a particular investment strategy, and supplements those strategies with its own direct investment management and hedging strategies. PWP also provides tactical allocation of assets among the various underlying subadvisors and a framework for the risk management and investment monitoring of the Fund. The Advisor provides oversight of each of these functions.
Prior to its consideration of the renewal of the management agreement and Subadvisory Agreements, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor and each Subadvisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.
In connection with its consideration of the renewal of the management agreement and the Subadvisory Agreements, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services to be provided to the Fund;

•	the wide range of other programs and services to be provided to the Fund and its shareholders on a routine and non-routine basis;

•	the Fund’s investment performance compared to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.
Factors Considered
The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement and the Subadvisory Agreements for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement and Subadvisory Agreements, the Board based its decision on a number of factors, including the following:
Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except Rule 12b-1 plans)

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.
Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor and Subadvisors to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor and Subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund had less than one-year of performance history at the time of the Board’s review. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement and Subadvisory Agreements.
Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.
Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund. The Board did not consider the profitability of the Subadvisors because each Subadvisor is paid from the unified management fee of the Advisor as a result of arms’ length negotiations.
Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices. With respect to each Subadvisor, as part of their oversight responsibilities, the Board approves each Subadvisor’s code of ethics and any changes thereto. Further, through the Advisor’s compliance group, the Board stays abreast of any violations of a Subadvisor’s code.
Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.
Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The Board specifically noted that the subadvisory fee paid to each Subadvisor under the Subadvisory Agreements, as well as the terms of the Subadvisory Agreements, were subject to an arms’ length negotiation between the Advisor and each Subadvisor and are paid by the Advisor out of its unified management fee.

Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.
Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.
Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board reviewed such information and found the payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.
Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor, as well as the Subadvisory Agreements and each Subadvisor, should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $730, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90981 1612

Annual Report

October 31, 2016

Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ARYVX	1.50%	8.62%	6.14%	4/29/11
FTSE EPRA/NAREIT Global Index	—	3.07%	7.80%	5.08%	—
MSCI ACWI Index	—	2.05%	8.02%	4.81%	—
Institutional Class	ARYNX	1.79%	8.86%	6.37%	4/29/11
A Class	ARYMX				4/29/11
No sales charge		1.33%	8.38%	5.88%
With sales charge		-4.51%	7.10%	4.75%
C Class	ARYTX	0.47%	7.56%	5.09%	4/29/11
R Class	ARYWX	1.07%	8.11%	5.62%	4/29/11
R6 Class	ARYDX	1.86%	—	5.17%	7/26/13
Fund returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over Life of Class
$10,000 investment made April 29, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $13,888

FTSE EPRA/NAREIT Global Index — $13,144

MSCI ACWI Index — $12,955

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.21%	1.01%	1.46%	2.21%	1.71%	0.86%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Global Real Estate returned 1.50%* for the fiscal year ended October 31, 2016. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 3.07%, while the MSCI ACWI Index (a broad global stock market measure) returned 2.05%.

Global Real Estate Market Overview

Global real estate stocks advanced modestly for the 12-month period but trailed the performance of the broad global equity indices. For much of the period, global property stocks rose, benefiting from strong fundamentals as demand outpaced supply in many countries and regions. In addition, declining interest rates—especially in the wake of the affirmative vote for “Brexit,” the U.K. referendum to leave the European Union—reduced borrowing costs for commercial real estate companies and made their dividend yields more attractive. Over the last three months of the period, however, real estate stocks reversed course as rising global interest rates and an uncertain global economic environment put downward pressure on the sector.

During the reporting period, real estate stocks were reclassified and elevated within the Global Industry Classification Standard (GICS), one of the leading stock market classification systems. Previously, GICS classified stocks into ten different market sectors; real estate stocks had been included within the financials sector. However, effective August 31, 2016, real estate was broken out from the financials sector and became the eleventh sector in the GICS system. We believe this change affirms real estate as a distinct and relevant asset class and raises the overall visibility of the real estate sector.

Among developed markets, property stocks in the Asia/Pacific region generated the best returns, led by the strong performance of real estate stocks in Hong Kong and Australia. Property stocks in North America also fared well, benefiting from robust earnings growth and favorable fundamentals. European property stocks lagged amid weakness in the U.K. and the Netherlands. Real estate stocks in emerging markets posted solid gains, led by outsized returns in Brazil and Indonesia.

Europe and Emerging Markets Detracted

The fund’s underperformance of its benchmark resulted primarily from holdings in Europe and an underweight position in emerging markets. In Europe, the portfolio’s holdings in the U.K. declined amid uncertainty about the investment landscape in the wake of the Brexit vote. Notable detractors included London-based office landlords Derwent London and Great Portland Estates, which faced deteriorating fundamentals resulting from Brexit fears. We eliminated Derwent from the portfolio and significantly reduced the fund’s position in Great Portland.

Another holding adversely affected by Brexit was Japanese property developer Mitsui Fudosan. The company has several large development projects in the U.K., and Brexit concerns led to uncertainty about Mitsui Fudosan’s ability to fully lease the properties. In addition, concerns about deterioration in the condominium market in Japan weighed on the stock. We eliminated Mitsui Fudosan from the portfolio during the period.

* All fund returns referenced in this commentary are for Investor Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

The most significant detractor among the portfolio’s U.S. holdings was self-storage operator Extra Space Storage. The company faced declining rental demand, which hindered its revenue and earnings growth and put downward pressure on the stock. As a result, we eliminated Extra Space Storage from the portfolio.

U.S. and Japan Added Value

Stock selection in the U.S. and Japan aided relative performance for the 12-month period. In the U.S., data center operators Equinix and Digital Realty Trust were among the fund’s top performance contributors. Both stocks benefited from strong demand for data center leasing space from cloud computing providers to meet their growing capacity needs. We reduced the fund’s exposure to these two stocks after their strong performance, but they remained meaningful positions in the portfolio.

Other notable contributors among the portfolio’s U.S. holdings included industrial property owners Prologis and Duke Realty. Both stocks continued to benefit from increased demand from companies with rapidly growing e-commerce operations.

In Japan, the leading contributor was Japanese developer Daito Trust Construction. The company, which develops rental housing, enjoyed strong growth in new orders resulting from a larger, more efficient sales force.

Outlook

Commercial property market fundamentals remain compelling in many regions of the globe, supported by low interest rates and accommodative central banks. This environment should continue to provide a favorable backdrop for global real estate stocks.

In the U.S., we are focused on several market trends, including strength in non-coastal markets, increased deleveraging, and strategic investment opportunities presented by leadership changes and asset spin-offs. Within this component of the portfolio, we have maintained overweight positions in industrial and residential real estate stocks, along with an underweight position in retail property stocks.

In Europe, we remain wary of potential fallout stemming from Brexit. Although our main emphasis in Europe is on stable property markets on the Continent, the fund has a modest overweight in the U.K., where real estate stocks are trading at significant discounts to their underlying property values. However, the fund has limited exposure to the London office market, where Brexit fears are contributing to deteriorating fundamentals.

The fund remains underweight the Asia/Pacific region because of policy-related headwinds. For example, both China and Singapore have restrictive housing market policies that aim to limit home price increases. However, we favor property stocks in Hong Kong, where the housing market has stabilized thanks to improving demand and low mortgage rates. In Japan, we shifted away from companies with above-average exposure to the condominium market, where prices appear to have peaked after several years of strong appreciation.

We reduced the fund’s underweight position in emerging markets as valuations became more attractive and real estate policies improved in several countries, including Indonesia and Brazil.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Prologis, Inc.	4.2%
Simon Property Group, Inc.	3.4%
Mitsubishi Estate Co. Ltd.	2.9%
Apartment Investment & Management Co., Class A	2.7%
HCP, Inc.	2.7%
CubeSmart	2.5%
Vornado Realty Trust	2.5%
Duke Realty Corp.	2.4%
Alexandria Real Estate Equities, Inc.	2.4%
Unibail-Rodamco SE	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	51.1%
Foreign Common Stocks	47.6%
Total Common Stocks	98.7%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.2)%

Investments by Country	% of net assets
United States	51.1%
Japan	10.9%
Hong Kong	7.4%
Australia	5.5%
United Kingdom	4.2%
France	3.4%
Germany	3.3%
Canada	2.5%
Singapore	2.3%
Other Countries	8.1%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$998.30	$5.73	1.14%
Investor Class (before waiver)	$1,000	$998.30(2)	$6.03	1.20%
Institutional Class (after waiver)	$1,000	$1,000.00	$4.73	0.94%
Institutional Class (before waiver)	$1,000	$1,000.00(2)	$5.03	1.00%
A Class (after waiver)	$1,000	$997.40	$6.98	1.39%
A Class (before waiver)	$1,000	$997.40(2)	$7.28	1.45%
C Class (after waiver)	$1,000	$993.00	$10.72	2.14%
C Class (before waiver)	$1,000	$993.00(2)	$11.02	2.20%
R Class (after waiver)	$1,000	$995.60	$8.23	1.64%
R Class (before waiver)	$1,000	$995.60(2)	$8.53	1.70%
R6 Class (after waiver)	$1,000	$1,000.00	$3.97	0.79%
R6 Class (before waiver)	$1,000	$1,000.00(2)	$4.27	0.85%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.41	$5.79	1.14%
Investor Class (before waiver)	$1,000	$1,019.10	$6.09	1.20%
Institutional Class (after waiver)	$1,000	$1,020.41	$4.77	0.94%
Institutional Class (before waiver)	$1,000	$1,020.11	$5.08	1.00%
A Class (after waiver)	$1,000	$1,018.15	$7.05	1.39%
A Class (before waiver)	$1,000	$1,017.85	$7.35	1.45%
C Class (after waiver)	$1,000	$1,014.38	$10.84	2.14%
C Class (before waiver)	$1,000	$1,014.08	$11.14	2.20%
R Class (after waiver)	$1,000	$1,016.89	$8.31	1.64%
R Class (before waiver)	$1,000	$1,016.59	$8.62	1.70%
R6 Class (after waiver)	$1,000	$1,021.17	$4.01	0.79%
R6 Class (before waiver)	$1,000	$1,020.86	$4.32	0.85%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 98.7%
Australia — 5.5%
Dexus Property Group	226,029	$1,537,145
Goodman Group	278,736	1,439,714
Mirvac Group	550,193	874,731
NEXTDC Ltd.(1)	167,827	469,811
Scentre Group	284,069	909,744
Westfield Corp.	57,044	386,201
		5,617,346
Brazil — 1.3%
BR Malls Participacoes SA(1)	324,210	1,296,028
Canada — 2.5%
Canadian Apartment Properties REIT	22,890	500,361
Chartwell Retirement Residences	91,717	1,021,585
H&R Real Estate Investment Trust	58,383	992,855
		2,514,801
China — 1.4%
China Overseas Land & Investment Ltd.	136,000	419,983
China Resources Land Ltd.	312,888	780,248
Longfor Properties Co. Ltd.	201,000	266,945
		1,467,176
Finland — 0.8%
Sponda Oyj	171,531	811,942
France — 3.4%
Gecina SA	7,298	1,063,912
Unibail-Rodamco SE	10,312	2,456,440
		3,520,352
Germany — 3.3%
Deutsche Wohnen AG	62,395	2,035,645
Vonovia SE	39,124	1,377,999
		3,413,644
Hong Kong — 7.4%
Cheung Kong Property Holdings Ltd.	268,500	1,988,940
Link REIT	291,000	2,074,940
Sun Hung Kai Properties Ltd.	132,000	1,970,924
Wharf Holdings Ltd. (The)	204,000	1,533,508
		7,568,312
Indonesia — 0.7%
Bumi Serpong Damai Tbk PT	2,702,000	449,367
Summarecon Agung Tbk PT	1,775,700	224,548
		673,915
Japan — 10.9%
Activia Properties, Inc.	179	870,506
Advance Residence Investment Corp.	352	984,808
Daito Trust Construction Co. Ltd.	7,900	1,323,949
GLP J-REIT	876	1,098,446
Hulic Co. Ltd.	202,700	1,934,802

10

	Shares	Value
Hulic Reit, Inc.	733	$1,284,690
Mitsubishi Estate Co. Ltd.	150,000	2,977,257
Mori Hills REIT Investment Corp.	489	689,179
		11,163,637
Mexico — 0.6%
Corp. Inmobiliaria Vesta SAB de CV	386,618	584,396
Philippines — 0.5%
Ayala Land, Inc.	733,900	549,437
Singapore — 2.3%
CapitaLand Mall Trust	560,800	834,398
Mapletree Commercial Trust	573,838	631,067
Mapletree Industrial Trust	722,400	893,102
		2,358,567
South Africa — 0.6%
Hyprop Investments Ltd.	73,560	653,018
Spain — 1.1%
Inmobiliaria Colonial SA	159,958	1,129,596
Sweden — 1.1%
Hufvudstaden AB, A Shares	75,644	1,170,821
United Kingdom — 4.2%
Great Portland Estates plc	55,118	400,739
Safestore Holdings plc	148,391	650,783
Segro plc	354,170	1,895,281
Shaftesbury plc	65,213	731,956
UNITE Group plc (The)	88,800	601,606
		4,280,365
United States — 51.1%
Acadia Realty Trust	27,464	925,262
Alexandria Real Estate Equities, Inc.	22,802	2,458,284
American Campus Communities, Inc.	32,313	1,683,830
American Homes 4 Rent	56,745	1,197,887
American Tower Corp.	14,369	1,683,903
Apartment Investment & Management Co., Class A	63,579	2,801,927
AvalonBay Communities, Inc.	10,627	1,819,130
Brixmor Property Group, Inc.	79,437	2,019,289
Camden Property Trust	13,072	1,064,584
Colony Starwood Homes	44,433	1,289,001
CubeSmart	98,451	2,566,618
Digital Realty Trust, Inc.	21,354	1,995,104
Duke Realty Corp.	95,570	2,499,155
Empire State Realty Trust, Inc.	71,819	1,405,498
Equinix, Inc.	6,038	2,157,257
HCP, Inc.	88,840	2,781,580
Hilton Worldwide Holdings, Inc.	45,860	1,036,436
Mack-Cali Realty Corp.	58,416	1,500,123
Medical Properties Trust, Inc.	56,277	784,501
Physicians Realty Trust	65,129	1,287,600
Prologis, Inc.	82,261	4,290,734
Quality Care Properties, Inc.(1)(2)	17,768	272,739
Retail Properties of America, Inc.	71,825	1,118,315
Simon Property Group, Inc.	18,929	3,520,037

11

	Shares	Value
Spirit Realty Capital, Inc.	115,845	$1,379,714
STORE Capital Corp.	48,854	1,333,226
Taubman Centers, Inc.	16,809	1,217,980
Urban Edge Properties	27,677	714,343
Ventas, Inc.	16,388	1,110,287
Vornado Realty Trust	27,381	2,540,409
		52,454,753
TOTAL COMMON STOCKS (Cost $96,760,303)		101,228,106
TEMPORARY CASH INVESTMENTS — 1.5%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $1,622,450), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $1,588,004)		1,588,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	6,332	6,332
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,594,332)		1,594,332
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $98,354,635)		102,822,438
OTHER ASSETS AND LIABILITIES — (0.2)%		(222,375)
TOTAL NET ASSETS — 100.0%		$102,600,063

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Retail REITs	17.7%
Industrial REITs	11.9%
Residential REITs	11.1%
Real Estate Operating Companies	10.7%
Office REITs	9.0%
Diversified REITs	8.8%
Specialized REITs	8.7%
Diversified Real Estate Activities	8.1%
Health Care REITs	6.1%
Real Estate Development	4.1%
Hotels, Resorts and Cruise Lines	1.0%
Health Care Facilities	1.0%
Internet Software and Services	0.5%
Cash and Equivalents*	1.3%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.
See Notes to Financial Statements.

12

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $98,354,635)	$102,822,438
Foreign currency holdings, at value (cost of $25,782)	25,510
Receivable for investments sold	3,136,656
Receivable for capital shares sold	238,160
Dividends and interest receivable	109,213
Other assets	334
106,332,311

Liabilities
Payable for investments purchased	3,249,733
Payable for capital shares redeemed	375,929
Accrued management fees	96,581
Distribution and service fees payable	10,005
3,732,248

Net Assets	$102,600,063

Net Assets Consist of:
Capital (par value and paid-in surplus)	$98,833,111
Undistributed net investment income	2,417,783
Accumulated net realized loss	(3,114,666)
Net unrealized appreciation	4,463,835
$102,600,063

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$67,797,563	5,919,236	$11.45
Institutional Class, $0.01 Par Value	$2,825,963	246,479	$11.47
A Class, $0.01 Par Value	$16,651,134	1,455,587	$11.44*
C Class, $0.01 Par Value	$7,281,593	639,752	$11.38
R Class, $0.01 Par Value	$106,059	9,277	$11.43
R6 Class, $0.01 Par Value	$7,937,751	691,893	$11.47
*Maximum offering price $12.14 (net asset value divided by 0.9425).

See Notes to Financial Statements.

13

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $129,630)	$2,703,565
Interest	1,785
2,705,350

Expenses:
Management fees	1,279,496
Distribution and service fees:
A Class	49,213
C Class	72,919
R Class	818
Directors' fees and expenses	3,821
Other expenses	994
1,407,261
Fees waived	(54,923)
1,352,338

Net investment income (loss)	1,353,012

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,158,379
Foreign currency transactions	(10,069)
4,148,310

Change in net unrealized appreciation (depreciation) on:
Investments	(4,132,213)
Translation of assets and liabilities in foreign currencies	(631)
(4,132,844)

Net realized and unrealized gain (loss)	15,466

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,368,478

See Notes to Financial Statements.

14

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$1,353,012	$1,465,472
Net realized gain (loss)	4,148,310	(1,579,776)
Change in net unrealized appreciation (depreciation)	(4,132,844)	(78,125)
Net increase (decrease) in net assets resulting from operations	1,368,478	(192,429)

Distributions to Shareholders
From net investment income:
Investor Class	(2,084,369)	(2,431,936)
Institutional Class	(129,457)	(256,274)
A Class	(553,119)	(595,878)
C Class	(140,545)	(150,914)
R Class	(5,959)	(18,030)
R6 Class	(310,389)	(1,267)
From net realized gains:
Investor Class	—	(812,440)
Institutional Class	—	(81,260)
A Class	—	(213,379)
C Class	—	(68,884)
R Class	—	(6,955)
R6 Class	—	(387)
Decrease in net assets from distributions	(3,223,838)	(4,637,604)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(8,501,328)	17,291,214

Net increase (decrease) in net assets	(10,356,688)	12,461,181

Net Assets
Beginning of period	112,956,751	100,495,570
End of period	$102,600,063	$112,956,751

Undistributed net investment income	$2,417,783	$1,175,248

See Notes to Financial Statements.

15

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, A Class, C Class and R Class, 1.00% for the Institutional Class and 0.85% for the R6 Class. From November 1, 2015 thru July 31, 2016, the investment advisor agreed to waive 0.04% of the fund’s management fee. Effective August 1, 2016, the investment advisor agreed to increase the amount of the waiver from 0.04% to 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $35,576, $1,814, $9,719, $3,689, $76 and $4,049 for the Investor Class, Institutional Class, A Class, C Class, R Class and the R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.15% for the Investor Class, A Class, C Class and R Class, 0.95% for the Institutional Class and 0.80% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $97,925 and $1,015,328, respectively. The effect of interfund transactions on the Statement of Operations was $(40,469) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $271,712,831 and $281,398,742, respectively.

18

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		70,000,000
Sold	2,296,594	$26,402,642	4,069,897	$48,422,421
Issued in reinvestment of distributions	160,768	1,789,344	250,279	2,853,181
Redeemed	(2,801,145)	(31,882,630)	(3,808,028)	(44,360,141)
	(343,783)	(3,690,644)	512,148	6,915,461
Institutional Class/Shares Authorized	20,000,000		20,000,000
Sold	110,455	1,284,019	161,180	1,923,486
Issued in reinvestment of distributions	11,297	125,737	29,062	331,011
Redeemed	(247,167)	(2,855,718)	(552,807)	(6,566,497)
	(125,415)	(1,445,962)	(362,565)	(4,312,000)
A Class/Shares Authorized	15,000,000		15,000,000
Sold	326,874	3,746,570	827,296	9,807,640
Issued in reinvestment of distributions	48,559	540,949	69,776	796,148
Redeemed	(753,271)	(8,692,908)	(444,969)	(5,229,769)
	(377,838)	(4,405,389)	452,103	5,374,019
C Class/Shares Authorized	10,000,000		10,000,000
Sold	76,087	889,900	219,128	2,603,059
Issued in reinvestment of distributions	9,381	104,697	13,647	155,849
Redeemed	(69,033)	(788,880)	(63,466)	(728,593)
	16,435	205,717	169,309	2,030,315
R Class/Shares Authorized	10,000,000		10,000,000
Sold	4,495	51,350	20,657	244,712
Issued in reinvestment of distributions	534	5,959	2,188	24,985
Redeemed	(16,923)	(189,151)	(33,524)	(411,077)
	(11,894)	(131,842)	(10,679)	(141,380)
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	400,300	4,693,987	648,641	7,852,607
Issued in reinvestment of distributions	27,913	310,389	145	1,654
Redeemed	(350,240)	(4,037,584)	(37,219)	(429,462)
	77,973	966,792	611,567	7,424,799
Net increase (decrease)	(764,522)	$(8,501,328)	1,371,883	$17,291,214

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

19

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
United States	$52,454,753	—	—
Other Countries	—	$48,773,353	—
Temporary Cash Investments	6,332	1,588,000	—
	$52,461,085	$50,361,353	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

20

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$3,223,838	$4,057,876
Long-term capital gains	—	$579,728

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to capital $(1), undistributed net investment income $3,113,361, and accumulated net realized loss $(3,113,360).

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$100,709,369
Gross tax appreciation of investments	$4,420,747
Gross tax depreciation of investments	(2,307,678)
Net tax appreciation (depreciation) of investments	2,113,069
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(4,294)
Net tax appreciation (depreciation)	$2,108,775
Undistributed ordinary income	$3,798,117
Accumulated short-term capital losses	$(2,139,940)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$11.62	0.15	0.01	0.16	(0.33)	—	(0.33)	$11.45	1.50%	1.16%	1.21%	1.31%	1.26%	250%	$67,798
2015	$12.03	0.17	0.02	0.19	(0.45)	(0.15)	(0.60)	$11.62	1.70%	1.20%	1.21%	1.39%	1.38%	248%	$72,769
2014	$11.54	0.13	0.88	1.01	(0.37)	(0.15)	(0.52)	$12.03	9.29%	1.20%	1.20%	1.15%	1.15%	275%	$69,207
2013	$10.90	0.13	1.12	1.25	(0.36)	(0.25)	(0.61)	$11.54	11.99%	1.20%	1.20%	1.15%	1.15%	392%	$43,927
2012(3)	$9.75	0.07	1.08	1.15	—	—	—	$10.90	11.68%	1.20%(4)	1.20%(4)	1.15%(4)	1.15%(4)	264%	$23,143
2012(5)	$10.00	0.14	(0.32)(6)	(0.18)	(0.07)	—	(0.07)	$9.75	(1.57)%	1.21%(4)	1.21%(4)	1.63%(4)	1.63%(4)	462%	$7,322
Institutional Class
2016	$11.63	0.18	0.02	0.20	(0.36)	—	(0.36)	$11.47	1.79%	0.96%	1.01%	1.51%	1.46%	250%	$2,826
2015	$12.05	0.19	0.02	0.21	(0.48)	(0.15)	(0.63)	$11.63	1.83%	1.00%	1.01%	1.59%	1.58%	248%	$4,325
2014	$11.56	0.15	0.88	1.03	(0.39)	(0.15)	(0.54)	$12.05	9.50%	1.00%	1.00%	1.35%	1.35%	275%	$8,848
2013	$10.91	0.15	1.13	1.28	(0.38)	(0.25)	(0.63)	$11.56	12.30%	1.00%	1.00%	1.35%	1.35%	392%	$7,916
2012(3)	$9.75	0.08	1.08	1.16	—	—	—	$10.91	11.90%	1.00%(4)	1.00%(4)	1.35%(4)	1.35%(4)	264%	$2,711
2012(5)	$10.00	0.17	(0.33)(6)	(0.16)	(0.09)	—	(0.09)	$9.75	(1.47)%	1.01%(4)	1.01%(4)	1.83%(4)	1.83%(4)	462%	$1,210

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$11.60	0.12	0.03	0.15	(0.31)	—	(0.31)	$11.44	1.33%	1.41%	1.46%	1.06%	1.01%	250%	$16,651
2015	$12.02	0.13	0.02	0.15	(0.42)	(0.15)	(0.57)	$11.60	1.35%	1.45%	1.46%	1.14%	1.13%	248%	$21,275
2014	$11.53	0.11	0.87	0.98	(0.34)	(0.15)	(0.49)	$12.02	9.02%	1.45%	1.45%	0.90%	0.90%	275%	$16,601
2013	$10.89	0.10	1.12	1.22	(0.33)	(0.25)	(0.58)	$11.53	11.72%	1.45%	1.45%	0.90%	0.90%	392%	$18,926
2012(3)	$9.76	0.06	1.07	1.13	—	—	—	$10.89	11.58%	1.45%(4)	1.45%(4)	0.90%(4)	0.90%(4)	264%	$2,460
2012(5)	$10.00	0.12	(0.31)(6)	(0.19)	(0.05)	—	(0.05)	$9.76	(1.82)%	1.46%(4)	1.46%(4)	1.38%(4)	1.38%(4)	462%	$700
C Class
2016	$11.55	0.03	0.02	0.05	(0.22)	—	(0.22)	$11.38	0.47%	2.16%	2.21%	0.31%	0.26%	250%	$7,282
2015	$11.96	0.05	0.02	0.07	(0.33)	(0.15)	(0.48)	$11.55	0.73%	2.20%	2.21%	0.39%	0.38%	248%	$7,197
2014	$11.47	0.02	0.88	0.90	(0.26)	(0.15)	(0.41)	$11.96	8.12%	2.20%	2.20%	0.15%	0.15%	275%	$5,428
2013	$10.83	—(7)	1.14	1.14	(0.25)	(0.25)	(0.50)	$11.47	10.94%	2.20%	2.20%	0.15%	0.15%	392%	$2,614
2012(3)	$9.75	0.02	1.06	1.08	—	—	—	$10.83	11.08%	2.20%(4)	2.20%(4)	0.15%(4)	0.15%(4)	264%	$610
2012(5)	$10.00	0.05	(0.30)(6)	(0.25)	—	—	—	$9.75	(2.50)%	2.21%(4)	2.21%(4)	0.63%(4)	0.63%(4)	462%	$394

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R Class
2016	$11.59	0.10	0.02	0.12	(0.28)	—	(0.28)	$11.43	1.07%	1.66%	1.71%	0.81%	0.76%	250%	$106
2015	$12.01	0.11	0.01	0.12	(0.39)	(0.15)	(0.54)	$11.59	1.08%	1.70%	1.71%	0.89%	0.88%	248%	$245
2014	$11.52	0.08	0.87	0.95	(0.31)	(0.15)	(0.46)	$12.01	8.74%	1.70%	1.70%	0.65%	0.65%	275%	$382
2013	$10.87	0.08	1.12	1.20	(0.30)	(0.25)	(0.55)	$11.52	11.55%	1.70%	1.70%	0.65%	0.65%	392%	$489
2012(3)	$9.76	0.05	1.06	1.11	—	—	—	$10.87	11.37%	1.70%(4)	1.70%(4)	0.65%(4)	0.65%(4)	264%	$439
2012(5)	$10.00	0.09	(0.30)(6)	(0.21)	(0.03)	—	(0.03)	$9.76	(2.07)%	1.71%(4)	1.71%(4)	1.13%(4)	1.13%(4)	462%	$393
R6 Class
2016	$11.64	0.19	0.01	0.20	(0.37)	—	(0.37)	$11.47	1.86%	0.81%	0.86%	1.66%	1.61%	250%	$7,938
2015	$12.06	0.18	0.04	0.22	(0.49)	(0.15)	(0.64)	$11.64	1.99%	0.85%	0.86%	1.74%	1.73%	248%	$7,145
2014	$11.57	0.17	0.88	1.05	(0.41)	(0.15)	(0.56)	$12.06	9.67%	0.85%	0.85%	1.50%	1.50%	275%	$28
2013(8)	$11.18	0.03	0.36	0.39	—	—	—	$11.57	3.49%	0.85%(4)	0.85%(4)	1.07%(4)	1.07%(4)	392%(9)	$26

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period.

(4)	Annualized.

(5)	April 29, 2011 (fund inception) through March 31, 2012.

(6)
Per-share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

(7)	Per-share amount was less than $0.005.

(8)	July 26, 2013 (commencement of sale) through October 31, 2013.

(9)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

29

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

31

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different

32

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $10,494, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90980 1612

Annual Report

October 31, 2016

NT Global Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANREX	1.58%	-1.73%	3/19/15
FTSE EPRA/NAREIT Global Index	—	3.07%	-0.03%	—
MSCI ACWI Index	—	2.05%	-0.20%	—
Institutional Class	ANRHX	1.74%	-1.57%	3/19/15
R6 Class	ANRDX	1.86%	-1.43%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $9,721

FTSE EPRA/NAREIT Global Index — $9,994

MSCI ACWI Index — $9,967

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	R6 Class
1.20%	1.00%	0.85%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

2

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

NT Global Real Estate returned 1.74%* for the fiscal year ended October 31, 2016. By comparison, the FTSE EPRA/NAREIT Global Index (the fund’s benchmark) returned 3.07%, while the MSCI ACWI Index (a broad global stock market measure) returned 2.05%.

Global Real Estate Market Overview

Global real estate stocks advanced modestly for the 12-month period but trailed the performance of the broad global equity indices. For much of the period, global property stocks rose, benefiting from strong fundamentals as demand outpaced supply in many countries and regions. In addition, declining interest rates—especially in the wake of the affirmative vote for “Brexit,” the U.K. referendum to leave the European Union—reduced borrowing costs for commercial real estate companies and made their dividend yields more attractive. Over the last three months of the period, however, real estate stocks reversed course as rising global interest rates and an uncertain global economic environment put downward pressure on the sector.

During the reporting period, real estate stocks were reclassified and elevated within the Global Industry Classification Standard (GICS), one of the leading stock market classification systems. Previously, GICS classified stocks into ten different market sectors; real estate stocks had been included within the financials sector. However, effective August 31, 2016, real estate was broken out from the financials sector and became the eleventh sector in the GICS system. We believe this change affirms real estate as a distinct and relevant asset class and raises the overall visibility of the real estate sector.

Among developed markets, property stocks in the Asia/Pacific region generated the best returns, led by the strong performance of real estate stocks in Hong Kong and Australia. Property stocks in North America also fared well, benefiting from robust earnings growth and favorable fundamentals. European property stocks lagged amid weakness in the U.K. and the Netherlands. Real estate stocks in emerging markets posted solid gains, led by outsized returns in Brazil and Indonesia.

Europe and Emerging Markets Detracted

The fund’s underperformance of its benchmark resulted primarily from holdings in Europe and an underweight position in emerging markets. In Europe, the portfolio’s holdings in the U.K. declined amid uncertainty about the investment landscape in the wake of the Brexit vote. Notable detractors included London-based office landlords Derwent London and Great Portland Estates, which faced deteriorating fundamentals resulting from Brexit fears. We eliminated Derwent from the portfolio and significantly reduced the fund’s position in Great Portland.

Another holding adversely affected by Brexit was Japanese property developer Mitsui Fudosan. The company has several large development projects in the U.K., and Brexit concerns led to uncertainty about Mitsui Fudosan’s ability to fully lease the properties. In addition, concerns about deterioration in the condominium market in Japan weighed on the stock. We eliminated Mitsui Fudosan from the portfolio during the period.

* All fund returns referenced in this commentary are for Institutional Class shares. Fund returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when Institutional Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.

3

The most significant detractor among the portfolio’s U.S. holdings was self-storage operator Extra Space Storage. The company faced declining rental demand, which hindered its revenue and earnings growth and put downward pressure on the stock. As a result, we eliminated Extra Space Storage from the portfolio.

U.S. and Japan Added Value

Stock selection in the U.S. and Japan aided relative performance for the 12-month period. In the U.S., data center operators Equinix and Digital Realty Trust were among the fund’s top performance contributors. Both stocks benefited from strong demand for data center leasing space from cloud computing providers to meet their growing capacity needs. We reduced the fund’s exposure to these two stocks after their strong performance, but they remained meaningful positions in the portfolio.

Other notable contributors among the portfolio’s U.S. holdings included industrial property owners Prologis and Duke Realty. Both stocks continued to benefit from increased demand from companies with rapidly growing e-commerce operations.

In Japan, the leading contributor was Japanese developer Daito Trust Construction. The company, which develops rental housing, enjoyed strong growth in new orders resulting from a larger, more efficient sales force.

Outlook

Commercial property market fundamentals remain compelling in many regions of the globe, supported by low interest rates and accommodative central banks. This environment should continue to provide a favorable backdrop for global real estate stocks.

In the U.S., we are focused on several market trends, including strength in non-coastal markets, increased deleveraging, and strategic investment opportunities presented by leadership changes and asset spin-offs. Within this component of the portfolio, we have maintained overweight positions in industrial and residential real estate stocks, along with an underweight position in retail property stocks.

In Europe, we remain wary of potential fallout stemming from Brexit. Although our main emphasis in Europe is on stable property markets on the Continent, the fund has a modest overweight in the U.K., where real estate stocks are trading at significant discounts to their underlying property values. However, the fund has limited exposure to the London office market, where Brexit fears are contributing to deteriorating fundamentals.

The fund remains underweight the Asia/Pacific region because of policy-related headwinds. For example, both China and Singapore have restrictive housing market policies that aim to limit home price increases. However, we favor property stocks in Hong Kong, where the housing market has stabilized thanks to improving demand and low mortgage rates. In Japan, we shifted away from companies with above-average exposure to the condominium market, where prices appear to have peaked after several years of strong appreciation.

We reduced the fund’s underweight position in emerging markets as valuations became more attractive and real estate policies improved in several countries, including Indonesia and Brazil.

4

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Prologis, Inc.	4.2%
Simon Property Group, Inc.	3.4%
Mitsubishi Estate Co. Ltd.	2.9%
Apartment Investment & Management Co., Class A	2.7%
HCP, Inc.	2.7%
CubeSmart	2.5%
Vornado Realty Trust	2.5%
Duke Realty Corp.	2.4%
Alexandria Real Estate Equities, Inc.	2.4%
Unibail-Rodamco SE	2.4%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	50.8%
Foreign Common Stocks	47.1%
Total Common Stocks	97.9%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	(0.1)%

Investments by Country	% of net assets
United States	50.8%
Japan	10.8%
Hong Kong	7.3%
Australia	5.4%
United Kingdom	4.1%
France	3.4%
Germany	3.3%
Canada	2.4%
Singapore	2.3%
Other Countries	8.1%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$998.90	$5.78	1.15%
Investor Class (before waiver)	$1,000	$998.90(2)	$6.03	1.20%
Institutional Class (after waiver)	$1,000	$1,000.00	$4.78	0.95%
Institutional Class (before waiver)	$1,000	$1,000.00(2)	$5.03	1.00%
R6 Class (after waiver)	$1,000	$1,000.00	$4.02	0.80%
R6 Class (before waiver)	$1,000	$1,000.00(2)	$4.27	0.85%
Hypothetical
Investor Class (after waiver)	$1,000	$1,019.36	$5.84	1.15%
Investor Class (before waiver)	$1,000	$1,019.10	$6.09	1.20%
Institutional Class (after waiver)	$1,000	$1,020.36	$4.82	0.95%
Institutional Class (before waiver)	$1,000	$1,020.11	$5.08	1.00%
R6 Class (after waiver)	$1,000	$1,021.12	$4.06	0.80%
R6 Class (before waiver)	$1,000	$1,020.86	$4.32	0.85%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the fees had not been waived.

7

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 97.9%
Australia — 5.4%
Dexus Property Group	854,762	$5,812,943
Goodman Group	1,054,082	5,444,494
Mirvac Group	2,080,637	3,307,927
NEXTDC Ltd.(1)	634,663	1,776,660
Scentre Group	1,070,429	3,428,098
Westfield Corp.	211,878	1,434,462
		21,204,584
Brazil — 1.3%
BR Malls Participacoes SA(1)	1,221,660	4,883,578
Canada — 2.4%
Canadian Apartment Properties REIT	86,572	1,892,411
Chartwell Retirement Residences	345,608	3,849,537
H&R Real Estate Investment Trust	219,999	3,741,279
		9,483,227
China — 1.4%
China Overseas Land & Investment Ltd.	504,000	1,556,408
China Resources Land Ltd.	1,160,000	2,892,690
Longfor Properties Co. Ltd.	760,500	1,010,005
		5,459,103
Finland — 0.8%
Sponda Oyj	638,245	3,021,132
France — 3.4%
Gecina SA	27,500	4,008,984
Unibail-Rodamco SE	38,858	9,256,434
		13,265,418
Germany — 3.3%
Deutsche Wohnen AG	235,117	7,670,724
Vonovia SE	147,393	5,191,376
		12,862,100
Hong Kong — 7.3%
Cheung Kong Property Holdings Ltd.	1,012,000	7,496,490
Link REIT	1,096,500	7,818,459
Sun Hung Kai Properties Ltd.	498,000	7,435,759
Wharf Holdings Ltd. (The)	768,000	5,773,207
		28,523,915
Indonesia — 0.7%
Bumi Serpong Damai Tbk PT	10,181,600	1,693,292
Summarecon Agung Tbk PT	6,691,100	846,131
		2,539,423
Japan — 10.8%
Activia Properties, Inc.	675	3,282,636
Advance Residence Investment Corp.	1,333	3,729,400
Daito Trust Construction Co. Ltd.	29,700	4,977,377
GLP J-REIT	3,301	4,139,234
Hulic Co. Ltd.	763,800	7,290,586

8

	Shares	Value
Hulic Reit, Inc.	2,762	$4,840,809
Mitsubishi Estate Co. Ltd.	568,000	11,273,882
Mori Hills REIT Investment Corp.	1,843	2,597,458
		42,131,382
Mexico — 0.6%
Corp. Inmobiliaria Vesta SAB de CV	1,463,409	2,212,031
Philippines — 0.5%
Ayala Land, Inc.	2,714,700	2,032,369
Singapore — 2.3%
CapitaLand Mall Trust	2,113,200	3,144,168
Mapletree Commercial Trust	2,162,300	2,377,947
Mapletree Industrial Trust	2,722,100	3,365,328
		8,887,443
South Africa — 0.6%
Hyprop Investments Ltd.	273,707	2,429,793
Spain — 1.1%
Inmobiliaria Colonial SA	602,754	4,256,545
Sweden — 1.1%
Hufvudstaden AB, A Shares	285,042	4,411,892
United Kingdom — 4.1%
Great Portland Estates plc	204,724	1,488,459
Safestore Holdings plc	562,028	2,464,827
Segro plc	1,334,584	7,141,801
Shaftesbury plc	246,681	2,768,769
UNITE Group plc (The)	334,616	2,266,971
		16,130,827
United States — 50.8%
Acadia Realty Trust	103,490	3,486,578
Alexandria Real Estate Equities, Inc.	86,177	9,290,742
American Campus Communities, Inc.	121,762	6,345,018
American Homes 4 Rent	215,880	4,557,227
American Tower Corp.	54,691	6,409,238
Apartment Investment & Management Co., Class A	240,501	10,598,879
AvalonBay Communities, Inc.	40,198	6,881,094
Brixmor Property Group, Inc.	299,335	7,609,096
Camden Property Trust	49,258	4,011,572
Colony Starwood Homes	167,433	4,857,231
CubeSmart	372,393	9,708,286
Digital Realty Trust, Inc.	80,888	7,557,366
Duke Realty Corp.	363,062	9,494,071
Empire State Realty Trust, Inc.	272,120	5,325,388
Equinix, Inc.	22,840	8,160,275
HCP, Inc.	334,767	10,481,555
Hilton Worldwide Holdings, Inc.	174,487	3,943,406
Mack-Cali Realty Corp.	222,079	5,702,989
Medical Properties Trust, Inc.	212,063	2,956,158
Physicians Realty Trust	245,419	4,851,934
Prologis, Inc.	311,168	16,230,523
Quality Care Properties, Inc.(1)(2)	66,953	1,027,735
Retail Properties of America, Inc.	270,651	4,214,036
Simon Property Group, Inc.	71,714	13,335,935

9

	Shares	Value
Spirit Realty Capital, Inc.	438,079	$5,217,521
STORE Capital Corp.	184,754	5,041,937
Taubman Centers, Inc.	63,681	4,614,325
Urban Edge Properties	102,983	2,657,991
Ventas, Inc.	61,988	4,199,687
Vornado Realty Trust	103,880	9,637,986
		198,405,779
TOTAL COMMON STOCKS (Cost $371,280,098)		382,140,541
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $8,539,788), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $8,369,023)		8,369,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	30,929	30,929
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,399,929)		8,399,929
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $379,680,027)		390,540,470
OTHER ASSETS AND LIABILITIES — (0.1)%		(335,997)
TOTAL NET ASSETS — 100.0%		$390,204,473

SUB-INDUSTRY ALLOCATION
(as a % of net assets)
Retail REITs	17.6%
Industrial REITs	11.8%
Residential REITs	10.9%
Real Estate Operating Companies	10.7%
Office REITs	9.0%
Diversified REITs	8.7%
Specialized REITs	8.7%
Diversified Real Estate Activities	8.1%
Health Care REITs	6.0%
Real Estate Development	4.0%
Hotels, Resorts and Cruise Lines	1.0%
Health Care Facilities	1.0%
Internet Software and Services	0.4%
Cash and Equivalents*	2.1%
*Includes temporary cash investments and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

(1)	Non-income producing.

(2)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

See Notes to Financial Statements.

10

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $379,680,027)	$390,540,470
Foreign currency holdings, at value (cost of $94,012)	92,805
Receivable for investments sold	11,682,482
Receivable for capital shares sold	224,816
Dividends and interest receivable	481,964
403,022,537

Liabilities
Payable for investments purchased	12,499,303
Accrued management fees	318,761
12,818,064

Net Assets	$390,204,473

Net Assets Consist of:
Capital (par value and paid-in surplus)	$405,849,782
Undistributed net investment income	10,777,731
Accumulated net realized loss	(37,276,808)
Net unrealized appreciation	10,853,768
$390,204,473

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$102,125,234	10,765,942	$9.49
Institutional Class, $0.01 Par Value	$262,612,302	27,641,138	$9.50
R6 Class, $0.01 Par Value	$25,466,937	2,677,430	$9.51

See Notes to Financial Statements.

11

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $459,650)	$9,410,746
Interest	7,937
9,418,683

Expenses:
Management fees	4,028,671
Directors' fees and expenses	13,132
Other expenses	5,510
4,047,313
Fees waived	(193,200)
3,854,113

Net investment income (loss)	5,564,570

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	703,415
Foreign currency transactions	(18,503)
684,912

Change in net unrealized appreciation (depreciation) on:
Investments	1,960,672
Translation of assets and liabilities in foreign currencies	2,502
1,963,174

Net realized and unrealized gain (loss)	2,648,086

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,212,656

See Notes to Financial Statements.

12

Statement of Changes in Net Assets

YEAR ENDED OCTOBER 31, 2016 AND PERIOD ENDED OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015(1)
Operations
Net investment income (loss)	$5,564,570	$3,500,140
Net realized gain (loss)	684,912	(26,764,584)
Change in net unrealized appreciation (depreciation)	1,963,174	8,890,594
Net increase (decrease) in net assets resulting from operations	8,212,656	(14,373,850)

Distributions to Shareholders
From net investment income:
Investor Class	(3,011,060)	—
Institutional Class	(6,093,250)	—
R6 Class	(379,807)	—
Decrease in net assets from distributions	(9,484,117)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	45,378,066	360,471,718

Net increase (decrease) in net assets	44,106,605	346,097,868

Net Assets
Beginning of period	346,097,868	—
End of period	$390,204,473	$346,097,868

Undistributed net investment income	$10,777,731	$3,898,443

(1)	March 19, 2015 (fund inception) through October 31, 2015.

See Notes to Financial Statements.

13

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Global Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income. The fund is not permitted to invest in securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

The fund offers the Investor Class, the Institutional Class and the R6 Class, which have different fees and expenses. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services, which may be provided indirectly through another American Century Investments mutual fund. As a result, the investment advisor is able to charge the Institutional Class and R6 Class lower unified management fees.  All classes of the fund commenced sale on March 19, 2015, the fund’s inception date.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited

14

to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

15

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.20% for the Investor Class, 1.00% for the Institutional Class and 0.85% for the R6 Class. From November 1, 2015 thru July 31, 2016, the investment advisor agreed to waive 0.04% of the fund’s management fee. Effective August 1, 2016, the investment advisor agreed to increase the amount of the waiver from 0.04% to 0.08% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2017 and cannot terminate it prior to such date without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2016 was $54,990, $128,032 and $10,178 for the Investor Class, Institutional Class and R6 Class, respectively. The effective annual management fee after waiver for each class for the year ended October 31, 2016 was 1.15% for the Investor Class, 0.95% for the Institutional Class and 0.80% for the R6 Class.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $1,732,278 and $3,347,327, respectively. The effect of interfund transactions on the Statement of Operations was $(194,102) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $1,033,533,373 and $993,268,816, respectively.

16

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Period ended October 31, 2015(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	70,000,000		70,000,000
Sold	4,449,284	$42,555,373	9,664,941	$96,620,631
Issued in reinvestment of distributions	331,980	3,011,060	—	—
Redeemed	(3,634,715)	(34,804,654)	(45,548)	(431,789)
	1,146,549	10,761,779	9,619,393	96,188,842
Institutional Class/Shares Authorized	160,000,000		150,000,000
Sold	4,226,547	39,182,288	26,126,396	260,420,333
Issued in reinvestment of distributions	671,803	6,093,250	—	—
Redeemed	(2,373,559)	(22,922,977)	(1,010,049)	(9,865,944)
	2,524,791	22,352,561	25,116,347	250,554,389
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	1,364,259	12,978,918	1,501,440	14,826,317
Issued in reinvestment of distributions	41,921	379,807	—	—
Redeemed	(112,101)	(1,094,999)	(118,089)	(1,097,830)
	1,294,079	12,263,726	1,383,351	13,728,487
Net increase (decrease)	4,965,419	$45,378,066	36,119,091	$360,471,718

(1)	March 19, 2015 (fund inception) through October 31, 2015.

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
United States	$198,405,779	—	—
Other Countries	—	$183,734,762	—
Temporary Cash Investments	30,929	8,369,000	—
	$198,436,708	$192,103,762	—

17

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the year ended October 31, 2016 and the period March 19, 2015 (fund inception) through October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$9,484,117	—
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to gains on investments in passive foreign investment companies, were made to capital $(2), undistributed net investment income $10,798,835, and accumulated net realized loss $(10,798,833).

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$389,214,602
Gross tax appreciation of investments	$11,364,716
Gross tax depreciation of investments	(10,038,848)
Net tax appreciation (depreciation) of investments	1,325,868
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(8,255)
Net tax appreciation (depreciation)	$1,317,613
Undistributed ordinary income	$15,647,381
Accumulated short-term capital losses	$(32,610,303)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$9.57	0.13	0.01	0.14	(0.22)	$9.49	1.58%	1.16%	1.21%	1.30%	1.25%	264%	$102,125
2015(3)	$10.00	0.09	(0.52)	(0.43)	—	$9.57	(4.30)%	1.19%(4)	1.20%(4)	1.50%(4)	1.49%(4)	151%	$92,086
Institutional Class
2016	$9.59	0.14	0.01	0.15	(0.24)	$9.50	1.74%	0.96%	1.01%	1.50%	1.45%	264%	$262,612
2015(3)	$10.00	0.10	(0.51)	(0.41)	—	$9.59	(4.20)%	0.99%(4)	1.00%(4)	1.70%(4)	1.69%(4)	151%	$240,740
R6 Class
2016	$9.59	0.15	0.02	0.17	(0.25)	$9.51	1.86%	0.81%	0.86%	1.65%	1.60%	264%	$25,467
2015(3)	$10.00	0.11	(0.52)	(0.41)	—	$9.59	(4.10)%	0.84%(4)	0.85%(4)	1.85%(4)	1.84%(4)	151%	$13,271

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	March 19, 2015 (fund inception) through October 31, 2015.

(4)	Annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Global Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from March 19, 2015 (commencement date) through October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Global Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 19, 2015 (commencement date) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

23

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

24

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund had less than one year of performance history at the time of the Board's review. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

25

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different

26

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $45,232, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

29

Notes

30

Notes

31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90988 1612

Annual Report

October 31, 2016

Real Estate Fund

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended October 31, 2016. It provides investment performance and portfolio information, plus longer-term historical performance data. Annual reports help convey important information about fund returns, including market factors that affected performance during the reporting period. For additional, updated investment and market insights, we encourage you to visit our website, americancentury.com.

Central Bank Stimulus Boosted the Markets After Big Bouts of Volatility

The mostly positive returns for the full reporting period do not capture the short-term market volatility investors experienced at various times. Most broad stock and bond benchmarks posted gains, despite an interest rate increase by the Federal Reserve (Fed) in December 2015, extreme market volatility in early 2016 from global contagion concerns about China’s economic deceleration and currency devaluations, and more turmoil in June 2016 triggered by the unexpected U.K. vote to exit the European Union (Brexit).

Each big bout of financial market volatility was followed by another shot of monetary policy stimulus from central banks. Or, in the case of the Fed, delays in further interest rate increases. This stabilized the financial markets, and generally boosted their performance. The rising tide of monetary stimulus lifted most investment boats, including both stock and bond vehicles, which was unusual. Illustrating this phenomenon, the S&P 500 Index and the Bloomberg Barclays U.S. Aggregate Bond Index posted nearly equal performance, advancing 4.51% and 4.37%, respectively, for the 12 months. Global bond and real estate investment trust (REIT) indices exceeded that performance, while U.S. growth stock indices lagged; U.S. value equity generally outperformed U.S. growth.

The reporting period ended before the November 2016 U.S. presidential election, which, like Brexit, featured a surprising outcome with potentially far-reaching populist and anti-globalization ramifications that are still unfolding and being assessed. What we do know is that Donald Trump and his policy proposals face a deeply divided nation and add another layer of uncertainty to the global economic and market outlook, which could trigger further bouts of short-term volatility. In this challenging investment environment, we strongly believe in staying the course and remaining focused on longer-term goals, using disciplined, actively managed, diversified, risk-aware strategies. We appreciate your continued trust in us.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Performance

Total Returns as of October 31, 2016
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	REACX	6.19%	10.82%	4.03%	—	9/21/95
MSCI U.S. REIT Index	—	6.81%	11.38%	4.95%	—	—
S&P 500 Index	—	4.51%	13.55%	6.69%	—	—
Institutional Class	REAIX	6.40%	11.04%	4.24%	—	6/16/97
A Class	AREEX					10/6/98
No sales charge		5.92%	10.54%	3.77%	—
With sales charge		-0.17%	9.24%	3.16%	—
C Class	ARYCX	5.10%	9.71%	—	3.45%	9/28/07
R Class	AREWX	5.64%	10.27%	—	3.96%	9/28/07
R6 Class	AREDX	6.57%	—	—	8.92%	7/26/13

Average annual returns since inception are presented when ten years of performance history is not available.
Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

The Investor Class date is the inception date for RREEF Real Estate Securities Fund, Real Estate's predecessor. That fund merged with Real Estate on June 13, 1997 and Real Estate was first offered to the public on June 16, 1997.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

3

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2006
Performance for other share classes will vary due to differences in fee structure.

Value on October 31, 2016
Investor Class — $14,856

MSCI U.S. REIT Index — $16,222

S&P 500 Index — $19,124

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class	R6 Class
1.14%	0.94%	1.39%	2.14%	1.64%	0.79%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

4

Portfolio Commentary

Portfolio Managers: Steven Brown and Steven Rodriguez

Performance Summary

Real Estate returned 6.19%* for the fiscal year ended October 31, 2016. By comparison, the MSCI U.S. REIT Index (the fund’s benchmark) returned 6.81%, while the S&P 500 Index (a broad stock market measure) returned 4.51%.

REIT Market Overview

Real estate investment trusts (REITs) advanced for the 12-month period, outpacing the gains of the broad U.S. equity indices. After a brief decline early in the period, REITs rallied sharply through the end of July 2016, benefiting from strong fundamentals as demand outpaced supply in most property sectors. In addition, declining interest rates—especially in the wake of the affirmative vote for “Brexit,” the U.K. referendum to leave the European Union—reduced borrowing costs for REITs and made their dividend yields more attractive. Over the last three months of the period, however, REITs reversed course as expectations of an interest rate increase by the U.S. Federal Reserve (the Fed) before year-end and uncertainty surrounding the outcome of the U.S. presidential election put downward pressure on the REIT sector.

During the reporting period, real estate stocks were reclassified and elevated within the Global Industry Classification Standard (GICS), one of the leading stock market classification systems. Previously, GICS classified stocks into ten different market sectors; real estate stocks had been included within the financials sector. However, effective August 31, 2016, real estate was broken out from the financials sector and became the eleventh sector in the GICS system. We believe this change affirms real estate as a distinct and relevant asset class and raises the overall visibility of the real estate sector.

Overall, REITs returned approximately 7% for the 12-month period. From a sector perspective, industrial REITs generated the strongest returns thanks to robust demand for industrial space. Other top-performing sectors included health care REITs, which benefited from falling interest rates, and diversified REITs, led by technology REITs that enjoyed strong leasing demand for data centers, particularly from cloud computing providers. The only two sectors to decline during the period were self-storage and lodging REITs. Self-storage REITs fell as renter fatigue led to moderating demand for storage facilities, while weak business and leisure travel weighed on lodging and resort REITs.

Health Care and Retail Detracted

The fund’s underperformance of its benchmark for the fiscal year resulted primarily from an underweight position in health care REITs and stock selection among retail REITs. The underweight position in health care reflected our concerns about the interest rate sensitivity of the sector and poor fundamentals, particularly an above-average supply of senior housing. Consequently, the fund benefited less from the rally in health care REITs compared with the benchmark index.

* All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

5

In the retail sector, several of the fund’s regional mall holdings detracted meaningfully from relative performance, including General Growth Properties and Simon Property Group. Continued weakness in consumer spending weighed on the performance of both stocks, as did concerns about the growth of e-commerce and its impact on brick-and-mortar retailers, particularly in light of declining sales at department stores.

Technology and Industrial/Office REITs Added Value

An overweight position in mixed industrial/office REITs and stock selection among diversified REITs contributed positively to relative performance. The portfolio’s exposure to REITs with logistics expertise—particularly Prologis, Duke Realty, and Liberty Property Trust—added value during the period. All three stocks benefited from increased demand from companies with rapidly growing e-commerce operations.

An emphasis on technology REITs—particularly data center REITs Equinix and Digital Realty
Trust—aided fund performance during the period. Both stocks benefited from strong demand for data center leasing space from cloud computing providers to meet their growing capacity needs. We reduced the fund’s exposure to these two stocks after their strong performance, but they remained among the fund’s top ten holdings as of the end of the reporting period.

Another notable contributor was triple-net-lease REIT STORE Capital, which owns stand-alone, single-tenant properties. Falling interest rates allowed STORE Capital to reduce its cost of capital, leading to accelerating earnings growth during the period.

Outlook

The current U.S. economic environment—with a moderate level of economic growth, low inflation, and low interest rates—is likely to remain in place over the near term, which should continue to provide a tailwind for REIT performance. Although the Fed is expected to raise short-term interest rates by the end of the year, we believe the Fed will continue to normalize interest rates at a measured pace.

Several developing trends have emerged in the REIT market. Geographically, we see more signs of strength in non-coastal markets, such as the Midwest and the Sun Belt. We have also seen increases in REIT leadership changes and asset spin-offs in recent months, both of which present strategic investment opportunities. Finally, many REITs have been strengthening their balance sheets, often by using proceeds from asset sales and/or equity issuance to pay down debt.

Within the portfolio, we are maintaining overweight positions in the industrial/office and residential sectors. The industrial sector remains poised to benefit from the continuation of rapid growth in e-commerce, while the attraction in the residential sector is single-family rental housing, which offers attractive rental rates versus apartments and should benefit from continued strength in the single-family housing market. REITs with an emphasis on technology also remain an overweight position in the portfolio. In contrast, the health care sector remains an underweight position as the sector continues to face a weaker fundamental outlook.

6

Fund Characteristics

OCTOBER 31, 2016
Top Ten Holdings	% of net assets
Simon Property Group, Inc.	6.9%
Prologis, Inc.	5.3%
Equinix, Inc.	4.8%
Public Storage	3.7%
Vornado Realty Trust	3.7%
AvalonBay Communities, Inc.	3.2%
Digital Realty Trust, Inc.	3.2%
Alexandria Real Estate Equities, Inc.	3.1%
Apartment Investment & Management Co., Class A	3.1%
HCP, Inc.	3.0%

Sub-Industry Allocation	% of net assets
Retail REITs	19.3%
Residential REITs	17.0%
Specialized REITs	17.0%
Office REITs	12.2%
Diversified REITs	11.7%
Health Care REITs	10.4%
Industrial REITs	8.2%
Hotel and Resort REITs	2.3%
Hotels, Resorts and Cruise Lines	1.1%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

Types of Investments in Portfolio	% of net assets
Common Stocks	99.2%
Temporary Cash Investments	0.3%
Other Assets and Liabilities	0.5%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/1/16	Ending Account Value 10/31/16	Expenses Paid During Period(1) 5/1/16 - 10/31/16	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,021.00	$5.79	1.14%
Institutional Class	$1,000	$1,022.00	$4.78	0.94%
A Class	$1,000	$1,019.70	$7.06	1.39%
C Class	$1,000	$1,015.60	$10.84	2.14%
R Class	$1,000	$1,018.10	$8.32	1.64%
R6 Class	$1,000	$1,022.80	$4.02	0.79%
Hypothetical
Investor Class	$1,000	$1,019.41	$5.79	1.14%
Institutional Class	$1,000	$1,020.41	$4.77	0.94%
A Class	$1,000	$1,018.15	$7.05	1.39%
C Class	$1,000	$1,014.38	$10.84	2.14%
R Class	$1,000	$1,016.89	$8.31	1.64%
R6 Class	$1,000	$1,021.17	$4.01	0.79%

(1)
Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

9

Schedule of Investments

OCTOBER 31, 2016

	Shares	Value
COMMON STOCKS — 99.2%
Diversified REITs — 11.7%
Empire State Realty Trust, Inc.	1,119,881	$21,916,071
Forest City Realty Trust, Inc.	677,623	14,629,881
Gramercy Property Trust	2,074,125	19,123,433
Liberty Property Trust	672,129	27,174,175
Spirit Realty Capital, Inc.	2,104,756	25,067,644
STORE Capital Corp.	1,413,556	38,575,943
VEREIT, Inc.	2,182,740	20,517,756
		167,004,903
Health Care REITs — 10.4%
HCP, Inc.	1,382,970	43,300,790
Medical Properties Trust, Inc.	1,114,301	15,533,356
Physicians Realty Trust	1,328,836	26,271,088
Quality Care Properties, Inc.(1)(2)	276,594	4,245,718
Ventas, Inc.	530,473	35,939,546
Welltower, Inc.	339,893	23,292,867
		148,583,365
Hotel and Resort REITs — 2.3%
Host Hotels & Resorts, Inc.	1,438,586	22,269,311
Sunstone Hotel Investors, Inc.	869,107	10,915,984
		33,185,295
Hotels, Resorts and Cruise Lines — 1.1%
Hilton Worldwide Holdings, Inc.	703,568	15,900,637
Industrial REITs — 8.2%
Duke Realty Corp.	1,578,342	41,273,643
Prologis, Inc.	1,446,234	75,435,566
		116,709,209
Office REITs — 12.2%
Alexandria Real Estate Equities, Inc.	415,171	44,759,586
Boston Properties, Inc.	176,261	21,235,925
Douglas Emmett, Inc.	490,642	17,908,433
Hudson Pacific Properties, Inc.	567,236	19,070,474
Mack-Cali Realty Corp.	713,052	18,311,175
Vornado Realty Trust	574,533	53,305,172
		174,590,765
Residential REITs — 17.0%
American Campus Communities, Inc.	372,129	19,391,642
American Homes 4 Rent	1,192,806	25,180,135
Apartment Investment & Management Co., Class A	1,003,320	44,216,312
AvalonBay Communities, Inc.	270,564	46,315,146
Camden Property Trust	258,160	21,024,550
Colony Starwood Homes	484,748	14,062,539
Education Realty Trust, Inc.	295,092	12,567,968
Equity LifeStyle Properties, Inc.	252,999	19,187,444
Equity Residential	489,146	30,204,766

10

	Shares	Value
Essex Property Trust, Inc.	55,385	$11,857,375
		244,007,877
Retail REITs — 19.3%
Acadia Realty Trust	595,185	20,051,783
Brixmor Property Group, Inc.	1,691,540	42,998,947
Equity One, Inc.	700,297	19,958,464
General Growth Properties, Inc.	1,294,597	32,300,195
Retail Properties of America, Inc.	1,717,477	26,741,117
Simon Property Group, Inc.	534,003	99,303,198
Taubman Centers, Inc.	214,848	15,567,886
Urban Edge Properties	747,345	19,288,974
		276,210,564
Specialized REITs — 17.0%
American Tower Corp.	225,081	26,377,242
CubeSmart	636,368	16,590,114
CyrusOne, Inc.	365,056	16,285,148
Digital Realty Trust, Inc.	494,435	46,195,062
Equinix, Inc.	194,022	69,320,180
Extra Space Storage, Inc.	212,883	15,572,392
Public Storage	250,758	53,592,000
		243,932,138
TOTAL COMMON STOCKS (Cost $1,207,839,879)		1,420,124,753
TEMPORARY CASH INVESTMENTS — 0.3%
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 3.00%, 11/15/45, valued at $4,149,306), at 0.10%, dated 10/31/16, due 11/1/16 (Delivery value $4,063,011)		4,063,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	15,669	15,669
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,078,669)		4,078,669
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $1,211,918,548)		1,424,203,422
OTHER ASSETS AND LIABILITIES — 0.5%		7,143,257
TOTAL NET ASSETS — 100.0%		$1,431,346,679

NOTES TO SCHEDULE OF INVESTMENTS

(1)	When-issued security. The issue price and yield are fixed on the date of the commitment, but payment and delivery are scheduled for a future date.

(2)	Non-income producing.

See Notes to Financial Statements.

11

Statement of Assets and Liabilities

OCTOBER 31, 2016
Assets
Investment securities, at value (cost of $1,211,918,548)	$1,424,203,422
Receivable for investments sold	13,782,412
Receivable for capital shares sold	1,136,364
Dividends and interest receivable	116,065
1,439,238,263

Liabilities
Payable for investments purchased	4,133,416
Payable for capital shares redeemed	2,373,307
Accrued management fees	1,328,928
Distribution and service fees payable	55,933
7,891,584

Net Assets	$1,431,346,679

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,132,208,947
Undistributed net realized gain	86,852,858
Net unrealized appreciation	212,284,874
$1,431,346,679

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$909,920,904	29,644,422	$30.69
Institutional Class, $0.01 Par Value	$183,180,808	5,954,051	$30.77
A Class, $0.01 Par Value	$153,280,635	4,993,497	$30.70*
C Class, $0.01 Par Value	$15,985,788	529,661	$30.18
R Class, $0.01 Par Value	$19,112,234	625,550	$30.55
R6 Class, $0.01 Par Value	$149,866,310	4,872,505	$30.76
*Maximum offering price $32.57 (net asset value divided by 0.9425).

See Notes to Financial Statements.

12

Statement of Operations

YEAR ENDED OCTOBER 31, 2016
Investment Income (Loss)
Income:
Dividends	$37,000,940
Interest	18,359
37,019,299

Expenses:
Management fees	16,047,935
Distribution and service fees:
A Class	431,558
C Class	168,968
R Class	88,489
Directors' fees and expenses	52,282
Other expenses	12,807
16,802,039

Net investment income (loss)	20,217,260

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	286,060,761
Change in net unrealized appreciation (depreciation) on investments	(216,694,822)

Net realized and unrealized gain (loss)	69,365,939

Net Increase (Decrease) in Net Assets Resulting from Operations	$89,583,199

See Notes to Financial Statements.

13

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2016 AND OCTOBER 31, 2015
Increase (Decrease) in Net Assets	October 31, 2016	October 31, 2015
Operations
Net investment income (loss)	$20,217,260	$22,893,558
Net realized gain (loss)	286,060,761	140,383,346
Change in net unrealized appreciation (depreciation)	(216,694,822)	(61,602,845)
Net increase (decrease) in net assets resulting from operations	89,583,199	101,674,059

Distributions to Shareholders
From net investment income:
Investor Class	(25,017,182)	(18,881,364)
Institutional Class	(4,951,723)	(5,994,221)
A Class	(4,192,021)	(2,938,676)
C Class	(301,538)	(169,883)
R Class	(362,169)	(151,917)
R6 Class	(5,556,657)	(2,301,700)
Decrease in net assets from distributions	(40,381,290)	(30,437,761)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(85,497,715)	(246,440,506)

Net increase (decrease) in net assets	(36,295,806)	(175,204,208)

Net Assets
Beginning of period	1,467,642,485	1,642,846,693
End of period	$1,431,346,679	$1,467,642,485

See Notes to Financial Statements.

14

Notes to Financial Statements

OCTOBER 31, 2016

1. Organization

American Century Capital Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Real Estate Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek high total investment return through a combination of capital appreciation and current income.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class, the R Class and the R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class and R6 Class shareholders do not require the same level of shareholder and administrative services from American Century Investment Management, Inc. (ACIM) (the investment advisor) as shareholders of other classes. In addition, financial intermediaries do not receive any service, distribution or administrative fees for the R6 Class. As a result, the Institutional Class and R6 Class are charged lower unified management fees.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s net asset value per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could

15

affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. If significant fluctuations in foreign markets are identified, the fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that ACIM has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts and when-issued securities. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

16

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.00% to 1.20% for the Investor Class, A Class, C Class and R Class. The annual management fee schedule ranges from 0.80% to 1.00% for the Institutional Class and 0.65% to 0.85% for the R6 Class. The effective annual management fee for each class for the year ended October 31, 2016 was 1.13% for the Investor Class, A Class, C Class and R Class, 0.93% for the Institutional Class and 0.78% for the R6 Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2016 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $2,264,285 and $13,488,194, respectively. The effect of interfund transactions on the Statement of Operations was $2,232,965 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2016 were $2,220,524,943 and $2,295,388,890, respectively.

17

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2016		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	6,600,409	$203,734,155	12,303,508	$369,568,617
Issued in reinvestment of distributions	801,932	24,487,641	635,750	18,429,857
Redeemed	(8,943,608)	(273,782,326)	(17,510,664)	(525,318,867)
	(1,541,267)	(45,560,530)	(4,571,406)	(137,320,393)
Institutional Class/Shares Authorized	50,000,000		50,000,000
Sold	2,612,248	80,355,114	3,155,595	95,323,733
Issued in reinvestment of distributions	128,724	3,946,238	182,987	5,397,113
Redeemed	(2,153,818)	(65,277,333)	(11,434,924)	(352,919,499)
	587,154	19,024,019	(8,096,342)	(252,198,653)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	1,453,998	44,776,351	2,355,656	70,464,832
Issued in reinvestment of distributions	131,244	3,999,428	98,462	2,851,154
Redeemed	(2,514,089)	(77,540,716)	(2,637,014)	(78,153,884)
	(928,847)	(28,764,937)	(182,896)	(4,837,898)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	88,016	2,682,880	145,880	4,310,667
Issued in reinvestment of distributions	7,948	237,193	4,541	129,831
Redeemed	(163,187)	(4,908,151)	(154,361)	(4,514,636)
	(67,223)	(1,988,078)	(3,940)	(74,138)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	362,221	11,151,106	313,203	9,313,920
Issued in reinvestment of distributions	10,014	304,389	4,748	135,987
Redeemed	(235,935)	(7,298,352)	(134,904)	(3,967,197)
	136,300	4,157,143	183,047	5,482,710
R6 Class/Shares Authorized	50,000,000		40,000,000
Sold	1,937,793	60,134,562	7,671,347	225,205,102
Issued in reinvestment of distributions	181,289	5,556,657	82,066	2,301,700
Redeemed	(3,103,149)	(98,056,551)	(2,911,026)	(84,998,936)
	(984,067)	(32,365,332)	4,842,387	142,507,866
Net increase (decrease)	(2,797,950)	$(85,497,715)	(7,829,150)	$(246,440,506)
6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

18

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments. There were no significant transfers between levels during the period.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$1,420,124,753	—	—
Temporary Cash Investments	15,669	$4,063,000	—
	$1,420,140,422	$4,063,000	—

7. Risk Factors

The fund concentrates its investments in a narrow segment of the total market. Because of this, the fund is subject to certain additional risks as compared to investing in a more diversified portfolio of investments. The fund may be subject to certain risks similar to those associated with direct investment in real estate including but not limited to: local or regional economic conditions, changes in zoning laws, changes in property values, property tax increases, overbuilding, increased competition, environmental contamination, natural disasters, and interest rate risk.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions Paid From
Ordinary income	$20,228,049	$30,437,761
Long-term capital gains	$20,153,241	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization and dividends redesignations, were made to capital $1,869,291, distributions in excess of net investment income $20,164,030, and undistributed net realized gain $(22,033,321).

As of October 31, 2016, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,242,714,761
Gross tax appreciation of investments	$208,018,697
Gross tax depreciation of investments	(26,530,036)
Net tax appreciation (depreciation) of investments	$181,488,661
Undistributed ordinary income	—
Accumulated long-term gains	$117,649,071

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2016	$29.69	0.41	1.41	1.82	(0.82)	$30.69	6.19%	1.14%	1.32%	149%	$909,921
2015	$28.69	0.42	1.13	1.55	(0.55)	$29.69	5.51%	1.14%	1.42%	140%	$925,934
2014	$24.56	0.30	4.29	4.59	(0.46)	$28.69	18.89%	1.14%	1.16%	127%	$1,025,749
2013	$23.05	0.36	1.70	2.06	(0.55)	$24.56	9.04%	1.14%	1.48%	170%	$847,977
2012(3)	$22.35	0.09	0.66	0.75	(0.05)	$23.05	3.38%	1.15%(4)	0.64%(4)	86%	$759,303
2012	$19.58	0.17	2.87	3.04	(0.27)	$22.35	15.62%	1.16%	0.83%	168%	$696,245
Institutional Class
2016	$29.76	0.46	1.43	1.89	(0.88)	$30.77	6.40%	0.94%	1.52%	149%	$183,181
2015	$28.75	0.51	1.11	1.62	(0.61)	$29.76	5.70%	0.94%	1.62%	140%	$159,721
2014	$24.61	0.35	4.30	4.65	(0.51)	$28.75	19.17%	0.94%	1.36%	127%	$387,099
2013	$23.10	0.41	1.70	2.11	(0.60)	$24.61	9.23%	0.94%	1.68%	170%	$413,623
2012(3)	$22.40	0.11	0.67	0.78	(0.08)	$23.10	3.47%	0.95%(4)	0.84%(4)	86%	$324,283
2012	$19.62	0.21	2.87	3.08	(0.30)	$22.40	15.86%	0.96%	1.03%	168%	$290,557

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2016	$29.69	0.34	1.41	1.75	(0.74)	$30.70	5.92%	1.39%	1.07%	149%	$153,281
2015	$28.69	0.34	1.14	1.48	(0.48)	$29.69	5.24%	1.39%	1.17%	140%	$175,833
2014	$24.55	0.24	4.30	4.54	(0.40)	$28.69	18.59%	1.39%	0.91%	127%	$175,133
2013	$23.05	0.30	1.69	1.99	(0.49)	$24.55	8.77%	1.39%	1.23%	170%	$201,660
2012(3)	$22.35	0.05	0.67	0.72	(0.02)	$23.05	3.21%	1.40%(4)	0.39%(4)	86%	$166,497
2012	$19.60	0.11	2.87	2.98	(0.23)	$22.35	15.33%	1.41%	0.58%	168%	$151,198
C Class
2016	$29.22	0.11	1.37	1.48	(0.52)	$30.18	5.10%	2.14%	0.32%	149%	$15,986
2015	$28.25	0.12	1.13	1.25	(0.28)	$29.22	4.47%	2.14%	0.42%	140%	$17,439
2014	$24.18	0.04	4.23	4.27	(0.20)	$28.25	17.74%	2.14%	0.16%	127%	$16,972
2013	$22.72	0.12	1.67	1.79	(0.33)	$24.18	7.93%	2.14%	0.48%	170%	$17,057
2012(3)	$22.11	(0.05)	0.66	0.61	—	$22.72	2.76%	2.15%(4)	(0.36)%(4)	86%	$5,622
2012	$19.48	(0.02)	2.82	2.80	(0.17)	$22.11	14.44%	2.16%	(0.17)%	168%	$2,574
R Class
2016	$29.55	0.23	1.43	1.66	(0.66)	$30.55	5.64%	1.64%	0.82%	149%	$19,112
2015	$28.55	0.26	1.15	1.41	(0.41)	$29.55	4.97%	1.64%	0.92%	140%	$14,458
2014	$24.44	0.16	4.28	4.44	(0.33)	$28.55	18.30%	1.64%	0.66%	127%	$8,743
2013	$22.95	0.24	1.68	1.92	(0.43)	$24.44	8.50%	1.64%	0.98%	170%	$5,866
2012(3)	$22.27	0.02	0.66	0.68	—(5)	$22.95	3.06%	1.65%(4)	0.14%(4)	86%	$3,466
2012	$19.55	0.08	2.84	2.92	(0.20)	$22.27	15.01%	1.66%	0.33%	168%	$2,224

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2016	$29.75	0.51	1.43	1.94	(0.93)	$30.76	6.57%	0.79%	1.67%	149%	$149,866
2015	$28.74	0.49	1.17	1.66	(0.65)	$29.75	5.86%	0.79%	1.77%	140%	$174,257
2014	$24.61	0.33	4.35	4.68	(0.55)	$28.74	19.31%	0.79%	1.51%	127%	$29,151
2013(6)	$25.22	0.07	(0.53)	(0.46)	(0.15)	$24.61	(1.77)%	0.79%(4)	1.04%(4)	170%(7)	$1,377

Notes to Financial Highlights
(1) Computed using average shares outstanding throughout the period.
(2) Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3) April 1, 2012 through October 31, 2012. The fund's fiscal year end was changed from March 31 to October 31, resulting in a seven-month annual reporting period. For the years before October 31, 2012, the fund's fiscal year end was March 31.
(4) Annualized.
(5) Per-share amount was less than $0.005.
(6) July 26, 2013 (commencement of sale) through October 31, 2013.
(7) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2013.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of American Century Capital Portfolios, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Real Estate Fund (the “Fund”), one of the funds constituting American Century Capital Portfolios, Inc., as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Real Estate Fund of American Century Capital Portfolios, Inc. as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Kansas City, Missouri
December 19, 2016

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Barry Fink (1955)	Director	Since 2012	Retired; Executive Vice President, ACC (September 2007 to February 2013); President, ACS (October 2007 to February 2013); Chief Operating Officer, ACC (September 2007 to November 2012)	81	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	81	None
Jan M. Lewis (1957)	Director	Since 2011	Retired; President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization) (2006 to 2013)	81	None
James A. Olson (1942)	Director and Chairman of the Board	Since 2007 (Chairman since 2014)	Member, Plaza Belmont LLC (private equity fund manager) (1999 to present)	81	Saia, Inc. (2002 to 2012) and EPR Properties (2003 to 2013)
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	81	Euronet Worldwide Inc.; MGP Ingredients, Inc.; and DST Systems Inc. (1996 to 2012)

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
John R. Whitten (1946)	Director	Since 2008	Retired	81	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired	81	None
Interested Director
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	125	BioMed Valley Discoveries, Inc.
The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014
Chief Compliance Officer, American Century funds, (March 2014 to present); Chief Compliance Officer, ACIM (February 2014 to present); Chief Compliance Officer, ACIS (October 2009 to present); Vice President, Client Interactions and Marketing, ACIS (February 2013 to January 2014); Director, Client Interactions and Marketing, ACIS (June 2007 to January 2013). Also serves as Vice President, ACIS

Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present); General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President,Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

26

Approval of Management Agreement

At a meeting held on June 29, 2016, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor included, but was not limited to, the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund;

•	the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the Fund, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	the cost of owning the Fund compared to the cost of owning similar funds;

•	the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	possible economies of scale associated with the Advisor’s management of the Fund and other accounts under its management;

•	data comparing services provided and charges to the Advisor's other investment management clients;

•	acquired fund fees and expenses;

•	payments by the Fund and the Advisor to financial intermediaries and the nature of services provided; and

•	any collateral benefits derived by the Advisor from the management of the Fund.

In keeping with their practice, the Directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The independent Directors also had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services (except the independent Directors’ counsel)

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment. The Board noted specifically the resources the Advisor has committed to enhancing cybersecurity protections for the benefit of shareholders.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information provided by the Advisor during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board receives a report from the Advisor regarding the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders,

28

securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board particularly noted the Advisor’s continual efforts to maintain effective business continuity plans and to address cybersecurity threats. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent Directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe and was within the range of its peer expense group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Directors also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Board received confirmation from the Advisor that all such payments by the Fund intended for distribution were made pursuant to the Fund's 12b-1 Plan. The Board reviewed such information and found the payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
Distributions you receive from 403(b), 457 and qualified plans are subject to special tax and withholding rules. Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution. If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on the "About Us" page of American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2016.

For corporate taxpayers, the fund hereby designates $189,666, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2016 as qualified for the corporate dividends received deduction.

The fund hereby designates $25,456,330, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended October 31, 2016.
The fund utilized earnings and profits of $6,081,531 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century Capital Portfolios, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2016 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-90979 1612

ITEM 2. CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	M. Jeannine Strandjord, Stephen E. Yates and John R. Whitten are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2015:    $96,912
FY 2016:    $144,205

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(c)Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(d)All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2015:    $0
FY 2016:    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2015:    $0
FY 2016:    $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2015:    $86,000
FY 2016:    $829,350

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Capital Portfolios, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 29, 2016

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 29, 2016